SMITH BARNEY

MULTIPLE DISCIPLINE FUNDS

ALL CAP GROWTH AND VALUE FUND

GLOBAL ALL CAP GROWTH

AND VALUE FUND

LARGE CAP GROWTH

AND VALUE FUND

BALANCED ALL CAP GROWTH

AND VALUE FUND

Class A, B, C and Y shares

August 28, 2004

August 2, 2004, as revised August 28, 2004 for Balanced All Cap Growth and Value Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

Smith Barney Multiple Discipline Funds

Each fund is a separate series of Smith Barney Investment Funds Inc., a Maryland corporation.

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Multiple Discipline Funds—All Cap Growth and Value Fund

Investments, risks and performance

Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund is made up of an All Cap Growth segment and an All Cap Value segment (collectively, the “All Cap Growth and Value Fund”).

Investment objective

Long-term capital growth.

Principal investment strategies

Key investments The All Cap Growth and Value Fund invests primarily in equity securities of companies of any size. The All Cap Growth segment seeks to combine the long-term growth potential of small- to medium-size company stocks with the relative stability of large company growth stocks believed by the segment’s managers to be of high quality. The All Cap Value segment seeks to structure a high-quality portfolio by investing in large-, medium- and small-company stocks whose market prices in the opinion of the segment’s managers are attractive in relation to their business fundamentals.

Selection process The All Cap Growth and Value Fund’s strategy combines the efforts of the managers of the two segments and invests in the stock selections considered most attractive in the opinion of each segment’s managers. The fund is coordinated by portfolio managers who purchase and sell securities for the fund on the basis of recommendations received from each segment’s managers. The target allocations are 50% to the All Cap Growth segment and 50% to the All Cap Value segment.

The coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments, and determine whether the size of each position is appropriate for the fund. In order to maintain the fund’s target allocations between the two segment managers, the coordinating portfolio managers will:

■	Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) between the managers of the two segments, as appropriate

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■	Rebalance the allocation of the segments in the fund’s portfolio promptly to the extent that the percentage of the fund’s portfolio invested in either the All Cap Growth or All Cap Value segment’s securities equals or exceeds 60% of the fund’s total assets

Upon consultation with the fund’s segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if one or more segments become over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers and segment managers. As a result of the possibility of allocation adjustments, the performance of, and tax attributes associated with, the fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflow to the portfolio segment that is below its targeted percentage or (2) by selling securities in the portfolio segment that exceeds its targeted percentage with the proceeds being reallocated to the portfolio segment that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment buys a security when another segment is selling it, the net position of the fund in the security may be approximately the same as it would have been with a single segment and no such transactions. The coordinating portfolio managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

All Cap Growth segment The All Cap Growth segment managers seek to identify the stocks of companies of any size that exhibit superior balance sheets, exceptional managements, and long-term consistent operating histories. The segment managers also consider stocks of companies that they believe have rapid earnings growth potential, unrecognized values and industry leadership, and favor management teams with significant ownership stakes in the companies.

All Cap Value segment The All Cap Value segment managers apply a selection process that is based on fundamental security analysis and stresses a long-term value orientation. The segment managers seek to invest in companies whose stock prices, in their opinion, are undervalued relative to their long-term business fundamentals. The segment managers favor companies that generally have strong balance sheets and that, in their opinion,

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have stock prices that do not accurately reflect cash flows, tangible assets or management skills. Cyclical stocks and companies currently out of favor with analysts and investors are emphasized.

The segment managers emphasize industry sectors perceived to be undervalued relative to the broad market. The segment managers monitor portfolio holdings on both a technical and fundamental basis. The segment managers also track the buying and selling patterns by company insiders in company stock.

Principal risks of investing in the All Cap Growth and Value Fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■	U.S. stock markets decline or perform poorly relative to other types of investments
■	An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
■	A segment manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
■	Value and/or growth stocks fall out of favor with investors
■	Large-cap stocks fall out of favor with investors
■	Mid- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund that invests primarily in large-cap companies. Mid- and small-cap companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large-cap companies. The prices of mid-cap stocks tend to be more volatile than those of large-cap stocks. In addition, small-cap stocks may be less liquid than large-cap stocks
■	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth

Who may want to invest The All Cap Growth and Value Fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund investing in fixed income investments
■	Are willing to accept the risks of the stock market

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■	Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large-cap companies
■	Are seeking to participate in the long-term potential, and are willing to accept the special risks and potential long-term rewards, of mid- and small-cap companies
■	Are seeking equity diversification

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Performance information*

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return — Class A Shares

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest: 19.01% in 4th quarter 2001

Lowest: (22.15)% in 3rd quarter 2001

Year-to-date through 06/30/04: 1.49%

*	Prior to January 21, 2004, the fund followed different investment strategies under the name “Premier Selections All Cap Growth Fund.”

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Average Annual Total Returns

(for periods ended 12/31/03)

	1 year	Since Inception	Inception Date
Class A			06/30/00
Return before taxes	27.24%	(10.67)%
Return after taxes on distributions(1)	27.24%	(10.67)%
Return after taxes on distributions and sale of fund shares(1)	17.71%	(8.86)%
Other Classes (Return before taxes only)
Class B	27.94%	(10.55)%	06/30/00
Class C(2)	32.11%	(10.00)%	06/30/00
Class Y	n/a	n/a	(3)
Russell 1000 Growth Index	29.75%	(15.52)%	(4)
Russell 2000 Growth Index	48.54%	(8.94)%	(5)
S&P MidCap 400 Index	35.62%	6.40%	(6)
Russell 3000 Index	31.06%	(5.04)%	(7)
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2)	Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3)	No Class Y shares were outstanding on December 31, 2003.
(4)	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index comparison begins on 06/30/00.
(5)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Index comparison begins on 06/30/00.

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(6)	The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Index comparison begins on 06/30/00.
(7)	Effective January 21, 2004, the All Cap Growth and Value Fund replaced the Russell 1000 Growth Index, the Russell 2000 Growth Index and the S&P Mid Cap 400 Index as benchmarks with the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. As a result of the changes to the fund’s investment policies and strategies, this benchmark more accurately reflects the universe of stocks available to the fund than the fund’s previous benchmarks. Index comparison begins on 06/30/00.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Fee table

This table sets forth the fees and expenses you may pay if you invest in All Cap Growth and Value Fund shares.

All Cap Growth and Value Fund shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	None

All Cap Growth and Value Fund annual operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y**
Management fee	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.19%	0.19%	0.16%	0.19%

Total annual All Cap Growth and Value Fund operating expenses	1.19%	1.94%	1.91%	0.94%
*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	For Class Y shares, “Other expenses” have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended April 30, 2004.

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Example

This example helps you compare the costs of investing in the All Cap Growth and Value Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the All Cap Growth and Value Fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the All Cap Growth and Value Fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The All Cap Growth and Value Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$615	$859	$1,122	$1,871
Class B (redemption at end of period)	$697	$909	$1,147	$2,070	*
Class B (no redemption)	$197	$609	$1,047	$2,070	*
Class C (redemption at end of period)	$294	$600	$1,032	$2,233
Class C (no redemption)	$194	$600	$1,032	$2,233
Class Y (with or without redemption)	$96	$300	$520	$1,155
*	assumes conversion to Class A shares approximately eight years after purchase

More on the All Cap Growth and Value Fund’s investments

Both Segments

Other investments The All Cap Growth and Value Fund may invest to a limited extent in money market instruments and/or cash to pay expenses and/or meet redemption requests.

Derivatives and hedging techniques The All Cap Growth and Value Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indexes or currencies; options on these futures; forward currency contracts; or interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

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A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Foreign securities The All Cap Growth and Value Fund may invest to a limited extent in American Depository Receipts (ADRs) and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Defensive investing The All Cap Growth and Value Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The All Cap Growth and Value Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

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The All Cap Growth and Value Fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

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Multiple Discipline Funds—Global All Cap Growth and Value Fund

Investments, risks and performance

Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund is made up of four segments: Large Cap Growth, Large Cap Value, Multi-Cap Growth and International-American Depositary Receipts (collectively, the “Global All Cap Growth and Value Fund”).

Investment objective

Long-term capital growth.

Principal investment strategies

Key investments The Global All Cap Growth and Value Fund invests primarily in equity securities across a broad range of management disciplines seeking to optimize results and reduce volatility. The fund seeks to reduce company-specific risk by minimizing overlap of securities across equity styles and reduce industry-specific risk by minimizing concentration in particular industry groups across equity styles.

The Large Cap Growth segment seeks to invest in large cap growth stocks that in the segment manager’s opinion are of high quality and have superior balance sheets, exceptional management teams and consistent, long-term operating histories. This investment style will focus on more consistent growth of capital while seeking to reduce volatility of returns. The Large Cap Value segment seeks to invest in established, undervalued companies that the segment manager believes to be experiencing a fundamental, positive change that is not reflected in the stock price. The Multi-Cap Growth segment seeks to invest in companies that the segment manager believes have strong fundamentals and the potential for rapid earnings growth. The International-ADR segment seeks to build a long-term, diversified portfolio with exceptional risk/reward characteristics.

The Global All Cap Growth and Value Fund invests in foreign securities only through ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund does not invest in foreign securities that are not traded in U.S. markets.

Selection process The Global All Cap Growth and Value Fund strategy combines the efforts of the four segment managers and invests in the stock

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selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks that he believes offer superior long-term capital growth potential. The target allocations are 30% to the Large Cap Growth segment, 30% to the Large Cap Value segment, 20% to the Multi-Cap Growth segment and 20% to the International-ADR segment. The fund is coordinated by portfolio managers who purchase and sell securities for the fund on the basis of recommendations received from each segment’s manager. The coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments, and determine whether the size of each position is appropriate for the fund.

In order to maintain the fund’s target allocations among the four segment managers, the coordinating portfolio managers will:

■	Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the four segment managers, as appropriate
■	Rebalance the allocation of the segments in the fund’s portfolio promptly to the extent that the percentage of the fund’s portfolio invested in any of the Large Cap Growth, Large Cap Value, Multi-Cap Growth or International-ADR segment’s securities diverges by at least 20% from the target allocation for that segment

Upon consultation with the fund’s segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if one or more segments become over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers and segment managers. As a result of the possibility of allocation adjustments, the performance of, and tax attributes associated with, the fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflow to the portfolio segments that are below their targeted percentages or (2) by selling securities in the portfolio segments that exceed their targeted percentages with the proceeds being reallocated to the portfolio segments that are below their targeted percentages. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part

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of these reallocations result in higher portfolio turnover. In addition, if one segment buys a security when another segment is selling it, the net position of the Global All Cap Growth and Value Fund in the security may be approximately the same as it would have been with a single segment and no such transactions. The coordinating portfolio managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

Large Cap Growth segment The segment manager seeks to invest in the stocks of well-known companies believed to have strong growth prospects. The segment manager seeks consistent growth of capital and reduced volatility of returns. With respect to this segment, the fund strives to outperform the broad stock market over a full market cycle with less volatility.

In selecting individual companies for investment, the segment manager considers:

■	Above-average growth prospects
■	Technological innovation
■	Industry dominance
■	Competitive products and services
■	Global scope
■	Long-term operating history
■	Strong cash flow
■	High return on equity
■	Strong financial condition
■	Experienced and effective management

Large Cap Value segment The segment manager seeks to invest in the stocks of established companies believed to be available at attractive prices. The segment manager seeks stocks of companies that are experiencing positive fundamental changes that he believes are not yet reflected in their price. With respect to this segment, the fund seeks reduced volatility as well as long-term capital growth.

In selecting individual companies for investment, the segment manager will consider:

■	Demonstrated financial strength
■	Improving returns on invested capital and cash flow
■	New management
■	New product development or change in competitive position
■	Regulatory changes favoring the company

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■	Restructuring
■	New business strategy not yet recognized by the marketplace

Multi-Cap Growth segment The segment manager seeks to invest in those growth company stocks that the segment manager believes have the potential for above-average, long-term earnings and/or cash flow in excess of that expected for the market as a whole. In selecting individual companies for investment, the segment manager utilizes a bottom-up discipline that:

■	Emphasizes fundamental analysis that includes earnings and/or cash flow growth, franchise values, returns on equity and breadth of management
■	Focuses on leaders within their industries and sizes with potential for strong earnings and/or cash flow growth
■	Seeks companies where managements have significant ownership stakes

Investments may be made in stocks of companies of any size. Small-cap and mid-cap investments tend to be in companies believed to be overlooked by analysts and investors. The segment manager stresses a long-term investment horizon. Circumstances in which the segment manager re-examines whether a portfolio holding should continue to be held include:

■	A belief by the segment manager that long-term deterioration in the fundamentals of the company and/or its industry is likely to occur
■	The occurrence of a management change that the segment manager believes will have a significant negative effect on the company’s long-term prospects

International-ADR segment The segment manager seeks to invest in international stocks via ADRs of global companies considered by the manager to be of high quality and whose intrinsic values do not appear to be recognized by the markets. The International-ADR segment seeks to build a long-term, well-diversified portfolio with favorable risk/reward characteristics. With respect to this segment, the fund strives to outperform the international benchmarks over a full market cycle while seeking to maintain positive returns.

In selecting individual companies for investment, the International-ADR segment manager looks for the following:

■	Above-average earnings growth
■	High relative return on invested capital
■	Experienced and effective management
■	Effective research, product development and marketing

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■	Competitive advantages
■	Strong financial condition or stable or improving credit quality

In allocating assets among countries and regions, the segment manager evaluates economic and political factors, including the following:

■	Low or decelerating inflation which creates a favorable environment for securities markets
■	Stable governments with policies that encourage economic growth, equity investment and development of securities markets
■	Currency stability
■	Range of individual investment opportunities

Principal risks of investing in the Global All Cap Growth and Value Fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■	U.S. or foreign stock markets decline, or perform poorly relative to other types of investments
■	An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
■	A segment manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
■	Value and/or growth stocks fall out of favor with investors
■	Large-cap stocks fall out of favor with investors
■	Mid- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund that invests primarily in large-cap companies. Mid- and small-cap companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large-cap companies. The prices of medium-cap stocks tend to be more volatile than those of large-cap stocks. In addition, small-cap stocks may be less liquid than large-cap stocks
■	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth
■	Adverse governmental action or political, economic or market instability affects a foreign country or region
■	The currency in which a security underlying an ADR is priced declines in value relative to the U.S. dollar

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Who may want to invest The Global All Cap Growth and Value Fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund investing in fixed income investments
■	Are willing to accept the risks of the stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large-cap companies
■	Are seeking to participate in the long-term potential, and are willing to accept the special risks and potential long-term rewards, of mid- and small-cap companies
■	Are seeking diversification

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Performance information*

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return — Class A Shares

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest: 18.34% in 4th quarter 2001

Lowest: (23.76)% in 2nd quarter 2002

Year-to-date through 06/30/04: 4.50%

*	Prior to January 21, 2004, the fund followed different investment strategies under the name “Premier Selections Global Growth Fund.”

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Average Annual Total Returns

(for periods ended 12/31/03)

	1 year	Since Inception	Inception Date
Class A			06/30/00
Return Before Taxes	30.93%	(10.93)%
Return After Taxes on Distributions(1)	30.93%	(10.93)%
Return After Taxes on Distributions and Sale of Fund Shares(1)	20.11%	(9.07)%
Other Classes
(Return Before Taxes Only)
Class B	31.84%	(10.78)%	06/30/00
Class C(2)	36.02%	(10.23)%	06/30/00
Class Y	n/a	n/a	(3)
MSCI World Growth Index	28.08%	(11.85)%	(4)
Russell 2500 Growth Index	46.31%	(8.81)%	(5)
Russell 3000 Growth Index	30.97%	(15.05)%	(6)
MSCI EAFE Index	38.59%	(5.55)%	(7)
MSCI EAFE Growth Index	31.99%	(10.23)%	(8)
Russell 3000 Index	31.06%	(5.04)%	(9)
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2)	Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3)	No Class Y shares were outstanding on December 31, 2003.
(4)	The MSCI World Growth Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividend. Index comparison begins on 06/30/00.

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(5)	The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. Index comparison begins on 06/30/00.
(6)	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Index comparison begins on 06/30/00.
(7)	The MSCI EAFE (Europe, Australasia and Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. (The 22 countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan, Malaysia and Singapore). Index performance is calculated with net dividend. Index comparison begins on 06/30/00.
(8)	The MSCI EAFE Growth Index measures the performance of those MSCI EAFE companies with higher price-to-book ratios and higher forecasted growth values, relative to each MSCI country. Index performance is calculated with net dividend, Index comparison begins on 06/30/00. Effective January 21, 2004, the fund no longer uses the MSCI EAFE Growth Index as a benchmark because it no longer reflects accurately the universe of stocks available to the fund.
(9)	Effective January 21, 2004, the fund replaced the Russell 2500 Growth Index and the Russell 3000 Growth Index as benchmarks with the Russell 3000 Index. The Russell 3000 Index more accurately reflects the universe of stocks available to the fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Index comparison begins on 6/30/00.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in Global All Cap Growth and Value Fund shares.

Global All Cap Growth and Value Fund shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	None

Global All Cap Growth and Value Fund annual operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y**
Management fee	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.25%	0.32%	0.31%	0.25%

Total annual Global All Cap Growth and Value Fund operating expenses	1.25%	2.07%	2.06%	1.00%
*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	For Class Y shares, “Other expenses” have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended April 30, 2004.

Example

This example helps you compare the costs of investing in the Global All Cap Growth and Value Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the Global All Cap Growth and Value Fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Global All Cap Growth and Value Fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The Global All Cap Growth and Value Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

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Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$621	$877	$1,152	$1,936
Class B (redemption at end of period)	$710	$949	$1,214	$2,190	*
Class B (no redemption)	$210	$649	$1,114	$2,190	*
Class C (redemption at end of period)	$309	$646	$1,108	$2,390
Class C (no redemption)	$209	$646	$1,108	$2,390
Class Y (with or without redemption)	$102	$318	$552	$1,225

* assumes conversion to Class A shares approximately eight years after purchase

More on the Global All Cap Growth and Value Fund’s investments

International—ADR Segment

The Global All Cap Growth and Value Fund invests in foreign securities only through ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

All segments

Other investments The Global All Cap Growth and Value Fund may invest to a limited extent in money market instruments and/or cash to pay expenses and meet redemption requests.

Derivatives and hedging techniques The Global All Cap Growth and Value Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indexes or currencies; options on these futures; forward currency contracts; or interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates

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■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

Defensive investing The Global All Cap Growth and Value Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The Global All Cap Growth and Value Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

The Global All Cap Growth and Value Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

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Multiple Discipline Funds—Large Cap Growth and Value Fund

Investments, risks and performance

Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund is made up of Large Cap Value and Large Cap Growth segments (collectively, the “Large Cap Growth and Value Fund”).

Investment objective

Long-term capital growth.

Principal investment strategies

Key investments The Large Cap Growth and Value Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations—those with total market capitalizations of $5 billion or more at the time of investment. The Large Cap Growth segment seeks to invest in large capitalization growth stocks that in the segment manager’s opinion are of high quality and have superior balance sheets, exceptional management teams and consistent, long-term operating histories. This investment style focuses on more consistent growth of capital while seeking to reduce volatility of returns. The Large Cap Value segment seeks to invest in established, undervalued companies that the segment manager believes to be experiencing a fundamental, positive change that is not reflected in the stock price.

The Large Cap Growth and Value Fund’s 80% investment policy may be changed by the Board of Directors on 60 days’ notice to shareholders.

Selection process The Large Cap Growth and Value Fund’s strategy combines the efforts of two segment managers with different styles (Value and Growth) and invests in the stock selections considered most attractive in the opinion of each segment manager. The target allocations are 50% to the Large Cap Growth segment and 50% to the Large Cap Value segment. The fund is coordinated by portfolio managers who purchase and sell securities for the fund on the basis of recommendations received from each segment’s managers.

The coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments, and determine whether the size of each position is appropriate for the Large Cap Growth and Value Fund.

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In order to maintain the fund’s target allocations between the two segment managers, the coordinating portfolio managers will:

■	Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) between the two segment managers, as appropriate
■	Rebalance the allocation of the segments in the fund’s portfolio promptly to the extent that the percentage of the fund’s portfolio invested in either the Large Cap Growth or Large Cap Value segment’s securities equals or exceeds 60% of the fund’s total assets

Upon consultation with the fund’s segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if either segment becomes over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers and segment managers. As a result of the possibility of allocation adjustments, the performance of, and tax attributes associated with, the fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflow to the portfolio segment that is below its targeted percentage or (2) by selling securities in the portfolio segment that exceeds its targeted percentage with the proceeds being reallocated to the portfolio segment that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment buys a security when another segment is selling it, the net position of the fund in the security may be approximately the same as it would have been with a single segment and no such transactions. The coordinating portfolio managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

Large Cap Growth segment The Large Cap Growth segment manager seeks to invest in the stocks of well-known companies believed to have strong growth prospects. The segment manager seeks more consistent growth of capital and reduced volatility of returns. With respect to this segment, the fund strives to outperform the broad stock market over a full market cycle with less volatility.

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In selecting individual companies for investment, the segment manager considers:

■	Above-average growth prospects
■	Technological innovation
■	Industry dominance
■	Competitive products and services
■	Global scope
■	Long-term operating history
■	Strong cash flow
■	High return on equity
■	Strong financial condition
■	Experienced and effective management

Large Cap Value segment The Large Cap Value segment manager seeks to invest in the stocks of established companies believed to be available at attractive prices. The segment manager seeks stocks of companies that are experiencing positive fundamental changes that he believes are not yet reflected in their price. With respect to this segment, the fund seeks reduced volatility as well as long-term capital growth.

In selecting individual companies for investment, the segment manager considers:

■	Demonstrated financial strength
■	Improving returns on invested capital and cash flow
■	New management
■	New product development or change in competitive position
■	Regulatory changes favoring the company
■	Restructuring
■	New business strategy not yet recognized by the marketplace

Principal risks of investing in the Large Cap Growth and Value Fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■	U.S. stock markets decline or perform poorly relative to other types of investments
■	An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
■	The segment manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

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■	Value and/or growth stocks fall out of favor with investors
■	Large-cap stocks fall out of favor with investors
■	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth

Who may want to invest The Large Cap Growth and Value Fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund investing in fixed income investments
■	Are willing to accept the risks of the stock market
■	Wish to invest indirectly in select large-cap companies

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Performance information*

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return—Class A Shares

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest: 17.54% in 2nd quarter 2003

Lowest: (22.52)% in 3rd quarter 2002

Year-to-date through 06/30/04: 2.35%

*	Prior to January 21, 2004, the fund followed different investment strategies under the name “Premier Selections Large Cap Fund.”

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Average Annual Total Returns

(for periods ended 12/31/03)

	1 Year	Since Inception	Inception Date
Class A			08/31/99
Return before taxes	22.55%	(7.19)%
Return after taxes on distributions(1)	22.21%	(7.33)%
Return after taxes on distributions and sale of fund shares(1)	14.66%	(6.05)%
Other Classes (Return before taxes only)
Class B	23.04%	(7.01)%	08/31/99
Class C(2)	27.06%	(6.80)%	08/31/99
Class Y	n/a	n/a	(3)
Russell 1000 Index	29.89%	(1.73)%	(4)
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2)	Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3)	No Class Y shares were outstanding on December 31, 2003.
(4)	The Russell 1000 Index measures the performance of those 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index comparison begins on 08/31/99.

It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in Large Cap Growth and Value Fund shares.

Large Cap Growth and Value Fund shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	None

Large Cap Growth and Value Fund annual operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y**
Management fee	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.16%	0.16%	0.17%	0.16%

Total annual Large Cap Growth and Value Fund operating expenses	1.16%	1.91%	1.92%	0.91%
*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	For Class Y shares, “Other Expenses” have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended April 30, 2004.

Example

This example helps you compare the costs of investing in the Large Cap Growth and Value Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the Large Cap Growth and Value Fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Large Cap Growth and Value Fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The Large Cap Growth and Value Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

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Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$612	$850	$1,106	$1,839
Class B (redemption at end of period)	$694	$900	$1,132	$2,038	*
Class B (no redemption)	$194	$600	$1,032	$2,038	*
Class C (redemption at end of period)	$295	$603	$1,037	$2,243
Class C (no redemption)	$195	$603	$1,037	$2,243
Class Y (with or without redemption)	$93	$290	$504	$1,120
*	assumes conversion to Class A shares approximately eight years after purchase

More on the Large Cap Growth and Value Fund’s investments

Derivatives and hedging techniques The Large Cap Growth and Value Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; or interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Other investments While the Large Cap Growth and Value Fund intends to be substantially invested in equity securities of large cap companies, the

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fund may invest up to 20% of its assets in equity securities of companies with total market capitalizations below $5 billion and in money market instruments and/or cash to pay expenses and meet redemption requests.

The Large Cap Growth and Value Fund may invest up to 10% of its assets (at the time of investment) in ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Defensive investing The Large Cap Growth and Value Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The Large Cap Growth and Value Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

The Large Cap Growth and Value Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

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Multiple Discipline Funds—Balanced All Cap Growth and Value Fund

Investments, risks and performance

Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund is made up of an All Cap Growth segment, an All Cap Value segment and a Fixed Income segment—Government Securities Management (collectively, the “Balanced All Cap Growth and Value Fund”).

Investment objective

Balanced between long-term growth of capital and principal preservation.

Principal investment strategies

Key investments The Balanced All Cap Growth and Value Fund invests in a mix of equity securities of companies of any size and fixed income securities in the short to intermediate average maturity ranges to help reduce market volatility.

The All Cap Growth segment seeks to combine the long-term growth potential of small- to medium-size company stocks with the relative stability of large company growth stocks believed by the segment’s managers to be of high quality. The All Cap Value segment seeks to structure a high-quality portfolio by investing in large-, medium- and small-company stocks whose market prices in the opinion of the segment’s managers are attractive in relation to their business fundamentals. The Fixed Income segment—Government Securities Management seeks to invest in short to intermediate term U.S. Treasury bills, notes, bonds and U.S. government agency securities—with an average maturity of approximately 2.5 to 7 years—using active portfolio management. This segment seeks to provide total return that exceeds returns over a market cycle from certificates of deposit, money market funds, or the passive purchase and holding of government securities until maturity.

Selection process The Balanced All Cap Growth and Value Fund’s strategy combines the efforts of the three segments’ managers and invests in the stock or government securities selections considered most attractive in the opinion of each segment’s managers. The target allocations are 35% to each of the All Cap Growth and All Cap Value segments and 30% to the Fixed Income segment—Government Securities Management. The fund is coordinated by portfolio managers who purchase and sell securities for the

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fund on the basis of recommendations received from each segment’s managers.

The coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments and determine whether the size of each position is appropriate for the fund. In order to maintain the fund’s target allocations among the three segment managers, the coordinating portfolio managers will:

■	Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the three segments, as appropriate
■	Rebalance the allocation of the segments in the fund’s portfolio promptly to the extent the percentage of the fund’s portfolio invested in any of the All Cap Growth, All Cap Value or Fixed Income—Government Securities Management segment’s securities diverges by at least 20% from the target allocation, except that the fund will maintain a minimum of 25% of its net assets in the Fixed Income segment—Government Securities Management

Upon consultation with the segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if one or more segments becomes over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers and the segment managers. As a result of the possibility of allocation adjustments, the performance of, and the tax attributes associated with, the fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflow to the portfolio segments that are below their targeted percentages, or (2) by selling securities in the portfolio segments that exceed their targeted percentages with proceeds being reallocated to the portfolio segment that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment buys a security when another segment is selling it, the net position of the fund in the security may be approximately the same as it would have been with a single segment and no such transactions. The coordinating portfolio managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

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All Cap Growth segment The All Cap Growth segment managers seek to identify the stocks of companies of any size that exhibit superior balance sheets, exceptional managements and long-term consistent operating histories. The segment managers also consider stocks of companies that they believe have rapid earnings growth potential, unrecognized values and industry leadership, and favor management teams with significant ownership stakes in the companies.

All Cap Value segment The All Cap Value segment managers apply a selection process that is based on fundamental security analysis and stresses a long-term value orientation. The segment managers seek to invest in companies whose stock prices, in their opinion, are undervalued relative to the long-term business fundamentals. The segment managers favor companies that generally have strong balance sheets, and that, in their opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills. Cyclical stocks and companies currently out of favor with analysts and investors are emphasized.

The segment managers emphasize industry sectors perceived to be undervalued relative to the broad market. The segment managers monitor portfolio holdings on both a technical and fundamental basis. The segment managers also track the buying and selling patterns by company insiders in company stock.

Fixed Income segment—Government Securities Management The segment managers focus on short-term to intermediate-term U.S. Treasury bills, notes, bonds and U.S. government agency securities, with an average maturity of approximately 2.5 to 7 years. The segment is managed based on analysis of specific fundamental factors. The segment managers are responsible for monitoring daily market activity in an attempt to provide incremental return exceeding that expected under certain buy and hold and random trading strategies. As a general procedure, the segment managers determine the average maturity position according to the following guidelines:

Market Conditions	Portfolio Position	Average Maturity for the Segment
Rising Interest Rates	Defensive	2.5 Years
Conditions Unclear	Neutral	4.0 Years
Falling Interest Rates	Positive	7.0 Years

In selecting securities and assembling the segment, the segment managers screen for greatest relative value and structure the segment to maximize total return and reduce risk.

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Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■	U.S. stock markets decline, or perform poorly relative to other types of investments
■	An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
■	Large cap stocks fall out of favor with investors
■	Mid- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large cap companies and government securities. Medium- and small-cap companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large capitalization companies. The prices of medium cap stocks tend to be more volatile than the prices of large cap stocks. In addition, small cap stocks may be less liquid than large cap stocks
■	Interest rates increase, causing the prices of fixed income securities to decline, which would reduce the value of the fund’s U.S. government securities
■	The segment managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular stock or U.S. government security proves to be incorrect
■	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth

Who may want to invest The Balanced All Cap Growth and Value Fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund investing exclusively in fixed income investments
■	Are willing to accept the risks of the stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large cap companies
■	Are seeking to participate in the long-term potential, and are willing to accept the special risks and potential long-term rewards, of mid- and small- cap companies
■	Are seeking an investment balancing long-term growth of capital from equity investments with investments in U.S. government securities

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Performance information

As the fund does not have a full calendar year of operations, no performance information is available as of the date of this Prospectus.

Fee table

This table sets forth the fees and expenses you may pay if you invest in Balanced All Cap Growth and Value Fund shares.

Balanced All Cap Growth and Value Fund Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	None

Balanced All Cap Growth and Value Fund Annual operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y
Management fee	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses**	0.50%	0.50%	0.50%	0.40%

Total annual operating expenses	1.50%	2.25%	2.25%	1.15%
*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	“Other expenses” are based on estimated amounts for the current fiscal year.

Example

This example helps you compare the costs of investing in the Balanced All Cap Growth and Value Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the Balanced All Cap Growth and Value Fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Balanced All Cap Growth and Value Fund’s future performance

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■	You reinvest all distributions and dividends without a sales charge
■	The Balanced All Cap Growth and Value Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years
Class A (with or without redemption)	$645	$950
Class B (redemption at end of period)	$728	$1,003
Class B (no redemption)	$228	$703
Class C (redemption at end of period)	$328	$703
Class C (no redemption)	$228	$703
Class Y (with or without redemption)	$117	$365

More on the Balanced All Cap Growth and Value Fund’s investments

Other investments The Balanced All Cap Growth and Value Fund may invest to a limited extent in money market instruments and/or cash to pay expenses and/or meet redemption requests.

Derivatives and hedging techniques The Balanced All Cap Growth and Value Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indexes or currencies; options on these futures; forward currency contracts; or interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

Smith Barney Multiple Discipline Funds

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Foreign securities The Balanced All Cap Growth and Value Fund may invest to a limited extent in ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Defensive investing The Balanced All Cap Growth and Value Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The Balanced All Cap Growth and Value Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

The Balanced All Cap Growth and Value Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

The All Cap Growth and Value Fund, Global All Cap Growth and Value Fund, Large Cap Growth and Value Fund and Balanced All Cap Growth and Value Fund are sometimes referred to individually as a “fund” and collectively as the “funds.”

Smith Barney Mutual Funds

Manager Smith Barney Fund Management LLC (“SBFM”), an affiliate of Citigroup Global Markets Inc. (“CGM”), is the funds’ manager. CGM is one of the distributors for the funds. SBFM’s address is 399 Park Avenue, New York, New York 10022. SBFM selects the funds’ coordinating portfolio managers and segment managers and oversees the funds’ operations. SBFM and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in a fund. They may also own the securities of these issuers. However, in making investment decisions for a fund, SBFM does not obtain or use inside information acquired by any division, department of affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

The coordinating portfolio managers and segment managers for the funds are set forth below.

Funds and Segments	Coordinating Portfolio Managers	Segment Managers
All Cap Growth and Value Fund	Roger Paradiso, Kirstin Mobyed
■ All Cap Growth ■ All Cap Value		■ Alan J. Blake, Richard Freeman ■ John Goode, Peter J. Hable
Global All Cap Growth and Value Fund	Roger Paradiso, Kirstin Mobyed
■ Large Cap Growth ■ Large Cap Value ■ Multi-Cap Growth ■ International-ADR		■ Alan J. Blake ■ Mark McAllister, Robert Feitler, Jr. ■ Richard Freeman ■ Jeffrey Russell
Large Cap Growth and Value Fund	Roger Paradiso, Kirstin Mobyed
■ Large Cap Growth ■ Large Cap Value		■ Alan J. Blake ■ Mark McAllister, Robert Feitler, Jr.

Smith Barney Multiple Discipline Funds

Funds and Segments	Coordinating Portfolio Managers	Segment Managers
Balanced All Cap Growth and Value Fund	Roger Paradiso, Kirstin Mobyed
■ All Cap Growth ■ All Cap Value ■ Fixed Income—Government Securities Management		■ Alan J. Blake, Richard Freeman ■ John Goode, Peter J. Hable ■ Valerie Bannon, Ellen S. Cammer

Coordinating portfolio managers

Roger Paradiso is an investment officer of SBFM and managing director of CGM. Mr. Paradiso has been with SBFM or its predecessor firms since 1988. He became a portfolio manager of Smith Barney Asset Management Large Capitalization Growth portfolios in 1995 and of Small/Mid Capitalization portfolios in 1996. This led to the development of the Multiple Discipline investment process in 1997.

Kirstin Mobyed is an investment officer of SBFM and director of CGM. Ms. Mobyed has been with SBFM or its predecessor firms since 1992. She served as an analyst from 1994 through 2001 and has served as a private client manager in the Private Portfolio Group since 2001.

Segment managers

Valerie Bannon, CFA, investment officer of SBFM and director of CGM, is co-manager of the Balanced All Cap Growth and Value Fund’s Fixed Income segment—Government Securities Management. Ms. Bannon has been responsible for this segment since the fund’s inception. Ms. Bannon has been a portfolio manager with SBFM or its predecessor firms since 1998 and serves as a portfolio manager of other Smith Barney funds.

Alan J. Blake is an investment officer of SBFM and a managing director of CGM. He has been responsible for the Large Cap Growth segments of the Global All Cap Growth and Value Fund and the Large Cap Growth and Value Fund since the inception of those funds and for the All Cap Growth segments of the Balanced All Cap Growth and Value Fund since its inception and the All Cap Growth and Value Fund since January 2004. Mr. Blake has been a portfolio manager with SBFM or its predecessor firms since 1991 and serves as a portfolio manager of other Smith Barney funds.

Ellen S. Cammer, investment officer of SBFM and managing director of CGM, is co-manager of the Balanced All Cap Growth and Value Fund’s

Smith Barney Mutual Funds

Fixed Income segment—Government Securities Management. Ms. Cammer has been responsible for this segment since the fund’s inception. Ms. Cammer has been a portfolio manager with SBFM or its predecessor firms since 1982 and serves as a portfolio manager of other Smith Barney funds.

Robert Feitler, Jr., investment officer of SBFM and a director CGM, is co-manager of the Large Cap Value segments of the Large Cap Growth and Value Fund and the Global All Cap Growth and Value Fund since August 2004. Mr. Feitler has been a portfolio manager and analyst with SBFM or its affiliates since 1995 and serves as a portfolio manager of other Smith Barney funds.

Richard Freeman is an investment officer of SBFM and a managing director of CGM. He has been responsible for the Multi-Cap Growth segment of the Global All Cap Growth and Value Fund since January 2004 and the All Cap Growth segments of the Balanced All Cap Growth and Value Fund since its inception and the All Cap Growth and Value Fund since January 2004. Mr. Freeman has been a portfolio manager with SBFM or its predecessor firms since 1983 and serves as a portfolio manager of other Smith Barney funds.

John Goode is an investment officer of SBFM and a managing director of CGM. He has been responsible for the All Cap Value segments of the Balanced All Cap Growth and Value Fund since its inception and the All Cap Growth and Value Fund since January 2004. Mr. Goode has been a portfolio manager with SBFM or its predecessor firms since 1983 and serves as a portfolio manager of other Smith Barney funds.

Peter J. Hable is an investment officer of SBFM and a managing director of CGM. He has been responsible for the All Cap Value segments of the Balanced All Cap Growth and Value Fund since its inception and the All Cap Growth and Value Fund since January 2004. Mr. Hable has been with SBFM or its predecessor firms since 1983 and serves as a portfolio manager of other Smith Barney funds.

Mark McAllister, investment officer of SBFM and a managing director of CGM, is co-manager of the Large Cap Value segments of the Large Cap Growth and Value Fund and the Global All Cap Growth and Value Fund since August 2004. Mr. McAllister has been a portfolio manager with SBFM or its affiliates since 1999 and serves as a portfolio manager of other Smith Barney funds. Prior to 1999 he was an executive vice president and portfolio manager at JLW Capital Management Inc.

Smith Barney Multiple Discipline Funds

Jeffrey Russell, CFA, is an investment officer of SBFM and a managing director of CGM. He has been responsible for the International—ADR segment of the Global All Cap Growth and Value Fund since January 2004. Mr. Russell has 21 years of securities business experience and serves as a portfolio manager of other Smith Barney funds.

Management fees For the fiscal year ended April 30, 2004, SBFM received management fees equal to 0.75% of the All Cap Growth and Value Fund’s average daily net assets, 0.78% of the Global All Cap Growth and Value Fund’s average daily net assets and 0.75% of Large Cap Growth and Value Fund’s average daily net assets. Effective January 21, 2004, the management fee for Global All Cap Growth and Value Fund was reduced to 0.75% of its average daily net assets. SBFM receives management fees equal to 0.75% of Balanced All Cap Growth and Value Fund’s average daily net assets.

Distribution plans Each fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plans, each fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. SBFM or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include a fund’s distributors and other affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”) serves as each fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services to serve as each fund’s sub-transfer agents (the “sub-transfer agents”). The sub-transfer agents will perform certain functions including shareholder record keeping and accounting services.

Smith Barney Mutual Funds

Citigroup has been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (CAM), including its applicable investment advisory companies and Citicorp Trust, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the funds. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to Citicorp Trust’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub-transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

■	If you plan to invest regularly or in large amounts, buying Class A shares, or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.
■	For Class B and Class C shares, all of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class C shares, but only if a fund performs well.
■	Class C shares have a lower deferred sales charge and a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares and Class C shares do not, Class B shares may be more attractive to long-term investors.
■	There are other variables in share class expenses. You should review the Fee Tables and Examples at the front of this Prospectus carefully before choosing your share class.

Smith Barney Multiple Discipline Funds

You may buy shares from:

■	Certain broker-dealers, financial intermediaries, financial institutions or a distributor’s financial consultants (each called a “Service Agent”).
■	A fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50
Qualified Retirement Plans*	$25	$15 million	$25
Simple IRAs	$1	n/a	$1
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50
*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

Smith Barney Mutual Funds

Comparing the funds’ classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes
Initial sales charge	Up to 5.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $1,000,000 or more	None	None	None
Deferred sales charge	1.00% on purchases of $1,000,000 or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	None
Exchange privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Multiple Discipline Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on each fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of a fund. The distributors keep up to approximately 10% of the sales charges imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Purchase	Sales Charge as a % of offering price (%)	Sales Charge as a % of net amount invested (%)	Broker/Dealer Commission as a % of offering price (%)
Less than $25,000	5.00	5.26	4.50
$25,000 but less than $50,000	4.25	4.44	3.83
$50,000 but less than $100,000	3.75	3.90	3.38
$100,000 but less than $250,000	3.25	3.36	2.93
$250,000 but less than $500,000	2.75	2.83	2.48
$500,000 but less than $1,000,000	2.00	2.04	1.80
$1,000,000 or more	0	0	up to 1.00	*
*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with a fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Smith Barney Mutual Funds

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with a fund, you will not be subject to a deferred sales charge.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the applicable sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. Certain records, such as account statements, may be necessary in order to verify your eligibility.

Accumulation privilege – lets you combine the current value of Class A shares owned

■	by you, or
■	by members of your immediate family

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent – lets you purchase Class A shares of the funds and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge made within 90 days before you sign the letter.

Waivers for certain Class A investors  Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.

Smith Barney Multiple Discipline Funds

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion  After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Smith Barney Mutual Funds

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of a fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, a fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of a fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The funds’ distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

Smith Barney Multiple Discipline Funds

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■    Class of shares being bought

■    Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the funds

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from a fund.

■    Write the fund at the following address:

Smith Barney Investment Funds Inc.

(Specify fund and class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■    For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the applicable sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■    Amounts transferred should be at least $25 monthly or $50 quarterly.

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Smith Barney Mutual Funds

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■    You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■    If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■    A fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

Smith Barney Multiple Discipline Funds

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through a fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of a fund.

If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

Smith Barney Mutual Funds

By mail

For accounts held directly at a fund, send written requests to the fund at the applicable address:

For clients of a PFS Investments Inc. Registered Representative, write Primerica Shareholder Services at the following address:

Primerica Shareholder Services

(Specify fund and class of shares)

P.O. Box 9662

Providence, RI 02940-9662

For all other investors, send your request to PFPC Inc. at the following address:

Smith Barney Investment Funds Inc.

(Specify fund and class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■    The name of the fund and account number

■    The class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Smith Barney Multiple Discipline Funds

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of a fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Smith Barney Mutual Funds

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The funds’ sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds, the transfer agent nor the sub-transfer agents will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the applicable sub-transfer agent
■	Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

Smith Barney Multiple Discipline Funds

■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500, each fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

A fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions SBFM may determine that a pattern of frequent exchanges is detrimental to a fund’s performance and other shareholders. If so, a fund may limit additional purchases and/or exchanges by a shareholder.

Smith Barney Mutual Funds

Dividends, distributions and taxes

Dividends and distributions Each fund generally pays dividends and makes distributions of capital gains, if any, once a year, typically in December. A fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long- term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income (potentially taxable at long-term capital gain rates)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of

Smith Barney Multiple Discipline Funds

how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, each fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the funds with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

Smith Barney Mutual Funds

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. Each fund’s net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

Each fund generally values its portfolio securities based on market prices or quotations. Each fund’s currency conversions are performed as of the close of the London Stock Exchange. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, each fund may price those securities at fair value as determined in good faith by the Board of Directors, generally based upon recommendations provided by SBFM. Fair valuation may also be used if material events occur after the close of the relevant market but prior to the close of the NYSE. Fair value is determined in accordance with procedures approved by a fund’s Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the applicable sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent’s close of business.

Smith Barney Multiple Discipline Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years (or inception if less than five years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The following tables have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares of All Cap Growth and Value Fund, Global All Cap Growth and Value Fund and Large Cap Growth and Value Fund because no Class Y shares were outstanding for the periods shown. Balanced All Cap Growth and Value Fund does not have a full fiscal period of operations so no financial information is available for that fund as of the date of this Prospectus.

For a Class A share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

All Cap Growth and Value Fund*	2004(1)	2003(1)	2002(1)	2001(1)(2)
Net asset value, beginning of year	$6.32	$7.89	$9.23	$11.40
Income (Loss) from operations:
Net investment loss	(0.03)	(0.02)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	1.67	(1.55)	(1.29)	(2.12)
Total income (loss) from operations	1.64	(1.57)	(1.34)	(2.17)
Net asset value, end of year	$7.96	$6.32	$7.89	$9.23
Total return	25.95%	(19.90)%	(14.52)%	(19.04)%‡
Net assets, end of year (000s)	$48,352	$25,273	$37,371	$49,450
Ratios to average net assets:
Expenses	1.19%	1.20%	1.21%	1.18%†
Net investment loss	(0.36)	(0.37)	(0.64)	(0.55)†
Portfolio turnover rate	125%	47%	35%	53%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period June 30, 2000 (inception date) to April 30, 2001.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Name changed from Premier Selections All Cap Growth Fund on January 21, 2004.

Smith Barney Mutual Funds

For a Class B share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

All Cap Growth and Value Fund*	2004(1)	2003(1)	2002(1)	2001(1)(2)
Net asset value, beginning of year	$6.18	$7.78	$9.18	$11.40
Income (Loss) from operations:
Net investment loss	(0.08)	(0.07)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	1.63	(1.53)	(1.29)	(2.11)
Total income (loss) from operations	1.55	(1.60)	(1.40)	(2.22)
Net asset value, end of year	$7.73	$6.18	$7.78	$9.18
Total return	25.08%	(20.57)%	(15.25)%	(19.47)%‡
Net assets, end of year (000s)	$56,434	$39,445	$61,693	$82,069
Ratios to average net assets:
Expenses	1.94%	1.97%	1.93%	1.94%†
Net investment loss	(1.13)	(1.14)	(1.36)	(1.32)†
Portfolio turnover rate	125%	47%	35%	53%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period June 30, 2000 (inception date) to April 30, 2001.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Name changed from Premier Selection All Cap Growth Fund on January 21, 2004.

Smith Barney Multiple Discipline Funds

For a Class C share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

All Cap Growth and Value Fund*	2004(1)(2)	2003(2)	2002(2)	2001(2)(3)
Net asset value, beginning of year	$6.19	$7.78	$9.18	$11.40
Income (Loss) from operations:
Net investment loss	(0.08)	(0.07)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	1.63	(1.52)	(1.29)	(2.11)
Total income (loss) from operations	1.55	(1.59)	(1.40)	(2.22)
Net asset value, end of year	$7.74	$6.19	$7.78	$9.18
Total return	25.04%	(20.44)%	(15.25)%	(19.47)%‡
Net assets, end of year (000s)	$215,044	$176,460	$299,640	$435,913
Ratios to average net assets:
Expenses	1.91%	1.93%	1.93%	1.94%†
Net investment loss	(1.11)	(1.10)	(1.36)	(1.29)†
Portfolio turnover rate	125%	47%	35%	53%

(1)	On April 29, 2004, Class L Shares were renamed as Class C Shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the period June 30, 2000 (inception date) to April 30, 2001.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Name changed from Premier Selections All Cap Growth Fund on January 21, 2004.

Smith Barney Mutual Funds

For a Class A share of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Global All Cap Growth and Value Fund*	2004(1)	2003(1)	2002(1)	2001(1)(2)
Net asset value, beginning of year	$6.24	$7.52	$9.64	$11.40
Income (Loss) from operations:
Net investment loss	(0.01)	(0.03)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	1.94	(1.25)	(2.05)	(1.70)
Total income (loss) from operations	1.93	(1.28)	(2.12)	(1.76)
Net asset value, end of year	$8.17	$6.24	$7.52	$9.64
Total return	30.93%	(17.02)%	(21.99)%	(15.44)%‡
Net assets, end of year (000s)	$18,263	$6,339	$10,768	$17,701
Ratios to average net assets:
Expenses	1.28%	1.63%	1.35%	1.37%†
Net investment loss	(0.11)	(0.54)	(0.84)	(0.69)†
Portfolio turnover rate	96%	7%	2%	11%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period June 30, 2000 (inception date) to April 30, 2001.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Name changed from Premier Selections Global Growth Fund on January 21, 2004.

Smith Barney Multiple Discipline Funds

For a Class B share of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Global All Cap Growth and Value Fund*	2004(1)	2003(1)	2002(1)	2001(1)(2)
Net asset value, beginning of year	$6.11	$7.43	$9.58	$11.40
Income (Loss) from operations:
Net investment loss	(0.08)	(0.07)	(0.13)	(0.13)
Net realized and unrealized gain (loss)	1.91	(1.25)	(2.02)	(1.69)
Total income (loss) from operations	1.83	(1.32)	(2.15)	(1.82)
Net asset value, end of year	$7.94	$6.11	$7.43	$9.58
Total return	29.95%	(17.77)%	(22.44)%	(15.96)%‡
Net assets, end of year (000s)	$17,006	$10,274	$15,359	$23,375
Ratios to average net assets:
Expenses	2.10%	2.40%	2.04%	2.12%†
Net investment loss	(1.05)	(1.31)	(1.54)	(1.45)†
Portfolio turnover rate	96%	7%	2%	11%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period June 30, 2000 (inception date) to April 30, 2001.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Name changed from Premier Selections Global Growth Fund on January 21, 2004.

Smith Barney Mutual Funds

For a Class C share of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Global All Cap Growth and Value Fund*	2004(1)(2)	2003(2)	2002(2)	2001(2)(3)
Net asset value, beginning of year	$6.12	$7.43	$9.58	$11.40
Income (Loss) from operations:
Net investment loss	(0.08)	(0.07)	(0.13)	(0.12)
Net realized and unrealized gain (loss)	1.91	(1.24)	(2.02)	(1.70)
Total income (loss) from operations	1.83	(1.31)	(2.15)	(1.82)
Net asset value, end of year	$7.95	$6.12	$7.43	$9.58
Total return	29.90%	(17.63)%	(22.44)%	(15.96)%‡
Net assets, end of year (000s)	$60,193	$52,173	$90,857	$162,541
Ratios to average net assets:
Expenses	2.09%	2.27%	2.04%	2.08%†
Net investment loss	(1.10)	(1.18)	(1.54)	(1.39)†
Portfolio turnover rate	96%	7%	2%	11%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the period June 30, 2000 (inception date) to April 30, 2001.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Name changed from Premier Selections Global Growth Fund on January 21, 2004.

Smith Barney Multiple Discipline Funds

For a Class A share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Large Cap Growth and Value Fund**	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)(2)
Net asset value, beginning of year	$6.89	$9.55	$11.10	$12.34	$11.40
Income (Loss) from operations:
Net investment income	0.02	0.06	0.03	0.03	0.02
Net realized and unrealized gain (loss)	1.71	(2.72)	(1.58)	(1.12)	0.92
Total income (loss) from operations	1.73	(2.66)	(1.55)	(1.09)	0.94
Less distributions from:
Net investment income	(0.07)	—	—	—	—
Net realized gains	—	—	—	(0.15)	—
Capital	—	—	—	(0.00)*	—
Total distributions	(0.07)	—	—	(0.15)	—
Net asset value, end of year	$8.55	$6.89	$9.55	$11.10	$12.34
Total return	25.09%	(27.85)%	(13.96)%	(8.93)%	8.25	%‡
Net assets, end of year (000s)	$56,898	$51,360	$93,551	$132,618	$172,141
Ratios to average net assets:
Expenses	1.16%	1.19%	1.18%	1.16%	1.17	%†
Net investment income	0.29	0.81	0.34	0.27	0.29	†
Portfolio turnover rate	58%	55%	37%	10%	15%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period August 31, 1999 (inception date) to April 30, 2000.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
**	Name changed from Premier Selections Large Cap Fund on January 21, 2004.

Smith Barney Mutual Funds

For a Class B share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Large Cap Growth and Value Fund**	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)(2)
Net asset value, beginning of year	$6.70	$9.35	$10.96	$12.28	$11.40
Income (Loss) from operations:
Net investment income (loss)	(0.04)	0.00 *	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	1.66	(2.65)	(1.57)	(1.11)	0.92
Total income (loss) from operations	1.62	(2.65)	(1.61)	(1.17)	0.88
Less distributions from:
Net investment income	(0.01)	—	—	—	—
Net realized gains	—	—	—	(0.15)	—
Capital	—	—	—	(0.00)*	—
Total distributions	(0.01)	—	—	(0.15)	—
Net asset value, end of year	$8.31	$6.70	$9.35	$10.96	$12.28
Total return	24.14%	(28.34)%	(14.69)%	(9.63)%	7.72	%‡
Net assets, end of year (000s)	$104,478	$106,276	$194,364	$278,048	$348,987
Ratios to average net assets:
Expenses	1.91%	1.94%	1.92%	1.93%	1.94	%†
Net investment income (loss)	(0.47)	0.06	(0.41)	(0.51)	(0.48	)†
Portfolio turnover rate	58%	55%	37%	10%	15%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period August 31, 1999 (inception date) to April 30, 2000.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
**	Name changed from Premier Selections Large Cap Fund on January 21, 2004.

Smith Barney Multiple Discipline Funds

For a Class C share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Large Cap Growth and Value Fund**	2004(1)(2)	2003(2)	2002(2)	2001(2)	2000(2)(3)
Net asset value, beginning of year	$6.70	$9.35	$10.96	$12.28	$11.40
Income (Loss) from operations:
Net investment income (loss)	(0.04)	0.00 *	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	1.66	(2.65)	(1.57)	(1.11)	0.92
Total income (loss) from operations	1.62	(2.65)	(1.61)	(1.17)	0.88
Less distributions from:
Net investment income	(0.01)	—	—	—	—
Net realized gains	—	—	—	(0.15)	—
Capital	—	—	—	(0.00)*	—
Total distributions	(0.01)	—	—	(0.15)	—
Net asset value, end of year	$8.31	$6.70	$9.35	$10.96	$12.28
Total return	24.15%	(28.34)%	(14.69)%	(9.63)%	7.72	%‡
Net assets, end of year (000s)	$75,181	$74,027	$139,684	$207,209	$262,750
Ratios to average net assets:
Expenses	1.92%	1.93%	1.92%	1.93%	1.93	%†
Net investment income (loss)	(0.48)	0.07	(0.41)	(0.51)	(0.48	)†
Portfolio turnover rate	58%	55%	37%	10%	15%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the period August 31, 1999 (inception date) to April 30, 2000.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
**	Name changed from Premier Selections Large Cap Fund on January 21, 2004.

Smith Barney Mutual Funds

Smith Barney Multiple Discipline Funds All Cap Growth and Value Fund Global All Cap Growth and Value Fund Large Cap Growth and Value Fund

Balanced All Cap Growth and Value Fund

Each a series of Smith Barney Investment Funds Inc.

Shareholder reports  Annual and semiannual reports to shareholders provide additional information about each fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected a fund’s performance during its last fiscal year.

Each fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The Statement of Additional Information (“SAI”) provides more detailed information about each fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about a fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to a fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about a fund that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

Your Serious Money, Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-03275)

FD 01889 8/04

                                August 28, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

     SMITH BARNEY MULTIPLE DISCIPLINE FUNDS--ALL CAP GROWTH AND VALUE FUND
                               125 Broad Street
                           New York, New York 10004
                                1-800-451-2010

   This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the current combined Prospectus of the
Smith Barney Multiple Discipline Funds--All Cap Growth and Value Fund (the
"Fund"), the Smith Barney Multiple Discipline Funds--Global All Cap Growth and
Value Fund and the Smith Barney Multiple Discipline Funds--Large Cap Growth and
Value Fund dated August 28, 2004, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. It is intended to provide more detailed information about the Fund as well as matters already discussed in the Prospectus. Additional information about the Fund's investments is available in the Fund's annual reports to shareholders which are incorporated herein by reference. The Prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a
PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service
Agent"), or by writing or calling Citigroup Global Markets Inc. ("CGM") at the address or telephone number above. The Fund is a separate investment series of
Smith Barney Investment Funds Inc. (the "Company").

                                                                        Page
                                                                        ----

    Appendix A--Summary of Manager Proxy Voting Policies and Procedures A-1

                                      1

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The Prospectus discusses the Fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC
("SBFM" or the "manager") serves as investment manager to the Fund.

   The Fund is an open-end, diversified, management investment company whose investment objective is to seek long-term capital growth. The Fund normally invests in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for these securities. Under normal market conditions, the majority of the Fund's portfolio will consist of common stocks, but the Fund may maintain a portion of its assets in money market instruments and/or cash to provide for payment of the Fund's expenses and to meet redemption requests. The Fund also reserves the right, as a defensive measure, to hold any kind of money market instruments, including short-term debt securities or cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant.

                               EQUITY SECURITIES

   Common Stocks.  The Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Preferred Stocks, Convertible Securities and Warrants.  The Fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stocks entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Warrants entitle the Fund to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

   REITs.  The Fund may invest in shares of real estate investment trusts
("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").

                              FOREIGN SECURITIES

   The Fund may invest in American Depository Receipts ("ADRs") and ordinary shares of non-U.S. companies that trade in the U.S. markets. The manager intends to limit the Fund's investment in these types of securities to 25% of the Fund's assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

                                      2

   Investments in foreign securities incur higher costs than investments in
U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the
Fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

                         LENDING PORTFOLIO SECURITIES

   Consistent with applicable regulatory requirements and for cash management purposes, the Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The Fund may not lend its portfolio securities to the manager or its affiliates unless it has applied for and received specific authority from the Securities and Exchange Commission (the
"SEC"). Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities.

   In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the Fund's portfolio securities are loaned: (a) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b)
the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower;
however, if a material event adversely affecting the investment occurs, the
Fund must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk. From time to time, the Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund or the manager and is acting as a
"finder," a part of the interest earned from the investment of collateral received for securities loaned.

   Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as
"qualified dividend income" for purposes of determining what portion of the
Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see
"Taxes").

                             REPURCHASE AGREEMENTS

   The Fund will enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers.
Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party,

                                      3

including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The manager, acting under the supervision of the Board of
Directors, reviews on an ongoing basis to evaluate potential risks the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements.

   For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a fund than would be available to a fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

                         REVERSE REPURCHASE AGREEMENTS

   The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by the Fund and its agreement to repurchase the securities at a specified time and price. The Fund will maintain a segregated account with securities having a value equal to or greater than such commitments. The Fund will invest the proceeds in other securities or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the seller.

   Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if this type of investment technique had not been used.
Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

                 WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

   The Fund may purchase or sell securities on a when-issued or delayed delivery basis. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed delivery transaction, the Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

   The Fund will at times maintain in a segregated account cash or liquid securities having a value equal to or greater than the amount of the Fund's when-issued or delayed delivery commitments, marked to market daily. Placing securities rather than cash in the account may have a leveraging effect on the
Fund's assets. That is, to the extent the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then

                                      4

available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed delivery securities themselves
(which may have a greater or lesser value than the Fund's payment obligations).

                           MONEY MARKET INSTRUMENTS

   As stated in the Prospectus, the Fund may invest for temporary defensive purposes, to pay expenses and/or meet redemption requests, in any type of money market instruments and short-term debt securities or cash. Money market instruments in which the Fund may invest include: U.S. government securities;
certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper;
and repurchase agreements with respect to the foregoing types of instruments.
The following is a more detailed description of such money market instruments.

   Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.
Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

   Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance
Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the
Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the
Fund, depending upon the principal amounts of CDs of each bank held by the
Fund) and are subject to Federal examination and to a substantial body of
Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation.
Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income.
Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.
CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal
Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at

                                      5

or through all of its agencies or branches within the state. The deposits of
State Branches may not necessarily be insured by the FDIC.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

   Savings and loan associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings
Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

   Commercial paper consists of short-term (usually from 1 to 270 days)
unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

                             DERIVATIVE CONTRACTS

   The Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates, as a substitute for buying or selling securities or as a cash flow management technique. There can be no assurance that such efforts will succeed.

   Writing Covered Call Options.  The Fund may write (sell) covered call options. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The manager and the Company believe that writing of covered call options is less risky than writing uncovered or "naked"
options, which the Fund will not do.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline.
Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Fund has written expires, the
Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund's custodian.

                                      6

   The premium the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities.
This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

   Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

   The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   Purchasing Put Options.  The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

   The Fund may purchase a put option on an underlying security or currency (a
"protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the
Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security is eventually sold.

                                      7

   The Fund may also purchase put options at a time when Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the
Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

   Purchasing Call Options.  The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio.
Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return.

   Stock Index Options.  The Fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment such as the Amex Oil Index or the Amex
Computer Technology Index.

   Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

                                      8

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Whether the
Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the manager's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

   The Fund will engage in stock index options transactions only when determined by the manager to be consistent with the Fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

   Stock Index, Interest Rate and Currency Futures Contracts.  The Fund may
enter into stock index, interest rate or currency futures contracts as a hedge against changes in prevailing levels of market value, interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the
Fund. The Fund's hedging may include holding futures as an offset against anticipated changes in market value, interest or currency exchange rates. The
Fund may enter into futures contracts based on financial indices including any index of debt securities or stock indexes.

   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

   Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market value, interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts.

   Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

   As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of

                                      9

another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

   Persons who trade in futures contracts may be broadly classified as
"hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing market value, interest rates or currency exchange rates.

   The Fund may enter into futures transactions for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The Fund may also enter into futures transactions as a substitute for buying or selling securities or as a cash flow management technique.

   "Margin" with respect to futures contracts is the amount that must be deposited by the Fund with a broker in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit made when the futures contract is entered into ("initial margin") is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the futures contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

   Options on Futures Contracts.  Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than
(in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to purchasing call and put options on futures, the Fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options"). Such
options would be used in a manner identical to the use of options on futures contracts.

                                      10

   To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date.
The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

   Neither the Company nor the Fund will be a commodity pool. In addition, the manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a commodity pool operator under the rules of the Commodity Futures Trading Commission. The
SEC staff takes the position that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the
Fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

   Forward Currency Contracts, Options on Currency and Currency Swaps.  A
forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S.
dollars but anticipates, and seeks to be protected against, a decline in the
U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

   The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the use of cross-hedges by the Fund, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the
U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the cross-hedges of the Fund and the movements in the exchange rates of the foreign currencies in which the assets of the Fund that are the subject of such cross-hedges are denominated.

   Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Fund, however, may enter into forward contracts with deposit requirements or commissions.

   A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.
If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

   The ability of the Fund to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at

                                      11

any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

   A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   The Fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.

   Interest Rate Swaps, Caps and Floors.  Among the hedging transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or segment of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The
Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

   The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the manager and the Fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the obligations of the Fund over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 (the "1940 Act"). The
Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund

                                      12

will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

   New options and futures contracts and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

                            CONVERTIBLE SECURITIES

   Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

                           INDEX-RELATED SECURITIES

   The Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index ("Equity
Equivalents"). Such Equity Equivalents include, among others, DIAMONDS
(interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depository
Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on Nasdaq). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Fund's assets across a broad range of equity securities.

   To the extent the Fund invests in securities of other investment companies,
Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Indirectly, if the Fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalents is similar to the

                                      13

risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity
Equivalent could adversely affect the liquidity and value of Fund shares.

                                DEBT SECURITIES

   The Fund may invest in notes, bills, commercial paper, obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit. Debt securities represent money borrowed that obligate the issuer (e.g., a corporation, government, or government agency) to repay the borrowed amount at maturity
(when the obligation is due and payable) and usually to pay the holder interest at specified times.

   All debt securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of the Fund's investments in debt securities will change as the general levels of interest rates fluctuate.
During periods of falling interest rates, the value of the Fund's debt securities will generally rise. Conversely, during periods of rising interest rates, the value of the Fund's debt securities will generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest. The Fund's investment in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund's shorter-term securities.

   The Fund may invest in U.S. government securities. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers
Home Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association ("GNMA"), General
Services Administration, Central Bank for Cooperatives, Federal Intermediate
Credit Banks, Federal Land Banks, Federal National Mortgage Association
("FNMA"), Maritime Administration, Tennessee Valley Authority, District of
Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust
Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"),
are mortgage-related securities. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

                              ILLIQUID SECURITIES

   The Fund may invest up to 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

                             RESTRICTED SECURITIES

   Restricted securities are those that may not be sold publicly without first being registered under the Securities Act of 1933, as amended (the "1933 Act").
For that reason, the Fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities.

                                      14

                                  LEVERAGING

   The Fund may borrow from banks, on a secured or unsecured basis, up to
33 1/3% of the value of the Fund's total assets and use the proceeds to make additional investments. Income and appreciation from such investments will improve the Fund's performance if they exceed the associated borrowing costs, but will impair the Fund's performance if they are less than the borrowing costs. This speculative factor is known as "leverage."

   Leverage creates an opportunity for increased returns to shareholders of the
Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the shares of the
Fund and in the yield of the Fund. Although the principal or stated value of such borrowings will be fixed, the assets of the Fund may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay in respect thereof, the net income of the Fund or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund.

                                  SHORT SALES

   The Fund may sell securities short "against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open, the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                                      15

                                 RISK FACTORS

   General.  Investors should realize that risk of loss is inherent in the ownership of any securities and that the net asset value of the Fund will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

   Portfolio Turnover.  The investment policies of the Fund may result in its experiencing a greater portfolio turnover rate than investment companies that seek to produce income or to maintain a balanced investment position. Although the portfolio turnover rate cannot be predicted and will vary from year to year, it is possible that the Fund's annual portfolio turnover rate may exceed
100%, but is generally not expected to exceed 200%. A 100% portfolio turnover rate would occur, for instance, if all securities in the Fund were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income.

   Foreign Securities.  Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. There may be less publicly available information about a foreign company than about a
U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

   Currency Risks.  The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which investments of the Fund are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy.

   Derivative Instruments.  In accordance with its investment policies, the
Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. An investment in the Fund also involves a risk that the portfolio managers' expectations will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the portfolio managers' expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate and currency swaps. The following are the principal risks associated with derivative instruments.

   Market risk:  The instrument will decline in value or an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

   Leverage and associated price volatility:  Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a

                                      16

conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

   Credit risk:  The issuer of the instrument may default on its obligation to pay interest and principal.

   Liquidity and valuation risk:  Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Fund are not readily marketable and are subject to the Fund's restrictions on illiquid investments.

   Correlation risk:  There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for the Fund is reviewed and analyzed by the portfolio managers to assess the risk and reward of each such instrument in relation to the Fund's investment strategies. The decision to invest in derivative instruments or conventional securities is made by measuring the instrument's ability to provide value to the Fund.

   Special Risks of Using Futures Contracts.  The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in stock market prices or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as:
variations in speculative market demand for futures and for equity securities, debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to market value, interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. Where the Fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other assets of the Fund.

   Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund segregates and commits to back the futures contract with an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                                      17

                         MASTER/FEEDER FUND STRUCTURE

   The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a
"feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                            INVESTMENT RESTRICTIONS

   The investment restrictions below and the Fund's investment objective have been adopted by the Company as fundamental policies of the Fund. Under the 1940
Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. "Majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

   Under the investment restrictions adopted by the Company with respect to the
Fund, the Fund will not:

      1. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      2. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets
   (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options

                                      18

   on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

      7. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

   If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                                      19

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

   The business and affairs of the Fund are managed under the direction of the
Company's Board of Directors. Information pertaining to the Directors and
Executive Officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below.
The Executive Officers of the Fund are employees of organizations that provide services to the Fund.

                                                                                                      Number
                                                                          Principal            of Portfolios in the
                                               Term of Office*          Occupation(s)              Fund Complex
                              Position(s) Held  and Length of            During Past                 Overseen
Name, Address and Age            with Fund       Time Served             Five Years                by Director
---------------------         ---------------- --------------- ------------------------------- --------------------
Non-Interested Directors:
Paul R. Ades                  Director              Since      Law Firm of Paul R. Ades,                15
 Paul R. Ades, PLLC                                  1994      PLLC (since April 2000);
 181 West Main Street,                                         Partner in Law Firm of Murov
Suite C                                                        & Ades, Esqs. (from
 Babylon, NY 11702                                             November 1970 to March
 Age 63                                                        2000)

Dwight B. Crane               Director              Since      Professor, Harvard Business              49
 Harvard Business School                             1981      School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 66

Frank G. Hubbard              Director              Since      President of Avatar                      15
 87 Whittredge Road                                  1993      International Inc. (business
 Summit, NJ 07901                                              development) (since 1998)
 Age 66

Jerome H. Miller              Director              Since      Retired                                  15
 c/o R. Jay Gerken                                   1998
 Citigroup Asset Management
 ("CAM")
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 65

Ken Miller                    Director              Since      President of Young Stuff                 15
 Young Stuff Apparel                                 1994      Apparel Group Inc.
Group Inc.                                                     (since 1963)
 930 Fifth Avenue
 New York, NY 10021
 Age 62

Interested Director:

R. Jay Gerken**               Chairman,             Since      Managing Director of CGM;               221
 CGM                          President and          2002      Chairman, President and Chief
 399 Park Avenue 4th Floor    Chief Executive                  Executive Officer of SBFM,
 New York, NY 10022           Officer                          Travelers Investment Adviser,
 Age 52                                                        Inc. ("TIA") and Citi Fund
                                                               Management Inc. ("CFM");
                                                               President and Chief Executive
                                                               Officer of certain mutual funds
                                                               associated with Citigroup;
                                                               Formerly Portfolio Manager of
                                                               Smith Barney Allocation Series
                                                               Inc. (from 1996 to 2001) and
                                                               Smith Barney Growth and
                                                               Income Fund (from 1996 to
                                                               2000)

                                   Other
                               Directorships
Name, Address and Age         Held by Director
---------------------         ----------------
Non-Interested Directors:
Paul R. Ades                        None
 Paul R. Ades, PLLC
 181 West Main Street,
Suite C
 Babylon, NY 11702
 Age 63

Dwight B. Crane                     None
 Harvard Business School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 66

Frank G. Hubbard                    None
 87 Whittredge Road
 Summit, NJ 07901
 Age 66

Jerome H. Miller                    None
 c/o R. Jay Gerken
 Citigroup Asset Management
 ("CAM")
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 65

Ken Miller                          None
 Young Stuff Apparel
Group Inc.
 930 Fifth Avenue
 New York, NY 10021
 Age 62

Interested Director:

R. Jay Gerken**                     None
 CGM
 399 Park Avenue 4th Floor
 New York, NY 10022
 Age 52

--------
*  Directors and officers serve until their successors have been duly elected and qualified.
** Mr. Gerken is an "interested person" as defined in the 1940 Act because he is an officer of SBFM and certain of its affiliates.

                                      20

                                                                                              Number
                                                                  Principal            of Portfolios in the
                                       Term of Office*          Occupation(s)              Fund Complex          Other
Name, Address and     Position(s) Held  and Length of            During Past                 Overseen        Directorships
Age                      with Fund       Time Served             Five Years                by Director      Held by Director
---                   ---------------- --------------- ------------------------------- -------------------- ----------------
Executive Officers:
Andrew B. Shoup       Senior Vice           Since      Director of CAM; Senior Vice            N/A                N/A
 CAM                  President and          2003      President and Chief
 125 Broad Street,    Chief                            Administrative Officer of
11th Floor            Administrative                   mutual funds associated with
 New York, NY 10004   Officer (since                   Citigroup; Treasurer of certain
 Age 47               2003), Chief                     mutual funds associated with
                      Financial                        Citigroup; Head of
                      Officer and                      International Funds
                      Treasurer (since                 Administration of CAM (from
                      2004)                            2001 to 2003);
                                                       Director of Global Funds
                                                       Administration of CAM (from
                                                       2000 to 2001); Head of U.S.
                                                       Citibank Funds Administration
                                                       of CAM (from 1998 to 2000)

Alan J. Blake         Vice President        Since      Managing Director of CGM;               N/A                N/A
 CAM                  and                    1999      Investment Officer of SBFM;
 399 Park Avenue,     Investment                       officer of certain mutual
4th Floor             Officer                          funds associated with
 New York, NY 10022                                    Citigroup
 Age 53

Robert Feitler, Jr.   Vice President        Since      Director of CGM;                        N/A                N/A
 CAM                  and                    2004      Investment Officer of
 399 Park Avenue,     Investment                       SBFM; officer of certain
4th Floor             Officer                          mutual funds associated with
 New York, NY 10022                                    Citigroup
 Age 45

Richard A. Freeman    Vice President        Since      Managing Director of CGM;               N/A                N/A
 CAM                  and                    2000      Investment Officer of SBFM;
 399 Park Avenue,     Investment                       officer of certain mutual
4th Floor             Officer                          funds associated with
 New York, NY 10022                                    Citigroup
 Age 50

John Goode            Vice President        Since      Managing Director of CGM;               N/A                N/A
 CAM                  and                    2004      Investment Officer of SBFM;
 One Sansome          Investment                       officer of certain mutual
Street, 36th Floor    Officer                          funds associated with
 San Francisco, CA                                     Citigroup
94104
 Age 58

Peter J. Hable        Vice President        Since      Managing Director of CGM;               N/A                N/A
 CAM                  and                    2004      Investment Officer of SBFM;
 One Sansome          Investment                       officer of certain mutual
Street, 36th Floor    Officer                          funds associated with
 San Francisco, CA                                     Citigroup
94104
 Age 44

Mark J.               Vice President        Since      Managing Director of CGM;               N/A                N/A
 McAllister CAM 399   and                    2004      Investment Officer of SBFM;
 Park Avenue, 4th     Investment                       former Executive Vice
 Floor New York, NY   Officer                          President, JLW Capital
 10022 Age 41                                          Management Inc
                                                       (1998-1999); officer of
                                                       certain mutual funds
                                                       associated with Citigroup

Kirstin Mobyed        Vice President        Since      Director of CGM; Investment             N/A                N/A
 CAM                  and                    2004      Officer of SBFM; officer of
 399 Park Avenue,     Investment                       certain mutual funds
4th Floor             Officer                          associated with Citigroup
 New York, NY 10022
 Age 34

                                      21

                                                                                               Number
                                                                  Principal             of Portfolios in the
                                       Term of Office*          Occupation(s)               Fund Complex          Other
Name, Address and     Position(s) Held  and Length of            During Past                  Overseen        Directorships
Age                      with Fund       Time Served             Five Years                 by Director      Held by Director
---                   ---------------- --------------- -------------------------------- -------------------- ----------------
Executive Officers:
Roger Paradiso        Vice President        Since      Managing Director of CGM;                N/A                N/A
 CAM                  and                    2004      Investment Officer of SBFM;
 399 Park Avenue,     Investment                       officer of certain mutual
4th Floor             Officer                          funds associated with
 New York, NY 10022                                    Citigroup
 Age 37

Jeffrey Russell, CFA  Vice President        Since      Managing Director of CGM;                N/A                N/A
 CAM                  and                    2000      Investment Officer of SBFM;
 399 Park Avenue,     Investment                       officer of certain mutual
4th Floor             Officer                          funds associated with
 New York, NY 10022                                    Citigroup
 Age 46

Andrew Beagley        Chief Anti-           Since      Director, CGM (since 2000);              N/A                N/A
 CAM                  Money                 2002       Director of Compliance, North
 399 Park Avenue,     Laundering                       America, CAM (since 2000);
4th Floor             Compliance                       Chief Anti-Money Laundering
 New York, NY 10022   Officer (since                   Compliance Officer and Vice
 Age 40               2002) and Chief                  President of certain mutual
                      Compliance                       funds associated with Citigroup;
                      Officer (since                   Director of Compliance, Europe,
                      2004)                            the Middle East and Africa,
                                                       CAM (from 1999 to 2000);
                                                       Compliance Officer, Salomon
                                                       Brothers Asset Management
                                                       Limited, Smith Barney Global
                                                       Capital Management Inc.,
                                                       Salomon Brothers Asset
                                                       Management Asia Pacific
                                                       Limited (from 1997 to 1999)

Robert I.             Chief Legal           Since      Managing Director and General            N/A                N/A
 Frenkel CAM          Officer and           2003       Counsel, Global Mutual Funds
  300 First           Secretary                        for Citigroup Asset
 Stamford Place 4th                                    Management (since 1994)
 Floor  Stamford,
 CT 06902 Age 48

Kaprel Ozsolak        Controller            Since      Vice President of CGM;                   N/A                N/A
 CGM                                        2002       Controller of certain mutual
 125 Broad Street,                                     funds associated with
9th Floor                                              Citigroup
 New York, NY 10004
 Age 37

   For the calendar year ended December 31, 2003, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:

                                                   Aggregate Dollar Range
                                     Dollar Range  of Equity Securities In
                                       of Equity    Registered Investment
                                     Securities in  Companies Overseen by
      Non-Interested Directors         the Fund           Director
      ------------------------       ------------- -----------------------
      Paul R. Ades..................     None            Over $100,000
      Herbert Barg*.................     None                     None
      Dwight B. Crane...............     None            Over $100,000
      Frank G. Hubbard..............     None          $10,001-$50,000
      Jerome H. Miller..............     None               $1-$10,000
      Ken Miller....................     None          $10,001-$50,000

      Interested Director
      -------------------
      R. Jay Gerken.................     None            Over $100,000
--------
*  Mr. Barg assumed emeritus status as of December 31, 2003.

                                      22

   As of December 31, 2003, none of the above Directors who are not interested persons of the Fund ("Independent Directors") or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriters of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriters of the Fund.

   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the
Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, K.
Miller and J. Miller.

   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund's audits, the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the
Company's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors and all permissible non-audit services provided by the Company's independent auditors to SBFM and any affiliated service providers if the engagement relates directly to the
Fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee
will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.

   No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the
Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $30,600 per annum plus $3,500 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2003 such expenses totaled $6,096. The
Directors of the Company were paid the following compensation for the respective periods:

                                                                 Total
                                                             Compensation   Number of
                             Aggregate     Total Pension or    from Fund    Portfolios
                           Compensation       Retirement     Complex Paid    in Fund
                           from the Fund   Benefits Paid as to Directors in  Complex
                         Fiscal Year Ended   Part of Fund    Calendar Year  Served by
Non-Interested Directors     04/30/04          Expenses     Ending 12/31/03  Director
------------------------ ----------------- ---------------- --------------- ----------
   Paul R. Ades.........      $3,968              $0           $ 60,575         15
   Herbert Barg*........       2,996               0            127,963         42
   Dwight B. Crane......       3,990               0            168,875         49
   Frank G. Hubbard.....       3,968               0             60,575         15
   Jerome Miller........       3,968               0             60,575         15
   Ken Miller...........       3,968               0             60,575         15

Interested Directors
--------------------
   R. Jay Gerken/(1)/...      $    0              $0           $      0        221
--------
  /(1)/ Mr. Gerken is not compensated for his service as Director because of his affiliation with the manager.
 * Mr. Barg assumed emeritus status as of December 31, 2003.

                                      23

   During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund
Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received $25,000 from the Fund Complex for the calendar year ended December 31, 2003.

   As of August 16, 2004, the Directors and officers of the Company as a group owned less than 1% of the outstanding common stock of the Fund.

   To the knowledge of the Fund, as of August 16, 2004, the following shareholders or "groups" (as such term is defined in Section 13(d) of the
Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the shares of the following class of the Fund:

          Class   Percent          Name                 Address
          -----   -------          ----                 -------
          Class A  9.32%  PFPC Brokerage Services 211 South Gulph Road
                          FBO Primerica Financial King of Prussia,
                          Services                PA 19406

   SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund which was most recently approved by the Board of Directors, including a majority of the Independent Directors, on July 15, 2004. SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup. Subject to the supervision and direction of the Company's Board of Directors, the manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. The manager pays the salary of any officer and employee who is employed by both it and the
Fund. The Manager bears all expenses in connection with the performance of its services. The manager also: (a) assists in supervising all aspects of the
Fund's operations except those it performs under its investment advisory agreement; (b) supplies the Fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund, (ii)
applicable deferred sales charges ("Deferred Sales Charges") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the Securities and Exchange Commission ("SEC") and state blue sky authorities.

   The Fund bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the
Company who are not officers, directors, shareholders or employees of CGM or the manager; SEC fees and state Blue Sky notice fees; charges of custodians;
transfer and dividend disbursing agent's fees; certain insurance premiums;
outside auditing and legal expenses; costs of maintaining corporate existence;
costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholder reports and shareholder meetings; and meetings of the officers or Board of
Directors of the Company.

   SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2004 of approximately $115.4 billion.

   As compensation for investment management services, the Fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended April 30, 2002,
2003 and 2004, the Fund incurred $3,529,967, $2,102,788 and $2,036,490, respectively, in management fees.

                                      24

   The Investment Management Agreement for the Fund continues in effect from year to year provided such continuance is specifically approved at least annually (a) by the Company's Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and in either event, by a majority of the Independent Directors of the Company's Board with such
Independent Directors casting votes in person at a meeting called for such purpose. The Fund or the manager may terminate the Investment Management
Agreement on 60 days' written notice without penalty. The Investment Management
Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Investment Management Agreement

   At a meeting held on July 15, 2004, the Board of Directors of the Company considered the continuation of the Company's Investment Management Agreement
with respect to the Fund for another year. The Board of Directors of the
Company, including the Independent Directors, considered the reasonableness of the investment management fee with respect to the Fund in light of the extent and quality of the investment management services provided and additional benefits received by the manager and its affiliates in connection with providing services to the Fund, compared the fees charged by the manager to the
Fund to those charged by the manager to other funds for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by the manager with respect to the Fund. The
Board also considered the performance of the Fund relative to a selected peer group, the Fund's total expenses in comparison to funds within the peer group, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year relating to Fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager, as well as the manager's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to the manager and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the
Fund were being passed along to shareholders. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees.

   In reviewing the reasonableness of the investment management fee, the Board concluded that affiliates of the manager benefit from the manager's relationship with the Fund. The Board noted that affiliates of the manager serve as the Fund's principal underwriters, its transfer agent and one of its sub-transfer agents, and receive compensation for their services in the form of sales commissions, deferred sales charges, fees paid under Rule 12b-1 plans and transfer agency fees. The Board concluded that these services were necessary for the operation of the Fund and that the manager's affiliates provide services the nature and quality of which were at least equal to those provided by unaffiliated third parties and at fees that were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board further recognized that it had approved procedures under which the Fund is permitted to use broker-dealer affiliates of the manager as brokers in securities transactions, subject to the conditions that the affiliate will provide the Fund with price and execution at least as favorable and a commission rate comparable to those provided by unaffiliated broker-dealers in similar transactions. The Board also recognized the existence of "fall-out benefits" to affiliates of the manager, such as the affiliated underwriters' ability to use funds held in shareholders' brokerage accounts as free credit balances if such shareholders pay for Fund shares prior to settlement date and do not otherwise specify a use for the funds. The Board concluded that the benefits to the manager and its affiliates were a necessary result of the manager's being part of a diverse financial services organization providing a wide variety of services to investment companies, and noted that the Fund benefits from the manager's experience and resources. The Board further reviewed the manager's use of research services received from broker-dealers that execute transactions on behalf of the Fund and concluded that while such research services may benefit the manager, the Fund benefits from the manager's receipt of such services.

   In analyzing the expenses incurred by the manager with respect to the Fund, the Board members took note of the report they had received regarding the profitability of the mutual fund business to the manager and its affiliates.
The Board also considered the expenses of the Fund in comparison to those of funds within the peer group. The Board noted that it had concluded that the manager's methodology for allocating the expenses of

                                      25

operating the funds in the complex was reasonable and that the manager was passing on the benefits of economies of scale to the fund.

   With respect to the Fund, the Board discussed the Fund's outperformance in relation to an average of comparable funds and an index of comparable funds for the three-year period ended April 30, 2004, noting that it had outperformed the average but slightly underperformed the index for the one-year period ended
April 30, 2004. The Board noted that it had approved changes in the Fund's investment policies and strategies effective January 21, 2004, under which the
Fund invests in both growth and value stocks, and that the comparable funds were based on the Fund's previous emphasis on growth stocks. Based on information provided, the Board concluded that the Fund's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Investment Management Agreement with respect to the Fund.

   No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Management
Agreement with respect to the Fund. The Independent Directors were advised by separate independent legal counsel throughout the process.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Company, the manager and the principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Copies of the codes of ethics of the Company, the manager and principal underwriters are on file with the SEC.

Proxy Voting Guidelines and Procedures

   Although individual Board members may not agree with particular policies or votes by the Fund's manager, the Board of Directors has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision-making process.

   Attached as Appendix A are summaries of the guidelines that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager on the other. These summaries of the guidelines give a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objective. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund's website at
http://www.smithbarneymutualfunds.com and (3) on the SEC's website at
http://www.sec.gov.

Counsel and Independent Registered Public Accounting Firm

   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York
10019-6099, serves as counsel to the Company. The Directors who are not
"interested persons" of the Company have selected Stroock & Stroock & Lavan
LLP, 180 Maiden Lane, New York, New York 10038-4982, to serve as their legal counsel.

                                      26

   KPMG LLP, independent registered public accounting firm, 757 Third Avenue,
New York, New York 10017, has been selected as the Fund's independent registered public accounting firm to examine and report on the Fund's financial statements and highlights for the fiscal year ending April 30, 2005.

Custodian and Transfer Agent

   State Street Bank and Trust Company (the "custodian"), located at 225
Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the
Fund. Under its agreement with the Company on behalf of the Fund, the custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

   Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad
Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund. For the year ended April 30, 2004, the Fund paid transfer agent fees of $272,264.

   PFPC Inc. (the "sub-transfer agent"), whose address is P.O. Box 9699,
Providence, Rhode Island 02940-9699, serves as a sub-transfer agent to the Fund to render certain shareholder record-keeping and accounting services.

   The Fund has also engaged the services of Primerica Shareholder Services, whose address is P.O. Box 9662, Providence, Rhode Island 02940-9662, as a
sub-transfer agent for PFSI Accounts.

Distributors

   CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS
Distributors, Inc. ("PFS Distributors"), located at 3120 Breckinridge
Boulevard, Duluth, Georgia 30099-0001, serve as the Fund's distributors pursuant to separate written agreements dated June 5, 2000 (the "Distribution
Agreements") which were most recently approved by the Fund's Board of
Directors, including a majority of the Independent Directors, on July 15, 2004.
These Distribution Agreements replaced a Distribution Agreement with CFBDS, Inc.

   CGM and PFS Distributors may be deemed to be underwriters for purposes of the 1933 Act. From time to time, CGM or PFS Distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFSI Registered
Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFSI Registered Representatives that sell shares of the Fund.

Initial Sales Charges

   The aggregate dollar amount of commissions on Class A and Class C shares received by CGM and its affiliates were as follows:

  Class A Shares

   For the fiscal year ended April 30:
            2004......................................... $549,000*
            2003......................................... $106,742*
            2002......................................... $265,773*

  * The following amounts were paid to PFS and/or PFSI: $51,043, $38,742 and
$63,773, respectively.

                                      27

  Class C Shares (formerly designated Class L Shares)

   For the fiscal year ended April 30:
             2004......................................... $ 63,000
             2003......................................... $ 47,000
             2002......................................... $203,000

Deferred Sales Charges

  Class A Shares

   For the fiscal year ended April 30:
             2004......................................... $     0
             2003......................................... $     0
             2002......................................... $18,000

  Class B Shares (paid to CGM)

   For the fiscal year ended April 30:
            2004......................................... $119,000*
            2003......................................... $229,280*
            2002......................................... $331,943*

  * The following amounts were paid to PFS and/or PFSI: $7,433, $6,280 and
$8,943, respectively.

  Class C Shares (formerly designated Class L Shares)

   For the fiscal year ended April 30:
             2004......................................... $ 3,000
             2003......................................... $ 8,000
             2002......................................... $72,000

   When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The Company's Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and
Distribution Agreements for continuance.

Distribution Arrangements

   To compensate CGM and PFS Distributors for the services they provide and for the expenses they bear under the Distribution Agreements, the Company has adopted services and distribution plans (the "Plans") pursuant to Rule l2b-1 under the 1940 Act. The only Classes of shares being offered for sale through
PFS Distributors are Class A shares and Class B shares. Under the Plans, CGM is paid a fee with respect to shares of the Fund sold through CGM, and PFS
Distributors is paid a fee with respect to shares of the Fund sold through PFS
Distributors. Under the Plans, the Fund pays CGM or PFS Distributors (who pays its Registered Representative), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and
Class C shares. In addition, the Fund pays CGM a fee with respect to the Class
B and Class C shares (and pays PFS Distributors a fee with respect to Class B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of Smith
Barney Financial Consultants, PFSI Registered Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of
CGM and PFS Distributors associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The Class B and

                                      28

Class C distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.

   The following service and distribution fees were incurred by the Fund pursuant to the Plans during the years indicated:

                                   Fiscal Year   Fiscal Year   Fiscal Year
                                  Ended 4/30/02 Ended 4/30/03 Ended 04/30/04
                                  ------------- ------------- --------------
   Class A.......................  $  104,138    $   68,865     $   77,049
   Class B.......................  $  708,203    $  444,363     $  452,224
   Class C.......................  $3,586,740    $2,083,891     $1,954,899

   PFS Distributors and CGM each will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plans and may be paid from amounts received by CGM from the Fund under the Plans.

   For the fiscal year ended April 30, 2004, CGM incurred distribution expenses totaling $2,326,975, consisting of:

Smith Barney
 Financial
Consultants           Branch                   Advertising           Printing and Mailing
Compensation         Expenses                    Expense                   Expenses
------------ -------------------------  -------------------------  -------------------------
 $1,346,229          $804,930                   $170,882                    $4,934

   Under their terms, the Plans continue in effect from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. The Plans may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plans also must be approved by the Directors, including all of the Independent Directors, in the manner described above. The Plans may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Pursuant to the Plans, CGM and PFS Distributors will provide the Board of Directors with periodic reports of amounts expended under the Plans and the purposes for which such expenditures were made.

Portfolio Transactions

   The manager arranges for the purchase and sale of the Fund's securities and selects brokers and dealers (including CGM) which, in its best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/ or research services. In selecting a broker, including CGM, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis.

   Decisions to buy and sell securities for the Fund are made by the manager, subject to the overall supervision and review of the Company's Board of
Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of the manager.

                                      29

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

   In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.
The manager receives research, statistical and quotation services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager exercises investment discretion.
Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The manager's fee under the Investment Management Agreement is not reduced by reason of its receiving such brokerage and research services. The Company's Board of
Directors, in its discretion, may authorize the manager to cause the Fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. For the fiscal year ended April 30, 2004, the Fund did not direct any brokerage transactions because of research provided.

   The Fund has paid the following in brokerage commissions for portfolio transactions:

                                                                 % of Total
                                                                Dollar Amount
                                                 % of Total    of Transactions
                                                  Brokerage       Involving
                      Total      Commissions     Commissions     Commissions
 Fiscal Year Ended  Brokerage  Paid to CGM and Paid to CGM and Paid to CGM and
     April 30:     Commissions   Affiliates      Affiliates      Affiliates
 ----------------- ----------- --------------- --------------- ---------------
       2002         $398,141       $ 8,915          2.24%           2.20%
       2003         $636,343*      $21,933          3.45%           2.68%
       2004         $580,000       $ 8,960          1.54%           1.08%

* The increase in total brokerage commissions is due to an increase in the number of trades done in the Fund's portfolio.

   In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's Board of Directors has determined that any portfolio transaction for the Fund may be executed through CGM or an affiliate of CGM if, in the manager's judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the Fund a commission rate consistent with those charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, CGM may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the
Fund of the aggregate compensation it earned on such transactions.

   Even though investment decisions for the Fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

                                      30

   The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

   The Fund held the following securities of its regular broker-dealers as of
April 30, 2004:

             Broker-Dealer                                 Value
             -------------                               ----------
             Lehman Brothers Holdings Inc., common stock $2,980,040
             Merrill Lynch & Co., Inc., common stock....  2,716,923
             State Street Corp., common stock...........  2,108,648

Portfolio Turnover

   The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) may exceed 100% but is generally not expected to exceed 200%. The rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The manager will rebalance the allocation of the segments in the Fund's portfolio promptly to the extent that the percentage of the Fund's portfolio invested in either the All Cap Growth or All Cap Value segment's securities equals or exceeds 60% of the Fund's total assets. As a result, when securities in one segment of the Fund's portfolio have underperformed the securities in the other segment, the manager will rebalance the portfolio to increase the Fund's assets allocated to the segment that underperformed, and decrease the assets allocated to the segment that outperformed, the other segment. The manager will also monitor the Fund's portfolio to ensure that no more than 25% of the Fund's assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund's investment policies.
For the April 30, 2003 and 2004 fiscal years, the Fund's portfolio turnover rates were 47% and 125%, respectively. The increase in the Fund's portfolio turnover rate was due to the changes in the Fund's investment policies and strategies.

                              PURCHASE OF SHARES

General

   Investors may purchase shares from a Smith Barney Financial Consultant or
Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at a sub-transfer agent are not subject to a maintenance fee.

   Investors in Class A, Class B and Class C shares may open an account in the
Fund by making an initial investment of at least $1,000 for each account, or
$250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in
Class Y shares may open an account by making an initial investment of
$15,000,000. Subsequent investments of at least $50 may be made for all
Classes. For participants in retirement plans qualified under Section 403(b)(7)
or Section 401(c) of the Code, the minimum initial investment required for
Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Fund is $25. There

                                      31

are no minimum investment requirements for Class A shares for employees of
Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and
Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the applicable sub-transfer agent. Share certificates are issued for CGM accounts only upon a shareholder's written request to the applicable sub-transfer agent.

   Purchase orders received by the Fund or a Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a
Service Agent prior to the close of regular trading on the NYSE on any day the
Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the
Fund's agent prior to its close of business. For shares purchased through a
Service Agent purchasing through CGM, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan.  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the
Systematic Investment Plan. Under the Systematic Investment Plan, CGM or a
sub-transfer agent is authorized through preauthorized transfers of at least
$25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or a sub-transfer agent. The Systematic Investment Plan also authorizes
CGM to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.

Sales Charge Alternatives

   The following Classes of shares are available for purchase. See the
Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares.  Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                Sales Charge  Sales Charge as a   Broker/Dealer
                                   As a %        % of Amount    Compensation as %
                               of Transaction     Invested      Of Offering Price
                               -------------- ----------------- -----------------
Amount of Investment
Less than $25,000.............      5.00%           5.26%             4.50%
$25,000 - $49,999.............      4.25            4.44              3.83
$50,000 - $99,999.............      3.75            3.90              3.38
$100,000 - $249,999...........      3.25            3.36              2.93
$250,000 - $499,999...........      2.75            2.83              2.48
$500,000 - $999,000...........      2.00            2.04              1.80
$1,000,000 or more............       -0-*            -0-*              -0-*
--------
*  Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred
   Sales Charge of 1.00% on redemptions made within 12 months of purchase. The
   Deferred Sales Charge on Class A shares is payable to CGM, which compensates
   Service Agents whose clients make purchases of $1,000,000 or more. The
   Deferred Sales Charge is waived in the same circumstances in which the
   Deferred Sales Charge applicable to Class B and Class C shares is waived.
   See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales
   Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the

                                      32

aggregate of purchases of Class A shares of the Fund made at one time by any
"purchaser," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares.  Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See
"Deferred Sales Charge Provisions" below.

   Class C Shares.  Class C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See
"Deferred Sales Charge Provisions" below.

   Class Y Shares.  Class Y shares are sold without an initial sales charge or
Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by
Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers.  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a)
sales to (i) Board Members and employees (including retired Board Members and employees) of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds; the immediate families of such persons
(including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii)
employees of members of the NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial
Consultant's prior employer, (ii) was sold to the client by the Financial
Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of
Citigroup; (f) direct rollovers by plan participants of distributions from a
401(k) plan offered to employees of Citigroup or its subsidiaries (Note:
subsequent investments will be subject to the applicable sales charge); (g)
purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGM; (i) purchases by investors participating in
"wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM; (j) purchases of Class
A shares by Section 403(b) or Section 401(a) or (k) accounts associated with
Citistreet Retirement Programs; (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph
Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (m) purchases by executive deferred compensation plans participating in the CGM ExecChoice program; and
(n) purchases by retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the Fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation.  Class A shares of the Fund may be purchased by any
"purchaser" (as defined below under "Volume Discounts") at a reduced sales charge or at net asset value determined by aggregating the

                                      33

dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares.  A Letter of Intent for an amount of
$25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a
Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith
Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the
Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney
Financial Consultant or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares.  A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares
(except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees
(including a service fee of 0.25%) and expenses applicable to the Fund's Class
A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a
Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charges Shares" are applicable to: (a) Class B shares; (b)
Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales
Charge may be imposed on certain redemptions of these shares.

   Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b)
reinvestment of dividends or capital gain distributions; (c) with respect to
Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class C shares and Class A shares that are Deferred Sales
Charge shares, shares redeemed more than 12 months after their purchase.

   Class C shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on
Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

                                      34

                       Year Since Purchase    Deferred
                       Payment Was Made     Sales Charge
                       ----------------     ------------
                       First...............     5.00%
                       Second..............     4.00
                       Third...............     3.00
                       Fourth..............     2.00
                       Fifth...............     1.00
                       Sixth and thereafter     0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares)
owned by the shareholder.

   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other
Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For U.S. federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.
The amount of any Deferred Sales Charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange
Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

   Deferred Sales Charge waivers will be granted subject to confirmation (by
Smith Barney in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

   Smith Barney Funds Retirement Program.   The Fund offers Class A and Class C
shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the
Smith Barney Mutual Funds.

                                      35

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

      Class A Shares.  Class A shares may be purchased by plans investing at least $3 million.

      Class C Shares.  Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within
30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its
Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney
Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Volume Discounts

   The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers
Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith
Barney Financial Consultant or a Service Agent.

CGM Accounts

   Purchases of shares of the Funds must be made through a brokerage account maintained with Smith Barney, an introducing broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is

                                      36

for Class A, Class B, Class C, or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

PFSI Accounts

   The Fund offers two Classes of shares to investors purchasing through PFSI:
Class A shares and Class B shares.

   Initial purchase of shares of the Fund must be made through a PFSI
Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services,
P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S.
bank encoded on the check. Subsequent investments must be sent directly to
Primerica Shareholder Services. In processing applications and investments,
Primerica Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the
Prospectus. If the transfer agent ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.

   Shares purchased will be held in the shareholder's account by Primerica
Shareholder Services. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase check by
Primerica Shareholder Services.

   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least
$50 may be made for each Class. For the Fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, Directors or Trustees of any of the Smith Barney
Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or a sub-transfer agent prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.

   Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI
Registered Representative must contact Primerica Shareholder Services at (800)
665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800)
544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach
Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular subsequent investment procedure described above.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated

                                      37

Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, a fee may be assessed for each Account Transcript requested.
Additional copies of tax forms are available at the shareholder's request. A fee for each tax form may be assessed.

   Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

Determination of Public Offering Price

   The Fund offers its shares on a continuous basis. The public offering price for a Class A, Class B, Class C and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1 million is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A Deferred Sales Charge is imposed on certain redemptions of
Class B shares, and on Class C shares and Class A shares (purchased in amounts exceeding $1 million) redeemed within one year of purchase.

                             REDEMPTION OF SHARES

   The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the
Fund's shareholders.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Distributions in Kind

   If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00%
of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Share price"
in the Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

                                      38

CGM Accounts

   Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by
CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

      Smith Barney Investment Funds Inc.
      --Smith Barney Multiple Discipline Funds--All Cap Growth and Value Fund
      Class A, B, C or Y (please specify)
      c/o PFPC Inc.
      P.O. Box 9699
      Providence, RI 02940-9699

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   Telephone Redemption and Exchange Program.  Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone.
To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire
Authorization Form, along with a signature guarantee, that will be provided by the applicable sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the
Fund.)

   Redemptions.  Redemption requests of up to $50,000 of any class or classes of shares of the Fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m.
and 4:00 p.m. Eastern time on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges.  Eligible shareholders may make exchanges by telephone if the account registration of the shares of the Fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m.
and 4:00 p.m. Eastern time on any day on which the NYSE is open.

                                      39

   Additional Information Regarding Telephone Redemption and Exchange
Program.  Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

PFSI Accounts

   Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to the applicable sub-transfer agent, Primerica Shareholder Services, at P.O. Box 9662,
Providence, Rhode Island, 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445,
Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing
Impaired (800) 824-1721.

   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event a redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a
Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.
Redemption from a 403(b)(7) account requires completion of a special form.
Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m.
and 8:00 p.m. Eastern time to obtain the proper forms.

   A shareholder may utilize Primerica Shareholder Services Telephone
Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the
NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above.

   Redemption proceeds can be sent by check to the shareholder's address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse
(ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check

                                      40

usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least
$50 may be made under the Withdrawal Plan by redeeming as many shares of the
Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal
Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge).
To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the
Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the applicable sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Smith Barney Financial
Consultant or the applicable sub-transfer agent. Applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                              EXCHANGE PRIVILEGE

   Except as noted below and in the Prospectus, shareholders of any of the
Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class
A, Class B and Class C shares are subject to minimum investment requirements
(except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The
Deferred Sales Charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a deferred sales charge.
If the fund exchanged into has a higher deferred sales charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

      A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for shares of the respective shares of any of the Smith Barney
   Mutual Funds.

      B. Class B shares of the Fund may be exchanged without a sales charge.
   Class B shares of the Fund exchanged for Class B shares of another Smith
   Barney Mutual Fund will be subject to the higher applicable Deferred Sales
   Charge of the two funds and, for purposes of calculating Deferred Sales
   Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

                                      41

      C. Class C shares of the Fund may be exchanged without a sales charge.
   For purposes of Deferred Sales Charge applicability, Class C shares of the
   Fund exchanged for Class C shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

   The exchange privilege enables shareholders to acquire shares of the same
Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney
Financial Consultant or a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM and PFSI reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges.  The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's manager in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith
Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the
Prospectus.

   During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase's being delayed.

                              VALUATION OF SHARES

   The net asset value per share of the Fund's classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

   Securities for which reliable market prices or quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales prices on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If there were no sales on

                                      42

the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Portfolio securities listed on Nasdaq for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued on the basis of valuations provided by dealers in those instruments or an independent pricing service approved by the Board of
Directors. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received from writing call and put options will be recorded as a liability, the value of which is marked to market daily. Any other investments of the Fund, including restricted securities, listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available) or securities whose value has been materially affected by events occuring after the close of the relevant market but prior to the close of the NYSE, are valued at a fair value determined in good faith by or under the direction of the Board of Directors, generally based upon recommendations provided by SBFM. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars when the London Stock Exchange closes.

   Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of investments held by such Fund.

                          DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized in order to avoid a federal excise tax liability.

   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same
Class at net asset value, subject to no sales charge or Deferred Sales Charge.
A shareholder may change the option at any time by notifying his Smith Barney
Financial Consultant. A shareholder whose account is held directly at a sub-transfer agent should notify the applicable sub-transfer agent in writing, requesting a change to this reinvestment option.

   The per share dividends on Class B and Class C shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

                                     TAXES

   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential
U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules.
Current and prospective shareholders are urged to

                                      43

consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

   The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10%
of the outstanding voting securities of such issuer and (ii) not more than 25%
of the value of its assets is invested in the securities (other than U.S.
government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the Fund will not be subject to U.S.
federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98%
of its ordinary income for that year and (ii) 98% of its net capital gains
(both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

                                      44

   The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and
"straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer
Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio
(i.e., treat them as if they were closed out at the end of each year) and (b)
may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the
Fund as a regulated investment company.

   The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

   As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the
Fund has been a party to the swap for more than one year).

   The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1)
mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or "appreciated financial positions" or
(2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

   Foreign Investments.  Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency

                                      45

and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

   Passive Foreign Investment Companies.  If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

   If the Fund were to invest in a PFIC and elect to treat the PFIC as a
"qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, the Fund may also make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased all of the
PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

   Dividends and Distributions.  Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December
31 of such calendar year and to have been paid by the Fund not later than such
December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

   The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a)
will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35%
tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount

                                      46

equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

   Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31,
2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the
Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund after
December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend,"
and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An
"extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20%
of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S.

                                      47

federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced.
Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Backup Withholding.  The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.
Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   Notices.  Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

                                      48

   If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            ADDITIONAL INFORMATION

   The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28,
1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds
Inc., and Smith Barney Investment Funds Inc., respectively. Prior to January
21, 2004, the Fund's name was Smith Barney Premier Selections All Cap Growth
Fund.

   The Company offers shares of eight separate series with a par value of $.001 per share. The Fund offers shares currently classified into four Classes--A, B,
C and Y. Each Class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b)
the effect of the respective sales charges if any, for each class; (c) the distribution and/or service fees borne by each Class (except Class Y) pursuant to the Plans; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares.
The Company's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The
Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a
Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed by votes cast in person or by proxy. Except as set forth above, the
Directors shall continue to hold office and may appoint successor Directors.

   As used in the Prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a)
more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than
50% of the outstanding shares of the Company (or the affected series or Class)
are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of the Investment
Management Agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a "vote of a majority of the outstanding

                                      49

voting securities" of the Fund; however, the ratification of independent auditors, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

   Annual and Semi-Annual Reports.  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or
Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the transfer agent.

                             FINANCIAL STATEMENTS

   The Fund's annual report for the fiscal year ended April 30, 2004 was filed on July 9, 2004, Accession Number 0001193125-04-116221, and is incorporated in its entirety by reference.

                               OTHER INFORMATION

   In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual
Funds average 21 years in the industry and 15 years with the firm.

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer three "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--portfolio manager driven funds
   The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series Funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Research Series--driven by exhaustive fundamental securities analysis
   Built on a foundation of substantial buy-side research, the Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--a solution to funds that stray
   The Style Pure Series funds are the building blocks of asset allocation.
   Other than maintaining minimal cash or under extraordinary conditions, Style
   Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                      50

                                  APPENDIX A

Summary of Manager Proxy Voting Policies and Procedures

   The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the
Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the
Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the
Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees
(including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

                                      A-1

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting
Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                      A-2

                                August 28, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

 SMITH BARNEY MULTIPLE DISCIPLINE FUNDS--GLOBAL ALL CAP GROWTH AND VALUE FUND
                               125 Broad Street
                           New York, New York 10004
                                1-800-451-2010

   This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the current combined Prospectus of the
Smith Barney Multiple Discipline Funds--Global All Cap Growth and Value Fund
(the "Fund"), the Smith Barney Multiple Discipline Funds--All Cap Growth and
Value Fund and the Smith Barney Multiple Discipline Funds--Large Cap Growth and
Value Fund dated August 28, 2004, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. It is intended to provide more detailed information about the Fund as well as matters already discussed in the Prospectus. Additional information about the Fund's investments is available in the Fund's annual reports to shareholders which are incorporated herein by reference. The Prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a
PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service
Agent"), or by writing or calling Citigroup Global Markets Inc. ("CGM") at the address or telephone number above. The Fund is a separate investment series of
Smith Barney Investment Funds Inc. (the "Company").

                                                                            Page
                                                                            ----

                                      1

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The Prospectus discusses the Fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC
("SBFM" or the "manager") serves as investment manager to the Fund.

   The Fund is an open-end, diversified, management investment company whose objective is long-term capital growth. The Fund normally invests in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, and depository receipts for these securities. Under normal market conditions, the majority of the
Fund's portfolio will consist of common stocks, but the Fund may maintain a portion of its assets in money market instruments and/or cash to provide for payment of the Fund's expenses and to meet redemption requests. The Fund also reserves the right, as a defensive measure, to hold any kind of money market instruments, including short-term debt securities or cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant.

                              FOREIGN SECURITIES

   Foreign Securities (International--American Depository Receipts (ADR)
Segment).  The International--ADR segment will, except as otherwise provided, invest at least 80% of its assets in ADRs or ordinary shares traded in U.S.
markets of companies organized in, or governments of any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong,
Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the
Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech
Republic, Hungary, Poland, and the countries of the former Soviet Union),
Central and South America (e.g., Mexico, Chile, and Venezuela), Australia,
Canada and such other areas and countries as the manager may determine from time to time. Allocation of the Fund's investments will depend upon the relative attractiveness of the international markets and particular issuers.
Concentration of the Fund's assets in one or a few countries or currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated.

   Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies.

                               EQUITY SECURITIES

   Common Stocks.  The Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Preferred Stocks, Convertible Securities and Warrants.  The Fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stocks entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and

                                      2

interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Warrants entitle the Fund to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price.
The Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

   REITs.  The Fund may invest in shares of real estate investment trusts
("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").

   Illiquid and Restricted Securities.  The Fund may invest up to 15% of its assets in securities (excluding those subject to Rule 144A under the Securities
Act of 1933, as amended the ("1933 Act")), with contractual or other restrictions on resale and other instruments that are not readily marketable.
Restricted securities are those that may not be sold publicly without first being registered under the 1933 Act. For that reason, the Fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities.

   ADRs.  ADRs are publicly traded on exchanges or over-the-counter in the
United States and are issued through "sponsored" or "unsponsored" arrangements.
In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

   Index-Related Securities.  The Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index ("Equity Equivalents"). Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard &
Poor's Depository Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust
(interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on Nasdaq). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Fund's assets across a broad range of equity securities.

   To the extent the Fund invests in securities of other investment companies,
Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation.

                                      3

These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if the Fund invests in Equity Equivalents shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Fund's investments in such investment companies are subject to limitations under the Investment Company
Act of 1940, as amended (the "1940 Act"), and market availability.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalents is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity
Equivalent could adversely affect the liquidity and value of fund shares.

                            FIXED INCOME SECURITIES

   To the extent that the Fund may invest in fixed income securities, it may invest in the securities described below.

   Convertible Securities.  Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   As fixed income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.
There can be no assurance of capital appreciation, however, because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

   U.S. Government Securities.  The Fund may invest in U.S. government securities. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury,

                                      4

but also securities issued or guaranteed by the Federal Housing Administration,
Farmers Home Administration, Export-Import Bank of the United States, Small
Business Administration, Government National Mortgage Association ("GNMA"),
General Services Administration, Central Bank for Cooperatives, Federal
Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage
Association ("FNMA"), Maritime Administration, Tennessee Valley Authority,
District of Columbia Armory Board, Student Loan Marketing Association, and
Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation
("FHLMC"), are mortgage-related securities. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, the
Fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

   Commercial Paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the
Fund, pursuant to which the lender may determine to invest varying amounts.
Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Fund, therefore, may not invest in a master demand note, if, as a result, more than 15% of the value of the Fund's total assets would be invested in such notes and other illiquid securities.

   Money Market Instruments.  As stated in the Prospectus, the Fund may invest for temporary defensive purposes, to pay expenses and/or to meet redemption requests in any type of money market instruments and short-term debt securities or cash. Money market instruments in which the Fund may invest include: U.S.
government securities; certificates of deposit, time deposits and bankers'
acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

   Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.
Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance
Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the
Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the
Fund, depending upon the principal amount of CDs of each bank held by the Fund)
and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping

                                      5

requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal
Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.
The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

   Savings and loans associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings
Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

                             DERIVATIVE CONTRACTS

   The Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates, as a substitute for buying or selling securities or as a cash flow management technique. There can be no assurance that such efforts will succeed.

   Writing Covered Call Options.  The Fund may write (sell) covered call options. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The manager and the Company believe that writing of covered call options is less risky than writing uncovered or "naked"
options, which the Fund will not do.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the

                                      6

security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium;
however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund's custodian.

   The premium the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities.
This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

   Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

   The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   Purchasing Put Options.  The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

                                      7

   The Fund may purchase a put option on an underlying security or currency (a
"protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the
Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security is eventually sold.

   The Fund may also purchase put options at a time when Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the
Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

   Purchasing Call Options.  The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio.
Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return.

   Stock Index Options.  The Fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment such as the Amex Oil Index or the Amex
Computer Technology Index.

   Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the

                                      8

closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Whether the
Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the manager's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

   The Fund will engage in stock index options transactions only when determined by the manager to be consistent with the Fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

   Stock Index, Interest Rate and Currency Futures Contracts.  The Fund may
enter into stock index, interest rate or currency futures contracts as a hedge against changes in prevailing levels of market values, interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the
Fund. The Fund's hedging may include holding futures as an offset against anticipated changes in market values, interest or currency exchange rates. The
Fund may also enter into futures contracts based on financial indices including any index of debt securities or stock indexes.

   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

   Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market value, interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts.

   Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a

                                      9

particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

   As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

   Persons who trade in futures contracts may be broadly classified as
"hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing market values, interest rates or currency exchange rates.

   The Fund may enter into futures transactions for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The Fund may also enter into futures transactions as a substitute for buying or selling securities or as a cash flow management technique.

   "Margin" with respect to futures contracts is the amount that must be deposited by the Fund with a broker in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit made when the futures contract is entered into ("initial margin") is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the futures contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

   Options on Futures Contracts.  Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than
(in the case of a put) the exercise price of the option on the futures contract. If an

                                      10

option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to purchasing call and put options on futures, the Fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options"). Such
options would be used in a manner identical to the use of options on futures contracts.

   To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date.
The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

   Neither the Company nor the Fund will be a commodity pool. In addition, the manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a commodity pool operator under the rules of the Commodity Futures Trading Commission. The staff of the Securities and Exchange Commission (the "SEC") takes the position that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

   Forward Currency Contracts, Options on Currency and Currency Swaps.  A
forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S.
dollars but anticipates, and seeks to be protected against, a decline in the
U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

   The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the use of cross-hedges by the Fund, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the
U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the cross-hedges of the Fund and the movements in the exchange rates of the foreign currencies in which the assets of the Fund that are the subject of such cross-hedges are denominated.

   Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Fund, however, may enter into forward contracts with deposit requirements or commissions.

   A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the

                                      11

right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.
If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

   The ability of the Fund to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

   A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   The Fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.

   Interest Rate Swaps, Caps and Floors.  Among the hedging transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or segment of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The
Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

   The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only

                                      12

the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the manager and the Fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the obligations of the Fund over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The
Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

   New options and futures contracts and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

                          OTHER INVESTMENT PRACTICES

   Repurchase Agreements.  The Fund will enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The manager, acting under the supervision of the Board of Directors, reviews on an ongoing basis to evaluate potential risks the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements.

   For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a fund than would be available to a fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

   Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an

                                      13

agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets.
The Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

   Borrowing.  The Fund may borrow up to 33 1/3% of the value of its total assets from banks for temporary or emergency purposes, such as to meet the redemptions of the Fund.

   Leverage.  The Fund may borrow from banks, on a secured or unsecured basis, up to 33 1/3% of the value of the Fund's total assets and use the proceeds to make additional investments. Income and appreciation from such investments will improve the Fund's performance if they exceed the associated borrowing costs, but will impair the Fund's performance if they are less than the borrowing costs. This speculative factor is known as "leverage."

   Leverage creates an opportunity for increased returns to shareholders of the
Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the shares of the
Fund and in the yield of the Fund. Although the principal or stated value of such borrowings will be fixed, the assets of the Fund may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay in respect thereof, the net income of the Fund or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund.

   Lending of Portfolio Securities.  The Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will be consistent with applicable regulatory requirements. The Fund may not lend its portfolio securities to the manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. government securities which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. From time to time, the Fund may return to the borrower and/or a third party, which is unaffiliated with the
Fund or the manager and is acting as a "finder," a part of the interest earned from the investment of collateral received for securities loaned.

   In lending its portfolio securities, the Fund can increase its income by continuing to receive interest and any dividend on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S.
government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value;

                                      14

(e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower;
however, if a material event adversely affecting the investment occurs, the
Fund must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager the consideration to be earned from such loans would justify the risk.

   Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as
"qualified dividend income" for purposes of determining what portion of the
Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see
"Taxes").

   When-Issued and Delayed Delivery Securities.  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The custodian will maintain, in a segregated account, cash or liquid securities having a value equal to or greater than the
Fund's purchase commitments, marked-to-market daily, pursuant to guidelines established by the Directors. The custodian will likewise segregate securities sold on a delayed basis. The payment obligations and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund segment until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

   Short Sales.  The Fund may sell securities short "against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open, the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                                      15

                                 RISK FACTORS

   General.  Investors should realize that risk of loss is inherent in the ownership of any securities and that the net asset value of the Fund will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

   Portfolio Turnover.  The investment policies of the Fund may result in its experiencing a greater portfolio turnover rate than investment companies that seek to produce income or to maintain a balanced investment position. Although the portfolio turnover rate cannot be predicted and will vary from year to year, it is possible that the Fund's annual portfolio turnover rate may exceed
100%, but is generally not expected to exceed 200%. A 100% portfolio turnover rate would occur, for instance, if all securities in the Fund were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income.

   Foreign Securities.  Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. There may be less publicly available information about a foreign company than about a
U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

   Currency Risks.  The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which investments of the Fund are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy.

   Derivative Instruments.  In accordance with its investment policies, the
Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. An investment in the Fund also involves a risk that the portfolio managers' expectations will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the portfolio managers' expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate and currency swaps. The following are the principal risks associated with derivative instruments.

   Market risk:  The instrument will decline in value or an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

   Leverage and associated price volatility:  Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a

                                      16

conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

   Credit risk:  The issuer of the instrument may default on its obligation to pay interest and principal.

   Liquidity and valuation risk:  Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Fund are not readily marketable and are subject to the Fund's restrictions on illiquid investments.

   Correlation risk:  There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for the Fund is reviewed and analyzed by the portfolio managers to assess the risk and reward of each such instrument in relation to the Fund's investment strategies. The decision to invest in derivative instruments or conventional securities is made by measuring the instrument's ability to provide value to the Fund.

   Special Risks of Using Futures Contracts.  The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in stock market prices or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as:
variations in speculative market demand for futures and for equity securities, debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to market values, interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. Where the Fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other assets of the Fund.

   Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund segregates and commits to back the futures contract with an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                                      17

                         MASTER/FEEDER FUND STRUCTURE

   The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a
"feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                            INVESTMENT RESTRICTIONS

   The investment restrictions below and the Fund's investment objective have been adopted by the Company as fundamental policies of the Fund. Under the 1940
Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. "Majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

   Under the investment restrictions adopted by the Company with respect to the
Fund, the Fund will not:

      1. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      2. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets
   (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

                                      18

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

      7. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

   If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

   The business and affairs of the Fund are managed under the direction of the
Company's Board of Directors. Information pertaining to the Directors and
Executive Officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below.
The Executive Officers of the Fund are employees of organizations that provide services to the Fund.

                                                                                                 Number
                                                                        Principal         of Portfolios in the
                                                Term of Office*       Occupation(s)           Fund Complex          Other
                               Position(s) Held  and Length of         During Past              Overseen        Directorships
Name, Address and Age             with Fund       Time Served          Five Years             by Director      Held by Director
---------------------          ---------------- --------------- ------------------------- -------------------- ----------------
Non-Interested Directors:
Paul R. Ades                       Director          Since      Law Firm of Paul R. Ades,          15                None
 Paul R. Ades, PLLC                                   1994      PLLC (since April 2000);
 181 West Main Street, Suite                                    Partner in Law Firm of
C                                                               Murov & Ades, Esqs.
 Babylon, NY 11702                                              (from November 1970 to
 Age 63                                                         March 2000)

Dwight B. Crane                    Director          Since      Professor, Harvard                 49                None
 Harvard Business School                              1981      Business School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 66

Frank G. Hubbard                   Director          Since      President of Avatar                15                None
 87 Whittredge Road                                   1993      International (business
 Summit, NJ 07901                                               development) (since 1998)
 Age 66

Jerome H. Miller                   Director          Since      Retired                            15                None
 c/o R. Jay Gerken                                    1998
 Citigroup Asset Management
 ("CAM")
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 65

Ken Miller                         Director          Since      President of Young Stuff           15                None
 Young Stuff Apparel Group                            1994      Apparel Group Inc. (since
Inc.                                                            1963)
 930 Fifth Avenue
 New York, NY 10021
 Age 62
--------
*  Directors and officers serve until their successors have been duly elected and qualified.

                                      19

                                                                                                  Number
                                                                       Principal           of Portfolios in the
                                             Term of Office*         Occupation(s)             Fund Complex          Other
                            Position(s) Held  and Length of           During Past                Overseen        Directorships
Name, Address and Age          with Fund       Time Served            Five Years               by Director      Held by Director
---------------------       ---------------- --------------- ----------------------------- -------------------- ----------------
Interested Director:
R. Jay Gerken**             Chairman,             Since      Managing Director of CGM;             221                None
 CAM                        President and          2002      Chairman, President and
 399 Park Avenue            Chief Executive                  Chief Executive Officer of
 4th Floor                  Officer                          SBFM, Travelers Investment
 New York, NY 10022                                          Adviser, Inc. ("TIA") and
 Age 52                                                      Citi Fund Management Inc.
                                                             ("CFM"); President and
                                                             Chief Executive Officer of
                                                             certain mutual funds
                                                             associated with Citigroup;
                                                             Formerly Portfolio Manager
                                                             of Smith Barney Allocation
                                                             Series Inc. (from 1996 to
                                                             2001) and Smith Barney
                                                             Growth and Income Fund
                                                             (from 1996 to 2000)

Executive Officers:
Andrew B. Shoup             Senior Vice           Since      Director of CAM; Senior               N/A                N/A
 CAM                        President and          2003      Vice President and Chief
 125 Broad Street, 11th     Chief                            Administrative Officer of
Floor                       Administrative                   mutual funds associated with
 New York, NY 10004         Officer (since                   Citigroup; Head of
 Age 47                     2003), Chief                     International Funds
                            Financial                        Administration of CAM
                            Officer and                      (from 2001 to 2003); Director
                            Treasurer (since                 of Global Funds
                            2004)                            Administration of CAM
                                                             (from 2000 to 2001); Head of
                                                             U.S. Citibank Funds
                                                             Administration of CAM
                                                             (from 1998 to 2000)

                                                                                                   N/A                N/A

Alan J. Blake               Vice President        Since      Managing Director of CGM;             N/A                N/A
 CAM                        and Investment         1999      Investment Officer of SBFM;
 399 Park Avenue, 4th       Officer                          officer of certain mutual
Floor                                                        funds associated with
 New York, NY 10022                                          Citigroup
 Age 53

Robert Feitler, Jr.         Vice President        Since      Director of CGM;                      N/A                N/A
 CAM                        and Investment         2004      Investment Officer of SBFM;
 399 Park Avenue, 4th       Officer                          officer of certain mutual
Floor                                                        funds associated with
 New York, NY 10022                                          Citigroup
 Age 45

Richard A. Freeman          Vice President        Since      Managing Director of CGM;
 CAM                        and Investment         2000      Investment Officer of SBFM;
 399 Park Avenue            Officer                          officer of certain mutual
 4th Floor                                                   funds associated with
 New York, NY 10022                                          Citigroup
 Age 50
--------
** Mr. Gerken is an "interested person" as defined in the 1940 Act because he is an officer of SBFM and certain of its affiliates.

                                      20

                                                                                                  Number
                                                                       Principal           of Portfolios in the
                                             Term of Office*         Occupation(s)             Fund Complex          Other
                            Position(s) Held  and Length of           During Past                Overseen        Directorships
Name, Address and Age          with Fund       Time Served            Five Years               by Director      Held by Director
---------------------       ---------------- --------------- ----------------------------- -------------------- ----------------
Executive Officers:
John Goode                  Vice President        Since      Managing Director of CGM;             N/A                N/A
 CAM                        and Investment         2004      Investment Officer of SBFM;
 One Sansome Street, 36th   Officer                          officer of certain mutual
Floor                                                        funds associated with
 San Francisco, CA 91104                                     Citigroup
 Age 58

Peter J. Hable              Vice President        Since      Managing Director of CGM;             N/A                N/A
 CAM                        and Investment         2004      Investment Officer of SBFM;
 One Sansome Street, 36th   Officer                          officer of certain mutual
Floor                                                        funds associated with
 San Francisco, CA 91104                                     Citigroup
 Age 44

Mark J.                     Vice President        Since      Managing Director of CGM;             N/A                N/A
 McAllister CAM 399 Park    and Investment         2004      Investment Officer of SBFM;
 Avenue, 4th Floor New      Officer                          former Executive Vice
 York, NY 10022 Age 41                                       President, JLW Capital
                                                             Management Inc
                                                             (1998-1999); officer of
                                                             certain mutual funds
                                                             associated with Citigroup

Kirstin Mobyed              Vice President        Since      Director of CGM; Investment           N/A                N/A
 CAM                        and Investment         2004      Officer of SBFM; officer of
 399 Park Avenue, 4th       Officer                          certain mutual funds
Floor                                                        associated with Citigroup
 New York, NY 10022
 Age 34

Roger Paradiso              Vice President        Since      Managing Director of CGM;             N/A                N/A
 CAM                        and Investment         2004      Investment Officer of SBFM;
 399 Park Avenue, 4th       Officer                          officer of certain mutual
Floor                                                        funds associated with
 New York, NY 10022                                          Citigroup
 Age 37

Jeffrey J. Russell, CFA     Vice President        Since      Managing Director of CGM;             N/A                N/A
 CAM                        and Investment         2000      Investment Officer of SBFM;
 399 Park Avenue            Officer                          officer of certain mutual
 4th Floor                                                   funds associated with
 New York, NY 10022                                          Citigroup
 Age 46

Andrew Beagley              Chief Anti-           Since      Director, CGM (since 2000);           N/A                N/A
 CAM                        Money                  2002      Director of Compliance,
 399 Park Avenue            Laundering                       North America, CAM (since
 4th Floor                  Compliance                       2000); Chief Anti-Money
 New York, NY 10022         Officer (since                   Laundering Compliance
 Age 40                     2002) and Chief                  Officer and Vice President of
                            Compliance                       certain mutual funds
                            Officer (since                   associated with Citigroup;
                            2004)                            Director of Compliance,
                                                             Europe, the Middle East and
                                                             Africa, CAM (from 1999 to
                                                             2000); Compliance Officer,
                                                             Salomon Brothers Asset
                                                             Management Limited, Smith
                                                             Barney Global Capital
                                                             Management Inc., Salomon
                                                             Brothers Asset Management
                                                             Asia Pacific Limited (from
                                                             1997 to 1999)

                                      21

                                                                                                 Number
                                                                      Principal           of Portfolios in the
                                             Term of Office*        Occupation(s)             Fund Complex          Other
                            Position(s) Held  and Length of          During Past                Overseen        Directorships
Name, Address and Age          with Fund       Time Served           Five Years               by Director      Held by Director
---------------------       ---------------- --------------- ---------------------------- -------------------- ----------------
Executive Officers:
Robert I. Frenkel             Chief Legal         Since      Managing Director and                N/A                N/A
 CAM                          Officer and          2003      General Counsel, Global
 300 First Stamford Place     Secretary                      Mutual Funds for Citigroup
 4th Floor                                                   Asset Management (since
 Stamford, CT 06902                                          1994)
 Age 48

Kaprel Ozsolak                Controller          Since      Vice President of CGM;               N/A                N/A
 CGM                                               2002      Controller of certain mutual
 125 Broad Street, 9th                                       funds associated with
Floor                                                        Citigroup
 New York, NY 10004
 Age 37

   For the calendar year ended December 31, 2003, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:

                                                Aggregate Dollar Range
                                  Dollar Range  of Equity Securities In
                                    of Equity    Registered Investment
                                  Securities in  Companies Overseen by
         Non-Interested Directors   the Fund           Director
         ------------------------ ------------- -----------------------
             Paul R. Ades........     None            Over $100,000
             Herbert Barg*.......     None                     None
             Dwight B. Crane.....     None            Over $100,000
             Frank G. Hubbard....     None          $10,001-$50,000
             Jerome H. Miller....     None               $1-$10,000
             Ken Miller..........     None          $10,001-$50,000

         Interested Director
         -------------------      ------------- -----------------------
             R. Jay Gerken.......     None            Over $100,000
--------
* Mr. Barg assumed emeritus status as of December 31, 2003.

   As of December 31, 2003, none of the above Directors who are not interested persons of the Company ("Independent Directors"), or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriters of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriters of the Fund.

   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the
Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, K.
Miller and J. Miller.

   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund's audits, the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the
Company's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors and all permissible non-audit services provided by the Company's independent auditors to SBFM and any affiliated service providers if the engagement relates directly

                                      22

to the Fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee
will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.

   No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an Officer or Director of the
Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $30,600 per annum plus $3,500 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2003 such expenses totaled $6,096. The
Directors of the Company were paid the following compensation for the respective periods:

                                                                 Total
                                           Total Pension or  Compensation
                             Aggregate        Retirement       From Fund      Number of
                           Compensation        Benefits      Complex Paid   Portfolios in
                           From the Fund     Paid as Part   to Directors in Fund Complex
                         Fiscal Year Ended     of Fund       Calendar Year    Served by
Non-Interested Directors     04/30/04          Expenses     Ended 12/31/03    Director
------------------------ ----------------- ---------------- --------------- -------------
   Paul R. Ades.........      $ 2,565             $0           $ 60,575           15
   Herbert Barg/*/......        2,048              0            127,963           42
   Dwight B. Crane......        2,587              0            168,875           49
   Frank G. Hubbard.....        2,665              0             60,575           15
   Jerome Miller........        2,665              0             60,575           15
   Ken Miller...........        2,565              0             60,575           15

Interested Directors
--------------------
   R. Jay Gerken/(1)/...      $     0             $0           $      0          221
--------
/(1)/ Mr. Gerken is not compensated for his service as Director because of his affiliation with the manager.
*  Mr. Barg assumed emeritus status as of December 31, 2003.

   During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund
Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received $25,000 from the Fund Complex for the calendar year ended December 31, 2003.

   As of August 16, 2004, the Directors and officers of the Company as a group owned less than 1% of the outstanding common stock of the Fund.

   To the knowledge of the Fund, as of August 16, 2004, the following shareholders or "groups" (as such term is defined in Section 13(d) of the
Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the shares of the following classes of the Fund:

          Class   Percent          Name                 Address
          -----   -------          ----                 -------
          Class A  12.97% PFPC Brokerage Services 211 South Gulph Road
                          FBO Primerica Financial King of Prussia,
                          Services                PA 19406

          Class B   8.89% PFPC Brokerage Services 211 South Gulph Road
                          FBO Primerica Financial King of Prussia,
                          Services                PA 19406

                                      23

Investment Manager--SBFM

   SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund which was most recently approved by the Board of Directors, including a majority of the Independent Directors, on July 15, 2004. SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup. Subject to the supervision and direction of the Company's Board of Directors, the manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. The manager pays the salary of any officer and employee who is employed by both it and the
Fund. The manager bears all expenses in connection with the performance of its services. The manager also: (a) assists in supervising all aspects of the
Fund's operations except those it performs under its investment advisory agreement; (b) supplies the Fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund, (ii)
applicable deferred sales charges ("Deferred Sales Charges") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

   The Fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the
Company who are not officers, directors, shareholders or employees of CGM or the manager; SEC fees and state Blue Sky notice fees; charges of custodians;
transfer and dividend disbursing agent's fees; certain insurance premiums;
outside auditing and legal expenses; costs of maintaining corporate existence;
costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholder reports and shareholder meetings; and meetings of the officers or Board of
Directors of the Company.

   SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients which had aggregate assets under management as of March 31, 2004 of approximately $115.4 billion.

   As compensation for investment management services, the Fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets. Prior to January 21, 2004, the Fund paid the manager a fee at the annual rate of 0.80% of its net assets. For the fiscal years ended April 30, 2002, 2003 and 2004, the Fund incurred $1,267,583,
$633,406 and $611,334, respectively, in management fees.

   The Investment Management Agreement for the Fund continues in effect from year to year provided such continuance is specifically approved at least annually by the Company's Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and in either event, by a majority of the Independent Directors of the Company's Board with such
Independent Directors casting votes in person at a meeting called for such purpose. The Fund or the manager may terminate the Investment Management
Agreement on 60 days' written notice without penalty. The Investment Management
Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Investment Management Agreement

   At a meeting held on July 15, 2004, the Board of Directors of the Company considered the continuation of the Company's Investment Management Agreement
with respect to the Fund for another year. The Board of Directors of the
Company, including the Independent Directors, considered the reasonableness of the investment management fee with respect to the Fund in light of the extent and quality of the investment management services provided and additional benefits received by the manager and its affiliates in connection with providing

                                      24

services to the Fund, compared the fees charged by the manager to the Fund to those charged by the manager to other funds for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by the manager with respect to the Fund. The
Board also considered the performance of the Fund relative to a selected peer group, the Fund's total expenses in comparison to funds within the peer group, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year relating to Fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager, as well as the manager's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to the manager and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the
Fund were being passed along to shareholders. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees.

   In reviewing the reasonableness of the investment management fee, the Board concluded that affiliates of the manager benefit from the manager's relationship with the Fund. The Board noted that affiliates of the manager serve as the Fund's principal underwriters, its transfer agent and one of its sub-transfer agents, and receive compensation for their services in the form of sales commissions, deferred sales charges, fees paid under Rule 12b-1 plans and transfer agency fees. The Board concluded that these services were necessary for the operation of the Fund and that the manager's affiliates provide services the nature and quality of which were at least equal to those provided by unaffiliated third parties and at fees that were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board further recognized that it had approved procedures under which the Fund is permitted to use broker-dealer affiliates of the manager as brokers in securities transactions, subject to the conditions that the affiliate will provide the Fund with price and execution at least as favorable and a commission rate comparable to those provided by unaffiliated broker-dealers in similar transactions. The Board also recognized the existence of "fall-out benefits" to affiliates of the manager, such as the affiliated underwriters' ability to use funds held in shareholders' brokerage accounts as free credit balances if such shareholders pay for Fund shares prior to settlement date and do not otherwise specify a use for the funds. The Board concluded that the benefits to the manager and its affiliates were a necessary result of the manager's being part of a diverse financial services organization providing a wide variety of services to investment companies, and noted that the Fund benefits from the manager's experience and resources. The Board further reviewed the manager's use of research services received from broker-dealers that execute transactions on behalf of the Fund and concluded that while such research services may benefit the manager, the Fund benefits from the manager's receipt of such services.

   In analyzing the expenses incurred by the manager with respect to the Fund, the Board members took note of the report they had received regarding the profitability of the mutual fund business to the manager and its affiliates.
The Board also considered the expenses of the Fund in comparison to those of funds within the peer group. The Board noted that it had concluded that the manager's methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on the benefits of economies of scale to the fund.

   With respect to the Fund, the Board discussed the Fund's underperformance in relation to an average of comparable funds and an index of comparable funds for the three-year period ended April 30, 2004, noting that it had slightly outperformed the average but underperformed the index for the one-year period ended April 30, 2004. The Board noted that it had approved changes in the
Fund's investment policies and strategies effective January 21, 2004, under which the Fund is able to pursue a value focus as well as a growth focus with less emphasis on foreign securities. The Board further noted that in connection with these changes it had reduced the Fund's management fees to the same fees charged to another fund managed by the manager with identical investment policies and strategies. Based on information provided, the Board concluded that the Fund's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Investment
Management Agreement with respect to the Fund.

                                      25

   No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Management
Agreement with respect to the Fund. The Independent Directors were advised by separate independent legal counsel throughout the process.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Company, the manager and the principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Copies of the codes of ethics of the Company, the manager and principal underwriters are on file with the SEC.

Proxy Voting Guidelines and Procedures

   Although individual Board members may not agree with particular policies or votes by the Fund's manager, the Board of Directors has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision-making process.

   Attached as Appendix A are summaries of the guidelines that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager on the other. These summaries of the guidelines give a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objective. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund's website at
http://smithbarneymutualfunds.com and (3) on the SEC's website at
http://www.sec.gov.

Counsel and Independent Registered Public Accounting Firm

   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York
10019-6099, serves as counsel to the Company. The Directors who are not
"interested persons" of the Company have selected Stroock & Stroock & Lavan
LLP, 180 Maiden Lane, New York, New York 10038-4982, to serve as their legal counsel.

   KPMG LLP, independent registered public accounting firm, 757 Third Avenue,
New York, New York 10017, has been selected as the Fund's independent registered public accounting firm to examine and report on the Fund's financial statements and highlights for the fiscal year ending April 30, 2005.

Custodian and Transfer Agent

   State Street Bank and Trust Company (the "custodian"), located at 225
Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the
Fund. Under its agreement with the Company on behalf of the Fund, the custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in

                                      26

custody and also receives securities transaction charges. The assets of the
Fund are held under bank custodianship in compliance with the 1940 Act.

   Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad
Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund. For the fiscal year ended April 30, 2004, the Fund paid transfer agent fees of $78,190.

   PFPC Inc. (the "sub-transfer agent"), whose address is P.O. Box 9699,
Providence, Rhode Island 02940-9699, serves as the Fund's sub-transfer agent to render certain shareholder record-keeping and accounting services.

   The Fund has also engaged the services of Primerica Shareholder Services, whose address is P.O. Box 9662, Providence, Rhode Island 02940-9662, as a
sub-transfer agent for PFSI Accounts.

Distributors

   CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS
Distributors, Inc. ("PFS Distributors"), located at 3120 Breckinridge
Boulevard, Duluth, Georgia 30099-0001, serve as the Fund's distributors pursuant to written agreements dated June 5, 2000 (the "Distribution
Agreements") which were most recently approved by the Fund's Board of
Directors, including a majority of the Independent Directors, on July 15, 2004.
These Distribution Agreements replaced a Distribution Agreement with CFBDS, Inc.

   CGM and PFS Distributors may be deemed to be underwriters for purposes of the 1933 Act. From time to time, CGM or PFS Distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFSI Registered
Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFSI Registered Representatives that sell shares of the Fund.

Initial Sales Charges

   The aggregate dollar amount of sales charges on Class A and Class C shares received by CGM and its affiliates were as follows:

  Class A Shares

   For the fiscal year ended April 30:
            2004......................................... $250,000*
            2003......................................... $ 24,073*
            2002......................................... $ 49,000

   * The following amounts were paid to PFS and/or PFSI: $21,263 and $11,073, respectively.

  Class C Shares (formerly designated Class L Shares)

   For the fiscal year ended April 30:
             2004......................................... $ 9,000
             2003......................................... $ 3,000
             2002......................................... $25,000

Deferred Sales Charges

  Class A Shares

   For the fiscal year ended April 30:
               2004......................................... $0
               2003......................................... $0
               2002......................................... $0

                                      27

  Class B Shares

   For the fiscal year ended April 30:
            2004......................................... $ 29,000*
            2003......................................... $ 53,600*
            2002......................................... $102,943*

  * The following amounts were paid to PFS and/or PFSI: $3,578, $2,600 and
$8,943, respectively.

  Class C Shares (formerly designated Class L Shares)

   For the fiscal year ended April 30:
             2004......................................... $     0
             2003......................................... $     0
             2002......................................... $27,000

   When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The Company's Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and
Distribution Agreements for continuance.

Distribution Arrangements

   To compensate CGM and PFS Distributors for the services they provide and for the expenses they bear under the Distribution Agreements, the Company has adopted services and distribution plans (the "Plans") pursuant to Rule l2b-1 under the 1940 Act. The only Classes of shares being offered for sale through
PFS Distributors are Class A shares and Class B shares. Under the Plans, CGM is paid a fee with respect to shares of the Fund sold through CGM and PFS
Distributors is paid a fee with respect to shares of the Fund sold through PFS
Distributors. Under the Plans, the Fund pays CGM or PFS Distributors (who pays its Registered Representatives), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and
Class C shares. In addition, the Fund pays CGM a distribution fee with respect to the Class B and Class C shares (and pays PFS Distributors with respect to
Class B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants, PFSI Registered
Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM and PFS Distributors associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.
The Class B and Class C distribution fee is calculated at the annual rate of
0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.

   The following service and distribution fees were incurred by the Fund pursuant to the Plans during the fiscal years indicated:

                                      Fiscal Year   Fiscal Year   Fiscal Year
                                     Ended 4/30/02 Ended 4/30/03 Ended 04/30/04
                                     ------------- ------------- --------------
 Class A............................  $   36,044     $ 19,507       $ 21,561
 Class B............................  $  193,358     $110,105       $122,395
 Class C............................  $1,246,943     $603,626       $570,601

   PFS Distributors and CGM each will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for

                                      28

supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plans and may be paid from amounts received by CGM from the Fund under the Plans.

   For the fiscal year ended April 30, 2004, CGM incurred distribution expenses totaling $658,906, consisting of:

 Smith Barney Financial
      Consultants        Branch                            Printing and
      Compensation      Expenses Advertising Expense     Mailing Expenses
 ---------------------- -------- ------------------- ------------------------
        $379,333        $229,433       $46,776                $4,364

   Under their terms, the Plans continue in effect from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. The Plans may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plans also must be approved by the Directors, including the Independent Directors, in the manner described above. The Plans may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the
Fund (as defined in the 1940 Act). Pursuant to the Plans, CGM and PFS
Distributors will provide the Board of Directors with periodic reports of amounts expended under the Plans and the purpose for which such expenditures were made.

Portfolio Transactions

   The manager arranges for the purchase and sale of the Fund's securities and selects brokers and dealers (including CGM) which, in its best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those that other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including CGM, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis.

   Decisions to buy and sell securities for the Fund are made by the manager, subject to the overall supervision and review of the Company's Board of
Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of the manager.

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

   In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.
The manager receives research, statistical and quotation services from several broker-dealers with

                                      29

which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The manager's fee under the
Investment Management Agreement is not reduced by reason of its receiving such brokerage and research services. The Company's Board of Directors, in its discretion, may authorize the manager to cause the Fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. For the fiscal year ended April 30,
2004, the Fund did not direct any brokerage transactions because of research services provided.

The Fund has paid the following in brokerage commissions for portfolio transactions:

                                                                                                               % of Total
                                                                                                             Dollar Amount
                                                                                     % of Total             of Transactions
                                                                                     Brokerage                 Involving
                                                          Commissions               Commissions               Commissions
                                                            Paid to                   Paid to                   Paid to
   Fiscal Year Ended               Total                      CGM                       CGM                       CGM
        April 30           Brokerage Commissions         and Affiliates            and Affiliates            and Affiliates
   -----------------       ---------------------         --------------            --------------           ---------------
          2002                    $116,702                   $    0                       0%                        0%
          2003                    $ 50,327                   $    0                       0%                        0%
          2004                    $134,048                   $1,539                    1.15%                     0.53%

   In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's Board of Directors has determined that any portfolio transaction for the Fund may be executed through CGM or an affiliate of CGM if, in the manager's judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the Fund a commission rate consistent with those charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, CGM may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the
Fund of the aggregate compensation it earned on such transactions.

   Even though investment decisions for the Fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

   The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

                                      30

   The Fund held the following securities of its regular broker-dealers as of
April 30, 2004:

             Broker-Dealer                                 Value
             -------------                               ----------
             Merrill Lynch & Co., Inc., common stock.... $2,163,777
             Lehman Brothers Holdings Inc., common stock    880,800
             Bank of America Corp., common stock........    632,249
             Morgan Stanley, common stock...............    440,155
             J.P. Morgan Chase & Co., common stock......    432,400
             The Goldman Sachs Group, Inc., common stock    415,541
             UBS AG, common stock.......................    389,400

Portfolio Turnover

   The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) may exceed 100% but is generally not expected to exceed 200%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. The manager will rebalance the allocation of the segments in the Fund's portfolio promptly to the extent that the percentage of the Fund's portfolio invested in any of the Large Cap Growth,
Large Cap Value, Multi-Cap Growth or International-ADR segment's securities diverges by at least 20% from the target allocation for that segment. As a result, when securities in a segment of the Fund's portfolio have underperformed the securities in the other segments, the manager will rebalance the portfolio to increase the Fund's assets allocated to the segments that underperformed, and decrease the assets allocated to the segment that outperformed, the other segments. The manager will also monitor the Fund's portfolio to ensure that no more than 25% of the Fund's assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund's investment policies.
For the April 30, 2003 and 2004 fiscal years, the Fund's portfolio turnover rates were 7% and 96%, respectively. The increase in the Fund's portfolio turnover rate was due to the changes in the Fund's investment policies and strategies.

                              PURCHASE OF SHARES

General

   Investors may purchase shares from a Smith Barney Financial Consultant or a
Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at a sub-transfer agent are not subject to a maintenance fee.

   Investors in Class A, Class B and Class C shares may open an account in the
Fund by making an initial investment of at least $1,000 for each account, or
$250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in
Class Y shares may open an account by making an initial investment of
$15,000,000. Subsequent investments of at least $50 may be made for all
Classes. For participants in retirement plans qualified under Section 403(b)(7)
or Section 401(k) of the Code, the minimum initial investment required for
Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Fund is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from, or proceeds from a sale of, a Unit Investment Trust ("UIT") sponsored by CGM, and
Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its

                                      31

shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the applicable sub-transfer agent. Share certificates are issued to CGM accounts only upon a shareholder's written request to the applicable sub-transfer agent.

   Purchase orders received by the Fund or a Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a
Service Agent prior to the close of regular trading on the NYSE on any day the
Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the
Fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan.  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the
Systematic Investment Plan. Under the Systematic Investment Plan, CGM or a
sub-transfer agent is authorized through preauthorized transfers of at least
$25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to a shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or a sub-transfer agent. The Systematic Investment Plan also authorizes
CGM to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.

Sales Charge Alternatives

   The following Classes of shares are available for purchase. See the
Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares.  Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                Broker/Dealer
                      Sales Charge as a % Sales Charge as a % Compensation as %
                        of Transaction    of Amount Invested  Of Offering Price
                      ------------------- ------------------- -----------------
 Amount of Investment
 Less than $25,000...        5.00%               5.26%              4.50%
 $25,000-$49,999.....        4.25                4.44               3.83
 $50,000-$99,999.....        3.75                3.90               3.38
 $100,000-$249,999...        3.25                3.36               2.93
 $250,000-$499,999...        2.75                2.83               2.48
 $500,000-$999,000...        2.00                2.04               1.80
 $1,000,000 or more..         -0-*                -0-*               -0-*
--------
*  Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred
   Sales Charge of 1.00% on redemptions made within 12 months of purchase. The
   Deferred Sales Charge on Class A shares is payable to CGM, which compensates
   Service Agents whose clients make purchases of $1,000,000 or more. The
   Deferred Sales Charge is waived in the same circumstances in which the
   Deferred Sales Charge applicable to Class B and Class C shares is waived.
   See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales
   Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class
A shares of the Fund made at one time by any "purchaser," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

                                      32

   Class B Shares.  Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See
"Deferred Sales Charge Provisions" below.

   Class C Shares.  Class C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See
"Deferred Sales Charge Provisions" below.

   Class Y Shares.  Class Y shares are sold without an initial sales charge or
Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by
Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers.  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a)
sales to (i) Board Members and employees (including retired Board Members and employees) of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds; the immediate families of such persons
(including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii)
employees of members of the NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial
Consultant's prior employer, (ii) was sold to the client by the Financial
Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of
Citigroup; (f) direct rollovers by plan participants of distributions from a
401(k) plan offered to employees of Citigroup or its subsidiaries (Note:
subsequent investments will be subject to the applicable sales charge); (g)
purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGM; (i) purchases by investors participating in
"wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM; (j) purchases of Class
A shares by Section 403(b) or Section 401(a) or (k) accounts associated with
Citistreet Retirement Programs: (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph
Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (m) purchases by executive deferred compensation plans participating in the CGM ExecChoice program; and
(n) purchases by retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the Fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation.  Class A shares of the Fund may be purchased by any
"purchaser" (as defined under "Volume Discounts") at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of

                                      33

accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares.  A Letter of Intent for an amount of
$25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a
Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith
Barney Mutual Funds offered with a sales charge acquired during the term of the
Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the
Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney
Financial Consultant or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares.  A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares
(except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees
(including a service fee of 0.25%) and expenses applicable to the Fund's Class
A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a
Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charges" are applicable to: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may
be imposed on certain redemptions of these shares.

   Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b)
reinvestment of dividends or capital gain distributions; (c) with respect to
Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class C shares and Class A shares that are Deferred Sales
Charge shares, shares redeemed more than 12 months after their purchase.

   Class C shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on
Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

                       Year Since Purchase    Deferred
                       Payment Was Made     Sales Charge
                       ----------------     ------------
                       First...............     5.00%
                       Second..............     4.00
                       Third...............     3.00
                       Fourth..............     2.00
                       Fifth...............     1.00
                       Sixth and thereafter     0.00

                                      34

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares)
owned by the shareholder.

   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other
Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For U.S. federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.
The amount of any Deferred Sales Charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange
Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

   Deferred Sales Charge waivers will be granted subject to confirmation (by
CGM in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

   Smith Barney Funds Retirement Program.  The Fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the
Smith Barney Mutual Funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares.  Class A shares may be purchased by plans investing at least
$3 million.

                                      35

   Class C Shares.  Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within
30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its
Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney
Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Volume Discounts

   The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers
Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith
Barney Financial Consultant or a Service Agent.

CGM Accounts

   Purchases of shares of the Fund must be made through a brokerage account maintained with CGM, an introducing broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C, or Class Y shares. CGM and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC are not subject to a maintenance fee.

PFSI Accounts

   The Fund offers two classes of shares to investors purchasing through PFSI:
Class A shares and Class B shares.

   Initial purchase of shares of the Fund must be made through a PFSI
Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder

                                      36

Services, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica Shareholder Services. In processing applications and investments,
Primerica Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the
Prospectus. If the transfer agent ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.

   Shares purchased will be held in the shareholder's account by Primerica
Shareholder Services. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase by Primerica
Shareholder Services.

   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least
$50 may be made for each Class. For the Fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, Directors or Trustees of any of the Smith Barney
Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or sub-transfer agent prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.

   Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI
Registered Representative must contact Primerica Shareholder Services at (800)
665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800)
544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach
Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular subsequent investment procedure described above.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica
Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order.

   The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, a fee may be assessed for each Account Transcript requested.
Additional copies of tax forms are available at the shareholder's request. A fee for each tax form may be assessed.

                                      37

   Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

Determination of Public Offering Price

   The Fund offers its shares on a continuous basis. The public offering price for Class A, Class B, Class C and Class Y shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1 million is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A Deferred Sales Charge is imposed on certain redemptions of
Class B shares, and on Class C shares and Class A shares (purchased in amounts exceeding $1 million) redeemed within one year of purchase.

                             REDEMPTION OF SHARES

   The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the
Fund's shareholders.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds.
Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Distributions in Kind

   If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00%
of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Share price"
in the Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

CGM Accounts

   Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by
CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

      Smith Barney Investment Funds Inc.
      --Smith Barney Multiple Discipline Funds--Global All Cap Growth and Value
   Fund
      Class A, B, C or Y (please specify)
      c/o PFPC Inc.
      P.O. Box 9699
      Providence, RI 02940-9699

                                      38

   A written redemption request must (a) state the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   Telephone Redemption and Exchange Program.  Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone.
To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire
Authorization Form, along with a signature guarantee, that will be provided by a sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Fund.)

   Redemptions.  Redemption requests of up to $50,000 of any class or classes of shares of the Fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m.
and 4:00 p.m. Eastern time on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges.  Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m.
and 4:00 p.m. Eastern time on any day on which the NYSE is open.

   Additional Information Regarding Telephone Redemption and Exchange
Program.  Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

                                      39

PFSI Accounts

   Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to Primerica
Shareholder Services, at P.O. Box 9662, Providence, Rhode Island 02940-9662. If
you should have any questions concerning how to redeem shares in your account after reviewing the information below, please contact Primerica Shareholder
Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or
TDD Line for the Hearing Impaired (800) 824-1721.

   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a
Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.
Redemption from a 403(b)(7) account requires completion of a special form.
Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m.
and 8:00 p.m. Eastern time to obtain the proper forms.

   A shareholder may utilize Primerica Shareholder Services Telephone
Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the
NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the
Fund's regular redemption procedure described above.

   Redemption proceeds can be sent by check to the shareholder's address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse
(ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly.

                                      40

Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.
(With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the
Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted
(not applicable to PFSI accounts). All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with a sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Smith Barney Financial Consultant or one of the Fund's sub-transfer agents. Applications for participation in the
Withdrawal Plan must be received by a sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                              EXCHANGE PRIVILEGE

   Except as noted below and in the Prospectus, shareholders of any of the
Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class
A, Class B and Class C shares are subject to minimum investment requirements
(except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The
Deferred Sales Charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a Deferred Sales Charge.
If the fund exchanged into has a higher Deferred Sales Charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

      A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for shares of the respective shares of any of the Smith Barney
   Mutual Funds.

      B. Class B shares of the Fund exchanged for Class B shares of another
   Smith Barney Mutual Fund will be subject to the higher applicable Deferred
   Sales Charge of the two funds and, for purposes of calculating Deferred
   Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      C. Class C shares of any fund may be exchanged without a sales charge.
   For purposes of Deferred Sales Charge applicability, Class C shares of the
   Fund exchanged for Class C shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

   The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each

                                      41

fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant or a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM and PFS Distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges.  The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's manager in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith
Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the
Prospectus.

   During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased formally accepts the order, which may result in the purchase being delayed.

                              VALUATION OF SHARES

   The net asset value per share of the Fund's classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

   Securities for which reliable market prices or quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales prices on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Portfolio securities listed on Nasdaq for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. In the absence of any

                                      42

sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued on the basis of valuations provided by dealers in those instruments or an independent pricing service approved by the Board of Directors. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of
Directors has determined that amortized cost is fair value. Premiums received from writing call and put options will be recorded as a liability, the value of which is marked to market daily. Any other investments of the Fund, including restricted securities, listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available) or securities whose value has been materially affected by events occurring after the close of the relevant market but prior to the close of the
NYSE, are valued at a fair value determined in good faith by the Board of
Directors, generally based upon recommendations provided by SBFM. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars when the London Stock Exchange closes.

   Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of investments held by such Fund.

                          DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized in order to avoid a federal excise tax liability.

   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same
Class at net asset value, subject to no sales charge or Deferred Sales Charge.
A shareholder may change the option at any time by notifying his Smith Barney
Financial Consultant or Service Agent. A shareholder whose account is held directly at a sub-transfer agent should notify the applicable sub-transfer agent in writing, requesting a change to this reinvestment option.

   The per share dividends on Class B and Class C shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

                                     TAXES

   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential
U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules.
Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

   The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other

                                      43

disposition of stock or securities or foreign currencies, or other income
(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the Fund will not be subject to U.S.
federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98%
of its ordinary income for that year and (ii) 98% of its net capital gains
(both long- term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and
"straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer
Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio
(i.e., treat them as if they were closed out at the end of each year) and (b)
may cause the Fund to recognize income without receiving cash with

                                      44

which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

   The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

   As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the
Fund has been a party to the swap for more than one year).

   The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1)
mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or "appreciated financial positions" or
(2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

   Foreign Investments.  Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

   Passive Foreign Investment Companies.  If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax

                                      45

on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

   If the Fund were to invest in a PFIC and elect to treat the PFIC as a
"qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from
PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U. S. Shareholders

   Dividends and Distributions.  Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December
31 of such calendar year and to have been paid by the Fund not later than such
December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

   The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a)
will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35%
tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

                                      46

   Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31,
2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the
Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund after
December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend,"
and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An
"extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20%
of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
Dividends paid by the Fund that are attributable to dividends received by the
Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the

                                      47

declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.
Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced.
Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Backup Withholding.  The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.
Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   Notices.  Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                      48

                            ADDITIONAL INFORMATION

   The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28,
1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds
Inc., and Smith Barney Investment Funds Inc., respectively. Prior to January
21, 2004, the Fund's name was Smith Barney Premier Selections Global Growth
Fund.

   The Company offers shares of eight separate series with a par value of $.001 per share. The Fund offers shares currently classified into four classes--A, B,
C and Y. Each class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b)
the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plans; (d)
the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class;
and (g) the conversion feature of the Class B shares. The Company's Board of
Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question or removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a
Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed by votes cast in person or by proxy. Except as set forth above, the
Directors shall continue to hold office and may appoint successor Directors.

   As used in the Prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a)
more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than
50% of the outstanding shares of the Company (or the affected series or Class)
are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of the Investment
Management Agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a "vote of a majority of the outstanding voting securities" of the Fund; however, the ratification of independent auditors, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

   Annual and Semi-Annual Reports.  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or
Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the transfer agent.

                                      49

                             FINANCIAL STATEMENTS

   The Fund's annual report for the fiscal year ended April 30, 2004 was filed on July 1, 2004, Accession Number 0001193125-04-112703, and is incorporated in its entirety by reference.

                               OTHER INFORMATION

   In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual
Funds average 21 years in the industry and 15 years with the firm.

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer three "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds
   The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series Funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Research Series--driven by exhaustive fundamental securities analysis
   Built on a foundation of substantial buy-side research, the Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray
   The Style Pure Series funds are the building blocks of asset allocation.
   Other than maintaining minimal cash or under extraordinary conditions, Style
   Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                      50

                                  APPENDIX A

Summary of Manager Proxy Voting Policies and Procedures

   The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the
Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the
Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the
Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees
(including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

                                      A-1

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting
Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                      A-2

                                August 28, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

    SMITH BARNEY MULTIPLE DISCIPLINE FUNDS--LARGE CAP GROWTH AND VALUE FUND
                               125 Broad Street
                           New York, New York 10004
                                1-800-451-2010

   This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the current combined Prospectus of the
Smith Barney Multiple Discipline Funds--Large Cap Growth and Value Fund (the
"Fund"), the Smith Barney Multiple Discipline Funds--All Cap Growth and Value
Fund and the Smith Barney Multiple Discipline Funds--Global All Cap Growth and
Value Fund dated August 28, 2004, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. It is intended to provide more detailed information about the Fund as well as matters already discussed in the Prospectus. Additional information about the Fund's investments is available in the Fund's annual reports to shareholders which are incorporated herein by reference. The Prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a
PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service
Agent"), or by writing or calling Citigroup Global Markets Inc. ("CGM") at the address or telephone number above. The Fund is a separate investment series of
Smith Barney Investment Funds Inc. (the "Company").

                                                                           Page
                                                                           ----

                                      1

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The Prospectus discusses the Fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC
("SBFM" or the "manager") serves as investment manager to the Fund.

   Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in companies with large market capitalizations--those with total market capitalizations of $5 billion or more at the time of investment. This 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders.

   The Fund normally invests approximately 50% of its total assets invested in equity securities of large capitalization companies in each Fund segment, Large
Cap Value and Large Cap Growth. The Fund does have the flexibility, however, to invest the balance in companies with smaller market capitalizations.

   Under normal market conditions, the majority of the Fund's portfolio will consist of common stocks, but the Fund may maintain a portion of its assets in money market instruments and/or cash to provide for payment of the Fund's expenses and to meet redemption requests. The Fund reserves the right, as a defensive measure, to hold any type of money market securities, short-term debt securities and cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant.

                               EQUITY SECURITIES

   Common Stocks.  The Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Preferred Stocks, Convertible Securities and Warrants.  The Fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stocks entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Warrants entitle the Fund to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

   REITs.  The Fund may invest in shares of real estate investment trusts
("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").

   When-Issued Securities and Delayed Delivery Transactions.  The Fund may
purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The payment obligation and

                                      2

the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

   When the Fund agrees to purchase when-issued, delayed delivery or forward commitment securities, the Fund will set aside cash or liquid securities having a value equal to or greater than the amount of the commitment in a segregated account on the Fund's books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   Foreign Securities.  The Fund may invest in American Depository Receipts
("ADRs") and ordinary shares of non-U.S. companies that trade in the U.S.
markets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. In general, there is a large, liquid market in the United
States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

   Investments in foreign securities incur higher costs than investments in
U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the
Fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

   Money Market Instruments.  The Fund may invest for temporary defensive purposes, to pay expenses and/or to meet redemption requests in any type of money market instruments and short-term debt securities or cash. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities");
certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper;
and repurchase agreements with respect to the foregoing types of instruments.
Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.
Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance
Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the
Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the
Fund, depending upon the principal amount of CDs of each bank held by the Fund)
and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

                                      3

   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal
Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.
The deposits of State Branches may not necessarily be insured by the FDIC.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

   Savings and loans associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings
Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

   Commercial paper consists of short-term (usually from 1 to 270 days)
unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

   U.S. Government Securities.  The Fund may invest in U.S. government securities. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import
Bank of the United States, Small Business Administration, Government National
Mortgage Association ("GNMA"), General Services Administration, Central Bank
for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks,
Federal National Mortgage Association ("FNMA"), Maritime Administration,
Tennessee Valley Authority, District of Columbia Armory Board, Student Loan
Marketing Association, and Resolution Trust Corporation. Certain U.S.
government securities, such as those issued or guaranteed by GNMA, FNMA and
Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the manager determines

                                      4

that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

   Repurchase Agreements.  The Fund will enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The manager, acting under the supervision of the Board of Directors, reviews on an ongoing basis to evaluate potential risks the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements.

   For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a fund than would be available to a fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in a
Securities and Exchange Commission ("SEC") exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

   Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements, which involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

   Lending of Portfolio Securities.  Consistent with applicable regulatory requirements, the Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The Fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least
102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return to the borrower and/or a third party, which is unaffiliated with the
Fund and is acting as a "finder," a part of the interest earned from the investment of collateral received for securities loaned.

                                      5

   By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the
Fund must receive at least 102% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii)
the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower;
provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consists of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk.

   Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as
"qualified dividend income" for purposes of determining what portion of the
Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see
"Taxes").

   Illiquid and Restricted Securities.  The Fund may invest up to 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. Restricted securities are those that may not be sold publicly without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). For that reason, the Fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities.

   Index-Related Securities.  The Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index ("Equity Equivalents"). Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard &
Poor's Depository Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust
(interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on Nasdaq). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Fund's assets across a broad range of equity securities.

   To the extent the Fund invests in securities of other investment companies,
Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation.

                                      6

These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if the Fund invests in Equity Equivalents shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Fund's investments in such investment companies are subject to limitations under the Investment Company
Act of 1940 (the "1940 Act") and market availability.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalents is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity
Equivalent could adversely affect the liquidity and value of Fund shares.

   Short Sales.  The Fund may sell securities short "against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open, the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                             DERIVATIVE CONTRACTS

   The Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates, as a substitute for buying or selling securities or as a cash flow management technique. There can be no assurance that such efforts will succeed.

   Writing Covered Call Options.  The Fund may write (sell) covered call options. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The manager and the Company believe that writing of covered call options is less risky than writing uncovered or "naked"
options, which the Fund will not do.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline.
Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Fund has written expires, the
Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund's custodian.

                                      7

   The premium the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities.
This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

   Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

   The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   Purchasing Put Options.  The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

   The Fund may purchase a put option on an underlying security or currency (a
"protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the
Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security is eventually sold.

                                      8

   The Fund may also purchase put options at a time when Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the
Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

   Purchasing Call Options.  The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio.
Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return.

   Stock Index Options.  The Fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment such as the Amex Oil Index or the Amex
Computer Technology Index.

   Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

                                      9

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Whether the
Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the manager's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

   The Fund will engage in stock index options transactions only when determined by the manager to be consistent with the Fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

   Stock Index, Interest Rate and Currency Futures Contracts.  The Fund may
enter into stock index, interest rate or currency futures contracts as a hedge against changes in prevailing levels of market values, interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the
Fund. The Fund's hedging may include holding futures as an offset against anticipated changes in market values, interest or currency exchange rates. The
Fund may enter into futures contracts based on financial indices including any index of debt securities or stock indexes.

   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made.
Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

   Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market value, interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts.

   Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

   As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of

                                      10

another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

   Persons who trade in futures contracts may be broadly classified as
"hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing market value, interest rates or currency exchange rates.

   The Fund may enter into futures transactions for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The Fund may also enter into futures transactions as a cash flow management technique or as a substitute for buying or selling securities.

   "Margin" with respect to futures contracts is the amount that must be deposited by the Fund with a broker in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit made when the futures contract is entered into ("initial margin") is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the futures contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

   Options on Futures Contracts.  Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than
(in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to purchasing call and put options on futures, the Fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options"). Such
options would be used in a manner identical to the use of options on futures contracts.

                                      11

   To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date.
The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

   Neither the Company nor the Fund will be a commodity pool. In addition, the manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a commodity pool operator under the rules of the Commodity Futures Trading Commission. The
SEC staff takes the position that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the
Fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

   Forward Currency Contracts, Options on Currency and Currency Swaps.  A
forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S.
dollars but anticipates, and seeks to be protected against, a decline in the
U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

   The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the use of cross-hedges by the Fund, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the
U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the cross-hedges of the Fund and the movements in the exchange rates of the foreign currencies in which the assets of the Fund that are the subject of such cross-hedges are denominated.

   Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Fund, however, may enter into forward contracts with deposit requirements or commissions.

   A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.
If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

   The ability of the Fund to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at

                                      12

any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

   A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   The Fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.

   Interest Rate Swaps, Caps and Floors.  Among the hedging transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or segment of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The
Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

   The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the manager and the Fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the obligations of the Fund over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the

                                      13

agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

   New options and futures contracts and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

                                      14

                                 RISK FACTORS

   General.  Investors should realize that risk of loss is inherent in the ownership of any securities and that the net asset value of the Fund will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

   Portfolio Turnover.  The investment policies of the Fund may result in its experiencing a greater portfolio turnover rate than investment companies that seek to produce income or to maintain a balanced investment position. Although the portfolio turnover rate cannot be predicted and will vary from year to year, it is possible that the Fund's annual portfolio turnover rate may exceed
100%, but is generally not expected to exceed 200%. A 100% portfolio turnover rate would occur, for instance, if all securities in the Fund were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income.

   Foreign Securities.  Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. There may be less publicly available information about a foreign company than about a
U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

   Currency Risks.  The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which investments of the Fund are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy.

   Derivative Instruments.  In accordance with its investment policies, the
Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. An investment in the Fund also involves a risk that the portfolio managers' expectations will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the portfolio managers' expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate and currency swaps. The following are the principal risks associated with derivative instruments.

   Market risk:  The instrument will decline in value or an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

   Leverage and associated price volatility:  Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a

                                      15

conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

   Credit risk:  The issuer of the instrument may default on its obligation to pay interest and principal.

   Liquidity and valuation risk:  Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Fund are not readily marketable and are subject to the Fund's restrictions on illiquid investments.

   Correlation risk:  There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for the Fund is reviewed and analyzed by the portfolio managers to assess the risk and reward of each such instrument in relation to the Fund's investment strategies. The decision to invest in derivative instruments or conventional securities is made by measuring the instrument's ability to provide value to the Fund.

   Special Risks of Using Futures Contracts.  The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in stock market prices or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as:
variations in speculative market demand for futures and for equity securities, debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to market values, interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. Where the Fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other assets of the Fund.

   Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund segregates and commits to back the futures contract with an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                                      16

                         MASTER/FEEDER FUND STRUCTURE

   The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a
"feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                            INVESTMENT RESTRICTIONS

   The investment restrictions below and the Fund's investment objective have been adopted by the Company as fundamental policies of the Fund. Under the 1940
Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

   Under the investment restrictions adopted by the Company with respect to the
Fund, the Fund will not:

      1. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      2. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets
   (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

      3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

                                      17

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

      7. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

   If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

   The business and affairs of the Fund are managed under the direction of the
Company's Board of Directors. Information pertaining to the Directors and
Executive Officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below.
The Executive Officers of the Fund are employees of organizations that provide services to the Fund.

                                                                                                      Number
                                                                           Principal           of Portfolios in the
                                                  Term of Office*        Occupation(s)             Fund Complex
                                 Position(s) Held  and Length of          During Past                Overseen
Name, Address and Age               with Fund       Time Served           Five Years               by Director
---------------------            ---------------- --------------- ---------------------------- --------------------
Non-Interested Directors:
Paul R. Ades                         Director          Since      Law Firm of Paul R. Ades,             15
 Paul R. Ades, PLLC                                     1994      PLLC (since April 2000);
 181 West Main Street, Suite C                                    Partner in Law Firm of
 Babylon, NY 11702                                                Murov & Ades, Esqs. (from
 Age 63                                                           November 1970 to
                                                                  March 2000)

Dwight B. Crane                      Director          Since      Professor, Harvard                    49
 Harvard Business School                                1981      Business School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 66

Frank G. Hubbard                     Director          Since      President of Avatar                   15
 87 Whittredge Road                                     1993      International Inc. (business
 Summit, NJ 07901                                                 development) (since 1998)
 Age 66

Jerome H. Miller                     Director          Since      Retired                               15
 c/o R. Jay Gerken                                      1998
 Citigroup Asset Management
 ("CAM")
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 65

Ken Miller                           Director          Since      President of Young Stuff              15
 Young Stuff Apparel Group Inc.                         1994      Apparel Group, Inc. (since
 930 Fifth Avenue                                                 1963)
 New York, NY 10021
 Age 62

                                      Other
                                  Directorships
Name, Address and Age            Held by Director
---------------------            ----------------
Non-Interested Directors:
Paul R. Ades                           None
 Paul R. Ades, PLLC
 181 West Main Street, Suite C
 Babylon, NY 11702
 Age 63

Dwight B. Crane                        None
 Harvard Business School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 66

Frank G. Hubbard                       None
 87 Whittredge Road
 Summit, NJ 07901
 Age 66

Jerome H. Miller                       None
 c/o R. Jay Gerken
 Citigroup Asset Management
 ("CAM")
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 65

Ken Miller                             None
 Young Stuff Apparel Group Inc.
 930 Fifth Avenue
 New York, NY 10021
 Age 62
--------
*  Directors and officers serve until their successors have been duly elected and qualified.
** Mr. Gerken is an "interested person" as defined in the 1940 Act because he is an officer of SBFM and certain of its affiliates.

                                      18

                                                                                                     Number
                                                                          Principal           of Portfolios in the
                                                Term of Office*         Occupation(s)             Fund Complex
                               Position(s) Held  and Length of           During Past                Overseen
Name, Address and Age             with Fund       Time Served            Five Years               by Director
---------------------          ---------------- --------------- ----------------------------- --------------------
Interested Director:
R. Jay Gerken**                Chairman,             Since      Managing Director of CGM;             221
 CAM                           President and          2002      Chairman, President and
 399 Park Avenue               Chief Executive                  Chief Executive Officer of
 4th Floor                     Officer                          SBFM, Travelers Investment
 New York, NY 10022                                             Adviser, Inc. ("TIA") and
 Age 52                                                         Citi Fund Management Inc.
                                                                ("CFM"); President and
                                                                Chief Executive Officer of
                                                                certain mutual funds
                                                                associated with Citigroup;
                                                                Formerly Portfolio Manager
                                                                of Smith Barney Allocation
                                                                Series Inc. (from 1996 to
                                                                2001) and Smith Barney
                                                                Growth and Income Fund
                                                                (from 1996 to 2000)

Executive Officers:
Andrew B. Shoup                Senior Vice           Since      Director of CAM; Senior               N/A
 CAM                           President and         2003       Vice President and Chief
 125 Broad Street, 11th Floor  Chief                            Administrative Officer of
 New York, NY 10004            Administrative                   mutual funds associated with
 Age 47                        Officer (since                   Citigroup; Treasurer of
                               2003), Chief                     certain mutual funds
                               Financial                        associated with Citigroup;
                               Officer and                      Head of International Funds
                               Treasurer (since                 Administration of CAM
                               2004)                            (from 2001 to 2003); Director
                                                                of Global Funds
                                                                Administration of CAM
                                                                (from 2000 to 2001); Head of
                                                                U.S. Citibank Funds
                                                                Administration of CAM
                                                                (from 1998 to 2000)

Alan J. Blake                  Vice President        Since      Managing Director of CGM;             N/A
 CAM                           and                    1999      Investment Officer of SBFM;
 399 Park Avenue               Investment                       officer of certain mutual
 4th Floor                     Officer                          funds associated with
 New York, NY 10022                                             Citigroup
 Age 53

Robert Feitler, Jr.            Vice President        Since      Director of CGM;                      N/A
 CAM                           and Investment         2004      Investment Officer of
 399 Park Avenue, 4th Floor    Officer                          SBFM; officer of certain
 New York, NY 10022                                             mutual funds associated with
 Age 45                                                         Citigroup

Richard Freeman                Vice President        Since      Managing Director of CGM;             N/A
 CAM                           and Investment         2000      Investment Officer of SBFM;
 399 Park Avenue, 4th Floor    Officer                          officer of certain mutual
 New York, NY 10022                                             funds associated with
 Age 50                                                         Citigroup

                                    Other
                                Directorships
Name, Address and Age          Held by Director
---------------------          ----------------
Interested Director:
R. Jay Gerken**                      None
 CAM
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 52

Executive Officers:
Andrew B. Shoup                       N/A
 CAM
 125 Broad Street, 11th Floor
 New York, NY 10004
 Age 47

Alan J. Blake                        N/A
 CAM
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 53

Robert Feitler, Jr.                  N/A
 CAM
 399 Park Avenue, 4th Floor
 New York, NY 10022
 Age 45

Richard Freeman                      N/A
 CAM
 399 Park Avenue, 4th Floor
 New York, NY 10022
 Age 50

                                      19

                                                                                                   Number
                                                                        Principal           of Portfolios in the
                                              Term of Office*         Occupation(s)             Fund Complex          Other
                             Position(s) Held  and Length of           During Past                Overseen        Directorships
Name, Address and Age           with Fund       Time Served            Five Years               by Director      Held by Director
---------------------        ---------------- --------------- ----------------------------- -------------------- ----------------
Executive Officers:
John Goode                   Vice President        Since      Managing Director of CGM;             N/A                N/A
 CAM                         and Investment         2004      Investment Officer of SBFM;
 One Sansome Street, 36th    Officer                          officer of certain mutual
 Floor                                                        funds associated with
 San Francisco, CA 94104                                      Citigroup
 Age 58

Peter J. Hable               Vice President        Since      Managing Director of CGM;             N/A                N/A
 CAM                         and Investment         2004      Investment Officer of SBFM;
 One Sansome Street, 36th    Officer                          officer of certain mutual
 Floor                                                        funds associated with
 San Francisco, CA 94104                                      Citigroup
  Age 44

Mark J. McAllister           Vice President        Since      Managing Director of CGM;             N/A                N/A
 CAM                         and Investment         2004      Investment Officer of SBFM;
 399 Park Avenue, 4th Floor  Officer                          former Executive Vice
 New York, NY 10022                                           President, JLW Capital
 Age 41                                                       Management Inc
                                                              (1998-1999); officer of
                                                              certain mutual funds
                                                              associated with Citigroup

Kirstin Mobyed               Vice President        Since      Director of CGM; Investment           N/A                N/A
 CAM                         and Investment         2004      Officer of SBFM; officer of
 399 Park Avenue, 4th Floor  Officer                          certain mutual funds
 New York, NY 10022                                           associated with Citigroup
 Age 34

Roger Paradiso               Vice President        Since      Managing Director of CGM;             N/A                N/A
 CAM                         and Investment         2004      Investment Officer of SBFM;
 399 Park Avenue, 4th Floor  Officer                          officer of certain mutual
 New York, NY 10022                                           funds associated with
 Age 37                                                       Citigroup

Jeffrey Russell, CFA         Vice President        Since      Managing Director of CGM;             N/A                N/A
 CAM                         and Investment         2000      Investment Officer of SBFM;
 399 Park Avenue, 4th Floor  Officer                          officer of certain mutual
 New York, NY 10022                                           funds associated with
 Age 46                                                       Citigroup

Andrew Beagley               Chief                 Since      Director, CGM (since 2000);           N/A                N/A
 CGM                         Anti-Money             2002      Director of Compliance,
 399 Park Avenue             Laundering                       North America, CAM (since
 4th Floor                   Compliance                       2000); Chief Anti-Money
 New York, NY 10022          Officer (since                   Laundering Compliance
 Age 40                      2002) and Chief                  Officer and Vice President of
                             Compliance                       certain mutual funds
                             Officer (since                   associated with Citigroup;
                             2004)                            Director of Compliance,
                                                              Europe, the Middle East and
                                                              Africa, CAM (from 1999 to
                                                              2000); Compliance Officer,
                                                              Salomon Brothers Asset
                                                              Management Limited, Smith
                                                              Barney Global Capital
                                                              Management Inc., Salomon
                                                              Brothers Asset Management
                                                              Asia Pacific Limited (from
                                                              1997 to 1999)

                                      20

                                                                                                   Number
                                                                        Principal           of Portfolios in the
                                               Term of Office*        Occupation(s)             Fund Complex          Other
                              Position(s) Held  and Length of          During Past                Overseen        Directorships
Name, Address and Age            with Fund       Time Served           Five Years               by Director      Held by Director
---------------------         ---------------- --------------- ---------------------------- -------------------- ----------------
Executive Officers:
Robert I. Frenkel               Chief Legal         Since      Managing Director and                N/A                N/A
 CAM                            Officer and          2003      General Counsel, Global
 300 First Stamford Place       Secretary                      Mutual Funds for Citigroup
 4th Floor                                                     Asset Management (since
 Stamford, CT 06902                                            1994)
 Age 48

Kaprel Ozsolak                  Controller          Since      Vice President of CGM;               N/A                N/A
 CGM                                                 2002      Controller of certain mutual
 125 Broad Street, 9th Floor                                   funds associated with
 New York, NY 10004                                            Citigroup
 Age 37

   For the calendar year ended December 31, 2003, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:

                                                   Aggregate Dollar Range
                                     Dollar Range  of Equity Securities In
                                       of Equity    Registered Investment
                                     Securities in  Companies Overseen by
      Non-Interested Directors         the Fund           Director
      ------------------------       ------------- -----------------------
      Paul R. Ades..................     None            Over $100,000
      Herbert Barg*.................     None                     None
      Dwight B. Crane...............     None            Over $100,000
      Frank G. Hubbard..............     None          $10,001-$50,000
      Jerome H. Miller..............     None               $1-$10,000
      Ken Miller....................     None          $10,001-$50,000

      Interested Director
      -------------------
      R. Jay Gerken.................     None            Over $100,000
--------
* Mr. Barg assumed emeritus status as of December 31, 2003.

   As of December 31, 2003, none of the above Directors who are not interested persons of the Fund ("Independent Directors"), or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriters of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriters of the Fund.

   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the
Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, K.
Miller and J. Miller.

   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund's audits, the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the
Company's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors and all permissible non-audit services provided by the Company's independent auditors to SBFM and any affiliated service providers if the engagement relates directly to the
Fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

                                      21

   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee
will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.

   No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the
Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $30,600 per annum plus $3,500 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2003 such expenses totaled $6,096. The
Directors of the Company were paid the following compensation for the respective periods:

                                                                 Total
                                                             Compensation
                             Aggregate     Total Pension or    From Fund      Number of
                           Compensation       Retirement     Complex Paid     Portfolios
                           From the Fund   Benefits Paid as to Directors in    in Fund
                         Fiscal Year Ended   Part of Fund    Calendar Year  Complex Served
Non-Interested Directors     04/30/04          Expenses     Ended 12/31/03   by Director
------------------------ ----------------- ---------------- --------------- --------------
  Paul R. Ades..........       $3,780             $0           $ 60,575           15
  Herbert Barg*.........        2,870              0            127,963           42
  Dwight B. Crane.......        3,802              0            168,875           49
  Frank G. Hubbard......        3,780              0             60,575           15
  Jerome Miller.........        3,780              0             60,575           15
  Ken Miller............        3,780              0             60,575           15

  Interested Directors
  --------------------
  R. Jay Gerken/(1)/....      $     0             $0           $      0          221
--------
  /(1)/ Mr. Gerken is not compensated for his service as Director because of his affiliation with the manager.
 * Mr. Barg assumed emeritus status as of December 31, 2003.

   During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund
Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received $25,000 from the Fund Complex for the calendar year ended December 31, 2003.

   As of August 16, 2004, the Directors and officers of the Company as a group owned less than 1% of the outstanding common stock of the Fund.

   To the knowledge of the Fund, as of August 16, 2004, no person owned 5% or more of a class of shares of the Fund.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager--SBFM

   SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund which was most recently approved by the Board of Directors, including a majority of Directors who are not "interested persons" of the Fund or the manager, on July 15, 2004. SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup. Subject to the supervision and direction of the Company's Board of Directors, the manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund,

                                      22

places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the
Fund. The Manager pays the salary of any officer and employee who is employed by both it and the Fund. The Manager bears all expenses in connection with the performance of its services. The manager also: (a) assists in supervising all aspects of the Fund's operations except those it performs under the Investment
Management Agreement; b) supplies the Fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund,
(ii) applicable deferred sales charges ("Deferred Sales Charges") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

   The Fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the
Company who are not officers, directors, shareholders or employees of CGM or the manager; SEC fees and state Blue Sky notice fees; charges of custodians;
transfer and dividend disbursing agent's fees; certain insurance premiums;
outside auditing and legal expenses; costs of maintaining corporate existence;
costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholder reports and shareholder meetings; and meetings of the officers or Board of
Directors of the Company.

   SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2004 of approximately $115.4 billion.

   As compensation for investment management services, the Fund pays the
Manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended April 30, 2002,
2003 and 2004, the Fund incurred $3,902,037, $2,112,600 and $1,837,233 in management fees, respectively.

   The Investment Management Agreement for the Fund continues in effect from year to year provided such continuance is specifically approved at least annually (a) by the Company's Board or (b) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and in either event, by a majority of the Independent Directors of the Company's Board with such Independent Directors casting votes in person at a meeting called for such purpose. The Fund or the Manager may terminate the Investment Management
Agreement on 60 days' written notice without penalty. The Investment Management
Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Investment Management Agreement

   At a meeting held on July 15, 2004, the Board of Directors of the Company considered the continuation of the Company's Investment Management Agreement
with respect to the Fund for another year. The Board of Directors of the
Company, including the Independent Directors, considered the reasonableness of the investment management fee with respect to the Fund in light of the extent and quality of the investment management services provided and additional benefits received by the manager and its affiliates in connection with providing services to the Fund, compared the fees charged by the manager to the
Fund to those charged by the manager to other funds for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by the manager with respect to the Fund. The
Board also considered the performance of the Fund relative to a selected peer group, the Fund's total expenses in comparison to funds within the peer group, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year relating to Fund performance and services rendered by the manager, and benefits accruing to the manager

                                      23

and its affiliates from administrative and brokerage relationships with affiliates of the manager, as well as the manager's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to the manager and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the
Fund were being passed along to shareholders. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees.

   In reviewing the reasonableness of the investment management fee, the Board concluded that affiliates of the manager benefit from the manager's relationship with the Fund. The Board noted that affiliates of the manager serve as the Fund's principal underwriters, its transfer agent and one of its sub-transfer agents, and receive compensation for their services in the form of sales commissions, deferred sales charges, fees paid under Rule 12b-1 plans and transfer agency fees. The Board concluded that these services were necessary for the operation of the Fund and that the manager's affiliates provide services the nature and quality of which were at least equal to those provided by unaffiliated third parties and at fees that were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board further recognized that it had approved procedures under which the Fund is permitted to use broker-dealer affiliates of the manager as brokers in securities transactions, subject to the conditions that the affiliate will provide the Fund with price and execution at least as favorable and a commission rate comparable to those provided by unaffiliated broker-dealers in similar transactions. The Board also recognized the existence of "fall-out benefits" to affiliates of the manager, such as the affiliated underwriters' ability to use funds held in shareholders' brokerage accounts as free credit balances if such shareholders pay for Fund shares prior to settlement date and do not otherwise specify a use for the funds. The Board concluded that the benefits to the manager and its affiliates were a necessary result of the manager's being part of a diverse financial services organization providing a wide variety of services to investment companies, and noted that the Fund benefits from the manager's experience and resources. The Board further reviewed the manager's use of research services received from broker-dealers that execute transactions on behalf of the Fund and concluded that while such research services may benefit the manager, the Fund benefits from the manager's receipt of such services.

   In analyzing the expenses incurred by the manager with respect to the Fund, the Board members took note of the report they had received regarding the profitability of the mutual fund business to the manager and its affiliates.
The Board also considered the expenses of the Fund in comparison to those of funds within the peer group. The Board noted that it had concluded that the manager's methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on the benefits of economies of scale to the Fund.

   With respect to the Fund, the Board discussed the Fund's underperformance in relation to an average of comparable funds and an index of comparable funds for the three-year period ended April 30, 2004, noting that it had substantially outperformed the index and the average for the one-year period ended April 30,
2004. The Board noted that it had approved changes to the Fund's investment policies and strategies effective January 21, 2004 under which the Fund invests in both growth and value stocks. Based on information provided, the Board concluded that the Fund's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Investment
Management Agreement with respect to the Fund.

   No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Management
Agreement with respect to the Fund. The Independent Directors were advised by separate independent legal counsel throughout the process.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Company, the manager and the principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients

                                      24

first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Copies of the codes of ethics of the Company, the manager and the principal underwriters are on file with the SEC.

Proxy Voting Guidelines and Procedures

   Although individual Board members may not agree with particular policies or votes by the Fund's manager, the Board of Directors has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision-making process.

   Attached as Appendix A are summaries of the guidelines that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager on the other. These summaries of the guidelines give a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objective. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund's website at
http://www.smithbarneymutualfunds.com and (3) on the SEC's website at
http://www.sec.gov.

Counsel and Independent Registered Public Accounting Firm

   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York
10019-6099, serves as counsel to the Company. The Directors who are not
"interested persons" of the Company have selected Stroock & Stroock & Lavan
LLP, 180 Maiden Lane, New York, New York 10038-4982, to serve as their legal counsel.

   KPMG LLP, independent registered public accounting firm, 757 Third Avenue,
New York, New York 10017, has been selected as the Fund's independent registered public accounting firm to examine and report on the Fund's financial statements and highlights for the fiscal year ending April 30, 2005.

Custodian and Transfer Agent

   State Street Bank and Trust Company (the "custodian"), located at 225
Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the
Fund. Under its agreement with the Company on behalf of the Fund, the custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

   Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad
Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund. For the fiscal year ended April 30, 2004, the Fund paid transfer agent fees of $246,808.

   PFPC Inc. (the "sub-transfer agent"), whose address is P.O. 9699,
Providence, Rhode Island 02940-9699, serves as a sub-transfer agent to the Fund to render certain shareholder record-keeping and accounting services.

                                      25

   The Fund has engaged the services of Primerica Shareholder Services, whose address is P.O. Box 9662, Providence, Rhode Island 02940-9662, as the
sub-transfer agent for PFSI Accounts.

Distributors

   CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS
Distributors, Inc. ("PFS Distributors"), located at 3120 Breckinridge
Boulevard, Duluth, Georgia 30099-0001, serve as the Fund's distributors pursuant to separate written agreements dated June 5, 2000 (the "Distribution
Agreements"), which were most recently approved by the Fund's Board of
Directors, including a majority of the Independent Directors, on July 15, 2004.
These Distribution Agreements replace a Distribution Agreement with CFBDS, Inc.

   CGM and PFS Distributors may be deemed to be underwriters for purposes of the 1933 Act. From time to time, CGM, PFS Distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFSI Registered
Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFSI Registered Representatives that sell shares of the Fund.

Initial Sales Charges

   The aggregate dollar amount of commissions on Class A and Class C shares received by CGM and its affiliates were as follows:

  Class A Shares

   For the fiscal year ended April 30:
             2004......................................... $65,000*
             2003......................................... $29,385*
             2002......................................... $89,954*

   * The following amounts were paid to PFS and/or PFSI: $6,320, $4,385 and
     $14,954, respectively.

  Class C Shares (formerly designated Class L Shares)

   For the fiscal year ended April 30:
             2004......................................... $ 9,000
             2003......................................... $12,000
             2002......................................... $51,000

Deferred Sales Charges

  Class A Shares

   For the fiscal year ended April 30:
               2004......................................... $0
               2003......................................... $0
               2002......................................... $0

  Class B Shares

   For the fiscal year ended April 30:
            2004......................................... $192,000*
            2003......................................... $460,861*
            2002......................................... $787,948*

   * The following amounts were paid to PFS and/or PFSI: $2,099, $1,861 and
     $948, respectively.

                                      26

  Class C Shares (formerly designated Class L Shares)

   For the fiscal year ended April 30:
             2004......................................... $     0
             2003......................................... $ 1,000
             2002......................................... $10,000

   When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The Company's Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and
Distribution Agreements for continuance.

Distribution Arrangements

   To compensate CGM and PFS Distributors for the services they provide and for the expenses they bear under the Distribution Agreements, the Company has adopted services and distribution plans (the "Plans") pursuant to Rule l2b-1 under the 1940 Act. The only Classes of shares being offered for sale through
PFS Distributors are Class A shares and Class B shares. Under the Plan, CGM is paid a fee with respect to shares of the Fund sold through CGM, and PFS
Distributors is paid a fee with respect to shares of the Fund sold through PFS
Distributors. Under the Plans, the Fund pays CGM or PFS Distributors (who pays its Registered Representatives), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and
Class C shares. In addition, the Fund pays CGM a distribution fee with respect to the Class B and Class C shares (and pays PFS Distributors with respect to
Class B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of Smith Barney Financial Consultants, PFSI Registered
Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM and PFS Distributors associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.
The Class B and Class C distribution fee is calculated at the annual rate of
0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.

   The following service and distribution fees were incurred by the Fund pursuant to the Plans during the years indicated:

                               Fiscal Year   Fiscal Year   Fiscal Year
                              Ended 4/30/02 Ended 4/30/03 Ended 4/30/04
                              ------------- ------------- -------------
         Class A.............  $  283,321    $  156,132    $  142,157
         Class B.............  $2,344,452    $1,285,247    $1,101,599
         Class C.............  $1,723,947    $  907,027    $  779,418

   PFS Distributors and CGM each will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plans and may be paid from amounts received by CGM from the Fund under the Plans.

                                      27

   For the fiscal year ended April 30, 2004, CGM incurred distribution expenses totaling $1,563,883, consisting of:

         Smith Barney
          Financial                                    Printing and
         Consultants      Branch      Advertising         Mailing
         Compensation    Expenses       Expense          Expenses
        --------------  -----------  --------------  -----------------
          $1,019,390     $524,201       $15,424           $4,848

   Under their terms, the Plans continue in effect from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. The Plans may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plans also must be approved by the Directors, including all of the Independent Directors, in the manner described above. The Plans may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Pursuant to the Plans, CGM and PFS Distributors will provide the Board of Directors with periodic reports of amounts expended under the Plans and the purposes for which such expenditures were made.

                            PORTFOLIO TRANSACTIONS

   The manager arranges for the purchase and sale of the Fund's securities and selects brokers and dealers (including CGM) which, in its best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those that other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/ or research services. In selecting a broker, including CGM, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis.

   Decisions to buy and sell securities for the Fund are made by the manager, subject to the overall supervision and review of the Company's Board of
Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of the manager.

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

   In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.
The manager receives research, statistical and quotation services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager exercises investment discretion.
Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The

                                      28

manager's fee under the Investment Management Agreement is not reduced by reason of its receiving such brokerage and research services. The Company's
Board of Directors, in its discretion, may authorize the manager to cause the
Fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. For the fiscal year ended April 30, 2004, the Fund did not direct any brokerage transactions to brokers because of research services provided.

   The Fund has paid the following in brokerage commissions for portfolio transactions:

                                                                 % of Total
                                                                Dollar Amount
                                                  % of Total   of Transactions
                                                  Brokerage       Involving
                        Total     Commissions    Commissions     Commissions
  Fiscal Year Ending  Brokerage   Paid to CGM    Paid to CGM     Paid to CGM
      April 30:      Commissions and Affiliates and Affiliates and Affiliates
  ------------------ ----------- -------------- -------------- ---------------
         2002         $613,506      $28,930          5.00%          5.00%
         2003         $915,186*     $15,740          1.72%          2.45%
         2004         $352,885**    $17,423          4.94%          1.88%

*  The increase in total brokerage commissions is due to an increase in the number of trades done in the Fund's portfolio.
** The decrease in total brokerage commissions is due to a change in the methodology for executing the Fund's portfolio transactions.

   In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's Board of Directors has determined that any portfolio transaction for the Fund may be executed through CGM or an affiliate of CGM if, in the manager's judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the Fund a commission rate consistent with those charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, CGM may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the
Fund of the aggregate compensation it earned on such transactions.

   Even though investment decisions for the Fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

   The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other Funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

                                      29

   The Fund held the following securities of its regular broker-dealers as of
April 30, 2004:

             Broker-Dealer                                 Value
             -------------                               ----------
             Merrill Lynch & Co., Inc., common stock.... $5,428,423
             J.P. Morgan Chase & Co., common stock......  1,598,000
             Bank of America Corp., common stock........  1,340,883
             Morgan Stanley, common stock...............  1,207,665
             The Goldman Sachs Group, Inc., common stock    967,500

                              PORTFOLIO TURNOVER

   The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) may exceed 100% but is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. The manager will rebalance the allocation of the segments in the Fund's portfolio promptly to the extent that the percentage of the Fund's portfolio invested in either the Large Cap Growth or Large Cap Value segment's securities equals or exceeds 60% of the Fund's total assets. As a result, when securities in one segment of the Fund's portfolio have underperformed the securities in the other segment, the manager will rebalance the portfolio to increase the Fund's assets allocated to the segment that underperformed, and decrease the assets allocated to the segment that outperformed, the other segment. The manager will also monitor the Fund's portfolio to ensure that no more than 25% of the Fund's assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund's investment policies.
For the 2003 and 2004 fiscal years, the Fund's portfolio turnover rates were
55% and 58%, respectively.

                              PURCHASE OF SHARES

General

   Investors may purchase shares from a Smith Barney Financial Consultant or a
Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at a sub-transfer agent are not subject to a maintenance fee.

   Investors in Class A, Class B and Class C shares may open an account in the
Fund by making an initial investment of at least $1,000 for each account, or
$250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in
Class Y shares may open an account by making an initial investment of
$15,000,000. Subsequent investments of at least $50 may be made for all
Classes. For participants in retirement plans qualified under Section 403(b)(7)
or Section 401(c) of the Code, the minimum initial investment required for
Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Fund is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from, or proceeds from a sale of, a Unit Investment Trust ("UIT") sponsored by CGM, and
Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the applicable sub-transfer agent. Share certificates are issued for CGM accounts only upon a shareholder's written request to the applicable sub-transfer agent.

                                      30

   Purchase orders received by the Fund or a Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a
Service Agent prior to the close of regular trading on the NYSE on any day the
Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the
Fund's agent prior to its close of business. For shares purchased through a
Service Agent purchasing through CGM, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan.  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the
Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the
sub-transfer agent is authorized through preauthorized transfers of at least
$25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or a sub-transfer agent. The Systematic Investment Plan also authorizes
CGM to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.

Sales Charge Alternatives

   The following Classes of shares are available for purchase. See the
Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares.  Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                          Sales Charge  Sales Charge as a   Broker/Dealer
                             as a %        % of Amount    Compensation as %
                         of Transaction     Invested      of Offering Price
                         -------------- ----------------- -----------------
    Amount of Investment
    Less than $25,000...      5.00%           5.26%             4.50%
    $25,000 - $49,999...      4.25            4.44              3.83
    $50,000 - $99,999...      3.75            3.90              3.38
    $100,000 - $249,999.      3.25            3.36              2.93
    $250,000 - $499,999.      2.75            2.83              2.48
    $500,000 - $999,999.      2.00            2.04              1.80
    $1,000,000 or more..       -0-             -0-               -0-
--------
*  Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred
   Sales Charge of 1.00% on redemptions made within 12 months of purchase. The
   Deferred Sales Charge on Class A shares is payable to CGM, which compensates
   Service Agents whose clients make purchases of $1,000,000 or more. The
   Deferred Sales Charge is waived in the same circumstances in which the
   Deferred Sales Charge applicable to Class B and Class C shares is waived.
   See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales
   Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class
A shares of the Fund made at one time by any "purchaser," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares.  Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See
"Deferred Sales Charge Provisions" below.

                                      31

   Class C Shares.  Class C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See
"Deferred Sales Charge Provisions" below.

   Class Y Shares.  Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by
Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers.  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a)
sales to (i) Board Members and employees (including retired Board Members and employees) of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds; the immediate families of such persons
(including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii)
employees of members of the NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial
Consultant's prior employer, (ii) was sold to the client by the Financial
Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of
Citigroup; (f) direct rollovers by plan participants of distributions from a
401(k) plan offered to employees of Citigroup or its subsidiaries (Note:
subsequent investments will be subject to the applicable sales charge); (g)
purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGM; (i) purchases by investors participating in
"wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM; (j) purchases of Class
A shares by Section 403(b) or Section 401(a) or (k) accounts associated with
Citistreet Retirement Programs; (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate
Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (m) purchases by executive deferred compensation plans participating in the CGM ExecChoice program; and (n)
purchases by retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the Fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation.  Class A shares of the Fund may be purchased by any
"purchaser" (as defined under "Volume Discounts") at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

                                      32

   Letter of Intent--Class A Shares.  A Letter of Intent for an amount of
$25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a
Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith
Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the
Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney
Financial Consultant or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares.  A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares
(except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees
(including a service fee of 0.25%) and expenses applicable to the Fund's Class
A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a
Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge shares" are: (a) Class B shares; (b) Class C shares;
and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

   Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b)
reinvestment of dividends or capital gain distributions; (c) with respect to
Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class C shares and Class A shares that are Deferred Sales
Charge shares, shares redeemed more than 12 months after their purchase.

   Class C shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on
Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

                       Year Since Purchase    Deferred
                       Payment Was Made     Sales Charge
                       ----------------     ------------
                       First...............     5.00%
                       Second..............     4.00
                       Third...............     3.00
                       Fourth..............     2.00
                       Fifth...............     1.00
                       Sixth and thereafter     0.00

                                      33

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares)
owned by the shareholder.

   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other
Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For U.S. federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.
The amount of any Deferred Sales Charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange
Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

   Deferred Sales Charge waivers will be granted subject to confirmation (by
Smith Barney in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

   Smith Barney Funds Retirement Program.  The Fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the
Smith Barney Mutual Funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares.  Class A shares may be purchased by plans investing at least
$3 million.

                                      34

   Class C Shares.  Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within
30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its
Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney
Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Volume Discounts

   The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers
Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith
Barney Financial Consultant or a Service Agent.

CGM Accounts

   Purchases of shares of the Fund must be made through a brokerage account maintained with Smith Barney, an introducing broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B,
Class C, or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

PFSI Accounts

   The Fund offers two Classes of shares to investors purchasing through PFSI:
Class A shares and Class B shares.

   Initial purchase of shares of the Fund must be made through a PFSI
Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder

                                      35

Services, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.

   Shares purchased will be held in the shareholder's account by Primerica
Shareholder Services. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase check by
Primerica Shareholder Services.

   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least
$50 may be made for each Class. For the Fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, Directors or Trustees of any of the Smith Barney
Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or sub-transfer agent prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.

   Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI
Registered Representative must contact Primerica Shareholder Services at (800)
665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800)
544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach
Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular subsequent investment procedure described above.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica
Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, a fee may be assessed for each Account Transcript requested.
Additional copies of tax forms are available at the shareholder's request. A fee for each tax form may be assessed.

   Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

                                      36

Determination of Public Offering Price

   The Fund offers its shares on a continuous basis. The public offering price for Class A, Class B, Class C and Class Y shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1 million is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A Deferred Sales Charge is imposed on certain redemptions of
Class B shares, and on Class C shares and Class A shares (purchased in amounts exceeding $1 million) redeemed within one year of purchase.

                             REDEMPTION OF SHARES

   The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the
Fund's shareholders.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Distributions in Kind

   If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00%
of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Share price"
in the Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

CGM Accounts

   Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by
CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

      Smith Barney Investment Funds Inc.
      --Smith Barney Multiple Discipline Funds--Large Cap Growth and Value Fund
      Class A, B, C or Y (please specify)
      c/o PFPC Inc.
      P.O. Box 9699
      Providence, RI 02940-9699

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as

                                      37

the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the
Federal Reserve System or member firm of a national securities exchange.
Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   Telephone Redemption and Exchange Program.  Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone.
To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire
Authorization Form, along with a signature guarantee, that will be provided by the applicable sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

   Redemptions.  Redemption requests of up to $50,000 of any class or classes of shares of the Fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m.
and 4:00 p.m. Eastern time on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges.  Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m.
and 4:00 p.m. Eastern time on any day on which the NYSE is open.

   Additional Information Regarding Telephone Redemption and Exchange
Program.  Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

PFSI Accounts

   Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to the applicable sub-transfer agent, Primerica Shareholder Services, at P.O. Box

                                      38

9662 Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445,
Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing
Impaired (800) 824-1721.

   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event a redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a
Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.
Redemption from a 403(b)(7) account requires completion of a special form.
Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m.
and 8:00 p.m. Eastern time to obtain the proper forms.

   A shareholder may utilize Primerica Shareholder Services Telephone
Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the
NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica
Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least
$50 may be made under the Withdrawal Plan by redeeming as many shares of the
Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a

                                      39

shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable
Deferred Sales Charge will be waived on amounts withdrawn that do not exceed
2.00% per month of the value of the shareholder's shares that are subject to a
Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued
withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the applicable sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Smith Barney Financial
Consultant or the applicable sub-transfer agent. Applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                              EXCHANGE PRIVILEGE

   Except as noted below and in the Prospectus, shareholders of any of the
Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class
A, Class B and Class C shares are subject to minimum investment requirements
(except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The
Deferred Sales Charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a Deferred Sales Charge.
If the fund exchanged into has a higher Deferred Sales Charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

      A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual
   Funds.

      B. Class B shares of the Fund exchanged for Class B shares of another
   Smith Barney Mutual Fund will be subject to the higher applicable Deferred
   Sales Charge of the two funds and, for purposes of calculating Deferred
   Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      C. Class C shares of any fund may be exchanged without a sales charge.
   For purposes of Deferred Sales Charge applicability, Class C shares of the
   Fund exchanged for Class C shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

   The exchange privilege enables shareholders to acquire shares of the same
Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as

                                      40

described above, in shares of the fund being acquired. CGM and PFS Distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges.  The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the manager in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney
Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the
Prospectus.

   During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase's being delayed.

                              VALUATION OF SHARES

   The net asset value per share of the Fund's classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class will differ. The following is a description of the procedures used by the Fund in valuing its assets.

   Securities for which reliable market prices or quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales prices on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Portfolio securities listed on Nasdaq for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued on the basis of valuations provided by dealers in those instruments or an independent pricing service approved by the Board of
Directors. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received from writing call and put options will be recorded as a liability, the value of which is marked to market

                                      41

daily. Any other investments of the Fund, including restricted securities, listed securities for which there is a thin market or that trade infrequently
(i.e., securities for which prices are not readily available) or securities whose value has been materially affected by events occurring after the close of the relevant market but prior to the close of the NYSE, are valued at a fair value determined in good faith by the Board of Directors, generally based upon recommendations provided by SBFM. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S.
dollars when the London Stock Exchange closes.

   Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of investments held by such Fund.

                          DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized in order to avoid a federal excise tax liability.

   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same
Class at net asset value, subject to no initial sales charge or Deferred Sales
Charge. A shareholder may change the option at any time by notifying his Smith
Barney Financial Consultant or Service Agent. A shareholder whose account is held directly at a sub-transfer agent should notify the applicable sub-transfer agent in writing, requesting a change to this reinvestment option.

   The per share dividends on Class B and Class C shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Fund will be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

                                     TAXES

   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential
U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules.
Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

   The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment

                                      42

companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than
5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the Fund will not be subject to U.S.
federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98%
of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on
October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and
"straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer
Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio
(i.e., treat them as if they were closed out at the end of each year) and (b)
may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the
Fund as a regulated investment company.

                                      43

   The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

   As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the
Fund has been a party to the swap for more than one year).

   The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1)
mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or "appreciated financial positions" or
(2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

   Foreign Investments.  Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

   Passive Foreign Investment Companies.  If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

   If the Fund were to invest in a PFIC and elect to treat the PFIC as a
"qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion

                                      44

of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the
90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from
PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

   Dividends and Distributions.  Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on
December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

   The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a)
will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35%
tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S.
federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

   Special rules apply however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31,
2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual

                                      45

receiving the dividend satisfies certain holding period and other requirements.
Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund after
December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend,"
and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An
"extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20%
of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                                      46

   Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.
Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Backup Withholding.  The Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding.
Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liability.

   Notices.  Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                      47

                            ADDITIONAL INFORMATION

   The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28,
1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds
Inc. and Smith Barney Investment Funds Inc., respectively. Prior to January 21,
2004, the Fund's name was Smith Barney Premier Selections Large Cap Fund.

   The Company offers shares of eight separate series with a par value of $.001 per share. The Fund offers shares currently classified into four Classes--A, B,
C and Y. Each Class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b)
the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class (except Class Y) pursuant to the Plans; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares.
The Company's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The
Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a
Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed by votes cast in person or by proxy. Except as set forth above, the
Directors shall continue to hold office and may appoint successor Directors.

   As used in the Prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a)
more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than
50% of the outstanding shares of the Company (or the affected series or Class)
are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of the Investment
Management Agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a "vote of a majority of the outstanding voting securities" of the Fund; however, the ratification of independent auditors, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

   Annual and Semi-Annual Reports.  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or
Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the transfer agent.

                                      48

                             FINANCIAL STATEMENTS

   The Fund's annual report for the fiscal year ended April 30, 2004 was filed on July 8, 2004, Accession Number 0001193125-04-115641, and is incorporated in its entirety by reference.

                               OTHER INFORMATION

   In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual
Funds average 21 years in the industry and 15 years with the firm.

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer three "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--portfolio manager driven funds
   The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series Funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Research Series--driven by exhaustive fundamental securities analysis
   Built on a foundation of substantial buy-side research, the Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--a solution to funds that stray
   The Style Pure Series funds are the building blocks of asset allocation.
   Other than maintaining minimal cash or under extraordinary conditions, Style
   Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                      49

                                  APPENDIX A

Summary of Manager Proxy Voting Policies and Procedures

   The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the
Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the
Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the
Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees
(including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

                                      A-1

   CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting
Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                      A-2

August 2, 2004, as revised August 28, 2004

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS—BALANCED ALL CAP GROWTH AND VALUE FUND

125 Broad Street

New York, New York 10004

1-800-451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the current combined Prospectus of the Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund (the “Fund”), dated August 2, 2004, as revised August 28, 2004 and the Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund, the Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund and the Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund dated August 28, 2004, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. It is intended to provide more detailed information about the Fund as well as matters already discussed in the Prospectus. The Prospectus may be obtained free of charge by contacting a Smith Barney Financial Consultant, a PFS Investments Inc. (“PFSI”) Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a “Service Agent”), or by writing or calling Citigroup Global Markets Inc. (“CGM”) at the address or telephone number above. The Fund is a newly organized, separate investment series of Smith Barney Investment Funds Inc. (the “Company”).

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INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Prospectus discusses the Fund’s investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC (“SBFM” or the “manager”) serves as investment manager to the Fund.

The Fund is an open-end, diversified, management investment company whose investment objective is balanced between long-term growth of capital and principal preservation. The Fund normally invests in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depositary receipts for these securities. Under normal market conditions, the majority of the Fund’s portfolio will consist of common stocks, but the Fund maintains at least 25% of its net assets in short-term to intermediate-term U.S. Treasury bills, notes, bonds and U.S. government agency securities with an average maturity of approximately 2.5 to 7 years, and the Fund may maintain a portion of its assets in money market instruments and/or cash to provide for payment of the Fund’s expenses and to meet redemption requests. The Fund also reserves the right, as a defensive measure, to hold any kind of money market instruments, including short-term debt securities or cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant.

EQUITY SECURITIES

Common Stocks.    The Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks, Convertible Securities and Warrants.    The Fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stocks entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Warrants entitle the Fund to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs.    The Fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”).

FOREIGN SECURITIES

The Fund may invest in American Depositary Receipts (“ADRs”) and ordinary shares of non-U.S. companies that trade in the U.S. markets. The manager intends to limit the Fund’s investment in these types of securities to 25% of the Fund’s assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

2

Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

LENDING PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements and for cash management purposes, the Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The Fund may not lend its portfolio securities to the manager or its affiliates unless it has applied for and received specific authority from the Securities and Exchange Commission (the “SEC”). Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities.

In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (a) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk. From time to time, the Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund or the manager and is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned.

Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

REPURCHASE AGREEMENTS

The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

3

The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a fund than would be available to a fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the seller.

Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed delivery transaction, the Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

4

The Fund will at times maintain in a segregated account cash or liquid securities equal to the amount of the Fund’s when-issued or delayed delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the Fund’s assets. That is, to the extent the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a greater or lesser value than the Fund’s payment obligations).

MONEY MARKET INSTRUMENTS

As stated in the Prospectus, the Fund may invest for temporary defensive purposes, to pay expenses and/or meet redemption requests in any type of money market instruments and short-term debt securities or cash. Money market instruments in which the Fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Certificates of deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amounts of CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

5

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

Savings and loan associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

DERIVATIVE CONTRACTS

The Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates, as a substitute for buying or selling securities or as a cash flow management technique. There can be no assurance that such efforts will succeed.

Writing Covered Call Options.    The Fund may write (sell) covered call options. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The manager and the Company believe that writing of covered call options is less risky than writing uncovered or “naked” options, which the Fund will not do.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a covered call

6

option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option’s expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund’s custodian.

The premium the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

Purchasing Put Options.    The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

7

The Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security is eventually sold.

The Fund may also purchase put options at a time when Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options.    The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return.

Stock Index Options.    The Fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment such as the Amex Oil Index or the Amex Computer Technology Index.

Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the

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closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the manager’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

The Fund will engage in stock index options transactions only when determined by the manager to be consistent with the Fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

Stock Index, Interest Rate and Currency Futures Contracts.    The Fund may enter into stock index, interest rate or currency futures contracts as a hedge against changes in prevailing levels of market values, interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. The Fund’s hedging may include holding futures as an offset against anticipated changes in market values, interest or currency exchange rates. The Fund may also enter into futures contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund’s exposure to market value, interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts.

Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a

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particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in futures contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

The Fund may enter into futures transactions for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The Fund may also enter into futures transactions as a substitute for buying or selling securities or as a cash flow management technique.

“Margin” with respect to futures contracts is the amount that must be deposited by the Fund with a broker in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit made when the futures contract is entered into (“initial margin”) is intended to assure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Options on Futures Contracts.    Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an

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option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on futures, the Fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above). Such options would be used in a manner identical to the use of options on futures contracts.

To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

Neither the Company nor the Fund will be a commodity pool. In addition, the manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a commodity pool operator under the rules of the Commodity Futures Trading Commission. The SEC staff takes the position that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Forward Currency Contracts, Options on Currency and Currency Swaps.    A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the use of cross-hedges by the Fund, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the cross-hedges of the Fund and the movements in the exchange rates of the foreign currencies in which the assets of the Fund that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Fund, however, may enter into forward contracts with deposit requirements or commissions.

A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the

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right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

The ability of the Fund to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.

Interest Rate Swaps, Caps and Floors.    Among the hedging transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or segment of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only

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the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the manager and the Fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of the obligations of the Fund over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

New options and futures contracts and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

CONVERTIBLE SECURITIES

Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

INDEX-RELATED SECURITIES

The Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index (“Equity Equivalents”). Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they

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seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund’s assets across a broad range of equity securities.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if the Fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalents is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of Fund shares.

FIXED-INCOME SECURITIES

General.    Fixed-income securities may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the Fund. The market value of the fixed-income obligations in which the Fund may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

U.S. Government Securities.    U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”), are mortgage-related securities. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Mortgage-related Securities.    The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

The Fund may invest in governmental or government-related mortgage-related securities. Governmental mortgage-related securities are backed by the full faith and credit of the U.S. government. GNMA, the principal guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing

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and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the U.S. government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

RESTRICTED SECURITIES

Restricted securities are those that may not be sold publicly without first being registered under the Securities Act of 1933, as amended (the “1933 Act”). For that reason, the Fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities.

LEVERAGING

The Fund may from time to time leverage its investments by purchasing securities with borrowed money. The Fund may borrow money only from banks and in an amount not to exceed 33 1/3% of the total value of its assets less liabilities. The amount of borrowings by the Fund also may be limited by availability and cost of credit and by restrictions imposed by the Federal Reserve Board. The Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, asset coverage of the Fund drops below 300%, the Fund must reduce its outstanding bank debt within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the shares of the Fund to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the shares of the Fund to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate the net investment income of the Fund in any given period.

SHORT SALES

The Fund may sell securities short “against the box.” While a short sale is the sale of a security the Fund does not own, it is “against the box” if at all times when the short position is open, the Fund owns an equal

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amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

RISK FACTORS

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that the net asset value of the Fund will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Portfolio Turnover.    The investment policies of the Fund may result in its experiencing a greater portfolio turnover rate than investment companies that seek to produce income or to maintain a balanced investment position. Although the portfolio turnover rate of each segment cannot be predicted and will vary from year to year, it is possible that the Fund’s annual portfolio turnover rate may exceed 100%, but will not exceed 200%. A 100% portfolio turnover rate would occur, for instance, if all securities in the Fund were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which investments of the Fund are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy.

Derivative Instruments.    In accordance with its investment policies, the Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. An investment in the Fund also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the portfolio managers’ expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate and currency swaps. The following are the principal risks associated with derivative instruments.

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Market risk:    The instrument will decline in value or an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility:    Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk:    The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Fund are not readily marketable and are subject to the Fund’s restrictions on illiquid investments.

Correlation risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for the Fund is reviewed and analyzed by the portfolio managers to assess the risk and reward of each such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund.

Special Risks of Using Futures Contracts.    The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in stock market prices or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for equity securities, debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to market values, interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. Where the Fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other assets of the Fund.

Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund segregates and commits to back the futures contract with an amount of cash and liquid securities from the Fund equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that

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limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

MASTER/FEEDER FUND STRUCTURE

The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT RESTRICTIONS

The investment restrictions below and the Fund’s investment objective have been adopted by the Company as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. “Majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares.

Under the investment restrictions adopted by the Company with respect to the Fund, the Fund will not:

1.  Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.  Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

3.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate

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business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

6.  Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

7.  Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

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DIRECTORS AND OFFICERS OF THE COMPANY

The business and affairs of the Fund are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and Officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The Officers of the Fund are employees of organizations that provide services to the Fund.

Name, Address and Age	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Non-Interested Directors:
Paul R. Ades Paul R. Ades, PLLC 181 West Main Street, Suite C Babylon, NY 11702 Age 63	Director	Since 1994	Law Firm of Paul R. Ades, PLLC (April 2000 to present); Partner in Law Firm of Murov & Ades, Esqs. (November 1970 to March 2000)	15	None

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Age 66	Director	Since 1981	Professor, Harvard Business School	49	None

Frank G. Hubbard 87 Whittredge Road Summit, NJ 07901 Age 66	Director	Since 1993	President of Avatar International Inc. (business development) (since 1998)	15	None

Jerome H. Miller c/o R. Jay Gerken CGM 399 Park Avenue 4th Floor New York, NY 10022 Age 65	Director	Since 1998	Retired	15	None

Ken Miller Young Stuff Apparel Group Inc. 930 Fifth Avenue New York, NY 10021 Age 62	Director	Since 1994	President of Young Stuff Apparel Group Inc. (since 1963)	15	None

Interested Director:

R. Jay Gerken** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Age 52	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CGM; Chairman, President and Chief Executive Officer of SBFM, Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); formerly portfolio manager, Smith Barney Growth and Income Fund (1994 - 2000) and Smith Barney Allocation Series, Inc. (1996 - 2001)	221	None

*	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because he is an Officer of SBFM and certain of its affiliates.

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Name, Address and Age	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 47	Senior Vice President and Chief Administrative Officer (since 2003), Chief Financial Officer and Treasurer (since 2004)	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup Inc. (“Citigroup”); Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003);

Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000).

				N/A	N/A
Valerie Bannon CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 31	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 53	Vice President and Investment Officer	Since 1999	Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
Ellen S. Cammer CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 50	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
Richard A. Freeman CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 50	Vice President and Investment Officer	Since 2000	Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
John Goode CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Age 58	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
Peter J. Hable CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Age 44	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
Kirstin Mobyed CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 34	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
Roger Paradiso CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 37	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A

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Name, Address and Age	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Officers:
Andrew Beagley CGM 399 Park Avenue, 4th Floor New York, NY 10022 Age 40	Chief Anti-Money Laundering Compliance Officer (since 2002) and Chief Compliance Officer (since 2004)	Since 2002	Director, CGM (since 2000); Director of Compliance, North America, Citigroup Asset Management (since 2000); Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999).	N/A	N/A
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Age 48	Chief Legal Officer and Secretary	Since 2003	Managing Director and General Counsel, Global Mutual Funds for Citigroup Asset Management (since 1994).	N/A	N/A
Kaprel Ozsolak CAM 125 Broad Street, 9th Floor New York, NY 10004 Age 37	Controller	Since 2002	Vice President of CGM; Controller of certain mutual funds associated with Citigroup	N/A	N/A

For the calendar year ended December 31, 2003, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:

Non-Interested Directors	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Director
Paul R. Ades	None	Over $100,000
Herbert Barg*	None	None
Dwight B. Crane	None	Over $100,000
Frank G. Hubbard	None	$10,001–$50,000
Jerome H. Miller	None	$1–$10,000
Ken Miller	None	$10,001–$50,000

Interested Director
R. Jay Gerken	None	Over $100,000

*	Mr. Barg assumed emeritus status as of December 31, 2003.

As of December 31, 2003, none of the above Directors who are not interested persons of the Fund (“Independent Directors”) or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriters of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Fund.

The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, K. Miller and J. Miller.

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In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the Company’s independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors and all permissible non-audit services provided by the Company’s independent auditors to SBFM and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. During the fiscal year ended April 30, 2004, the Audit Committee met four times.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company’s Secretary. The Nominating Committee did not meet during the fiscal year ended April 30, 2004.

No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $30,600 per annum plus $3,500 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2003 such expenses totaled $6,096. The Directors of the Company were paid the following compensation for the respective periods:

Non-Interested Directors	Aggregate Compensation from the Fund Fiscal Year Ended 04/30/04	Total Pension or Retirement Benefits Paid as Part of Fund Expenses	Total Compensation from Fund Complex Paid to Directors in Calendar Year Ending 12/31/03	Number of Portfolios in Fund Complex Served by Director
Paul R. Ades	None	$0	$60,575	15
Herbert Barg*	None	0	127,963	42
Dwight B. Crane	None	0	168,875	49
Frank G. Hubbard	None	0	60,675	15
Jerome Miller	None	0	60,575	15
Ken Miller	None	0	60,575	15

Interested Directors
R. Jay Gerken(1)	$0	$0	$0	221

(1)	Mr. Gerken is not compensated for his service as Director because of his affiliation with the manager.
*	Mr. Barg assumed emeritus status as of December 31, 2003.

During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received $25,000 from the Fund Complex for the calendar year ended December 31, 2003.

As of July 1, 2004, the Directors and Officers of the Company as a group owned less than 1% of the outstanding common stock of the Fund.

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SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) with the Fund which was approved by the Board of Directors, including a majority of the Independent Directors, on July 15, 2004. SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup. Subject to the supervision and direction of the Company’s Board of Directors, the manager manages the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. The manager pays the salary of any officer and employee who is employed by both it and the Fund. The manager bears all expenses in connection with the performance of its services. The manager also: (a) assists in supervising all aspects of the Fund’s operations except those it performs under its investment advisory agreement; b) supplies the Fund with office facilities (which may be in SBFM’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund, (ii) applicable deferred sales charges (“Deferred Sales Charges”) and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the Securities and Exchange Commission (“SEC”) and state blue sky authorities.

The Fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Company who are not officers, directors, shareholders or employees of CGM or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of Directors of the Company.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2004 of approximately $115.4 billion.

As compensation for investment management services, the Fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund’s average daily net assets.

The Investment Management Agreement for the Fund has an initial term of two years and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and in either event, by a majority of the Independent Directors of the Fund’s Board with such Independent Directors casting votes in person at a meeting called for such purpose. The Fund or the manager may terminate the Investment Management Agreement on sixty days’ written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

In approving the Fund’s Investment Management Agreement, the Board, including the Independent Directors, considered the reasonableness of the investment management fees to be paid by the Fund in light of the extent and quality of the advisory services to be provided. Specifically, the Board concluded, on the basis of comparable fee information provided by the manager, that the proposed investment management fee rate was identical to the investment management fee rate paid by another investment company with investment policies and strategies identical to those of the Fund and was comparable to fees paid by other mutual funds managed by non-affiliated persons with similar investment objectives and policies.

The Board reviewed the services to be provided by the manager under the Investment Management Agreement. The Board reviewed information provided by the manager about the performance of the fund that has identical investment policies and strategies. During the period since its inception in 2002, that fund had

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underperformed its equity benchmark indices but had substantially outperformed its fixed income benchmark. For the one year ended December 31, 2003, that fund had also outperformed the average of comparable mutual funds as compiled independently by Lipper Inc. The Board also noted that the coordinating portfolio managers and segment managers had extensive experience with other funds advised by the manager. Based on this information, and its familiarity with other funds advised by the manager, the Board concluded that the services to be provided by the manager were substantially identical to those currently provided by the manager to other funds that are overseen by the Board, which it had determined to be of high quality with respect to those other funds.

In reviewing the reasonableness of the investment management fee, the Board concluded that affiliates of the manager would benefit from the manager’s relationship with the Fund. The Board approved the applicability to the Fund of certain contracts between the Company and affiliates of the manager under which those affiliates would serve as the Fund’s principal underwriters, its transfer agent and one of its sub-transfer agents, and would receive compensation for their services in the form of sales commissions, deferred sales charges, fees to be paid under Rule 12b-1 plans and transfer agency fees. The Board concluded that these services were necessary for the operation of the Fund and that the manager’s affiliates could provide services the nature and quality of which were at least equal to those provided by unaffiliated third parties and at fees that were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board further recognized that it had approved procedures under which the Fund would be permitted to use broker-dealer affiliates of the manager as brokers in securities transactions, subject to the conditions that the affiliate will provide the Fund with price and execution at least as favorable and a commission rate comparable to those provided by unaffiliated broker-dealers in similar transactions. The Board also recognized the existence of “fall-out benefits” to affiliates of the manager, such as the affiliated underwriters’ ability to use funds held in shareholders’ brokerage accounts as free credit balances if such shareholders pay for Fund shares prior to settlement date and do not otherwise specify a use for the funds. The Board concluded that the benefits to the manager and its affiliates were a necessary result of the manager’s being part of a diverse financial services organization providing a wide variety of services to investment companies, and noted that the Fund should be able to benefit from the manager’s experience and resources. The Board further reviewed the manager’s use of research services received from broker-dealers that will execute transactions on behalf of the Fund and concluded that while such research services may benefit the manager, the Fund should also benefit from the manager’s receipt of such services.

In analyzing the expenses expected to be incurred by the manager with respect to the Fund, the Board members took note of the information they had received with respect to other funds they oversee regarding the profitability of the mutual fund business to the manager and its affiliates. The Board also considered the anticipated expense ratio of the Fund in comparison to that of other funds managed by the manager and to competitive funds with assets comparable to the Fund’s anticipated size. The Board noted that it had concluded that the manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on the benefits of economies of scale to the funds.

After requesting and reviewing such information as they deemed necessary, the Board concluded that proposed advisory fee rate was reasonable and that the Investment Management Agreement was in the best interests of the Fund and its shareholders. No single factor was identified by the Board as the determining factor in deciding whether to approve the Investment Management Agreement. The Independent Directors were advised by separate independent legal counsel throughout this process.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Company, the investment adviser and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the

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best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Company, its investment advisers and principal underwriters are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Board members may not agree with particular policies or votes by the Fund’s manager, the Board of Directors has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision-making process.

Attached as Appendix A are summaries of the guidelines that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager on the other. These summaries of the guidelines give a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. Effective August 31, 2005, information on how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2005 will be available (1) without charge, upon request, by calling 1-800-451-2010, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Counsel and Auditors

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company. The Directors who are not “interested persons” of the Company have selected Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, to serve as their legal counsel.

KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, serves as auditors of the Fund and has been selected to render an opinion on the Fund’s financial statements for the fiscal year ending April 30, 2005.

Custodian and Transfer Agent

State Street Bank and Trust Company (the “custodian”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Fund. Under its agreement with the Company on behalf of the Fund, the custodian holds the Fund’s portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

Citicorp Trust Bank, fsb (the “transfer agent”), located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund.

PFPC Inc. (the “sub-transfer agent”), whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a sub-transfer agent to the Fund to render certain shareholder record-keeping and accounting services.

The Fund has also engaged the services of Primerica Shareholder Services, whose address is P.O. Box 9662, Providence, Rhode Island 02940-9662, as a sub-transfer agent for PFSI Accounts.

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Distributors

CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc. (“PFS Distributors”), located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, serve as the Fund’s distributors pursuant to separate written agreements dated June 5, 2000 (the “Distribution Agreements”), which were approved by the Company’s Board of Directors, including a majority of the Independent Directors, with respect to the Fund on July 15, 2004.

CGM and PFS Distributors may be deemed to be underwriters for purposes of the 1933 Act. From time to time, CGM or PFS Distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFSI Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFSI Registered Representatives that sell shares of the Fund.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor’s brokerage account and CGM may benefit from the temporary use of the funds. The Company’s Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and took such benefits into consideration when approving the Investment Management and Distribution Agreements.

Distribution Arrangements

To compensate CGM or PFS Distributors for the services they provide and for the expense they bear under the Distribution Agreement, the Fund has adopted a services and distribution plan (the “Plan”) pursuant to Rule l2b-1 under the 1940 Act. The only Classes of shares being offered for sale through PFS Distributors are Class A shares and Class B shares. Under the Plan, CGM is paid a fee with respect to shares of each portfolio sold through CGM, and PFS Distributors is paid a fee with respect to shares of each portfolio sold through PFS Distributors. Under the Plan, the Fund pays CGM or PFS Distributors (who pays its Registered Representative), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund’s average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the Fund pays CGM a fee with respect to the Class B and Class C shares (and pays PFS Distributors with respect to Class A and B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of Smith Barney Financial Consultants, PFSI Registered Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGM and PFS Distributors associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. The Class B and Class C distribution fee is calculated at the annual rate of 0.75% of the value of the Fund’s average daily net assets attributable to the shares of the respective Class.

PFS Distributors and CGM each will pay for the printing, at printer’s overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the Fund under the Plan.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors, including all of the Independent Directors, in the manner described above. The Plan may be terminated

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with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Pursuant to the Plan, CGM and PFS Distributors will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made.

Portfolio Transactions

The manager arranges for the purchase and sale of the Fund’s securities and selects brokers and dealers (including CGM) which, in its best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/ or research services. In selecting a broker, including CGM, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis.

Decisions to buy and sell securities for the Fund are made by the manager, subject to the overall supervision and review of the Company’s Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of the manager.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

In executing portfolio transactions and selecting brokers or dealers, it is the Fund’s policy to seek the best overall terms available. The manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The manager receives research, statistical and quotation services from several broker-dealers with which it places the Fund’s portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The manager’s fee under the Investment Management Agreement is not reduced by reason of its receiving such brokerage and research services. The Company’s Board of Directors, in its discretion, may authorize the manager to cause the Fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company’s Board of Directors has determined that any portfolio transaction for the Fund may be executed through CGM or an affiliate of CGM if, in the manager’s judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the Fund a commission rate consistent with those charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, CGM may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the Fund of the aggregate compensation it earned on such transactions.

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Even though investment decisions for the Fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Portfolio Turnover

The Fund’s portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. The manager will rebalance the allocation of the segments in the Fund’s portfolio promptly to the extent that the percentage of the Fund’s portfolio invested in any of the All Cap Growth, All Cap Value or Fixed Income segment—Government Securities Management’s securities diverges by at least 20% from the target allocation, except that the Fund will maintain a minimum of 25% of its net assets in the Fixed Income segment—Government Securities Management. As a result, when securities in a segment of the Fund’s portfolio have underperformed the securities in the other segments of the portfolio, the manager will rebalance the portfolio to increase the Fund’s assets allocated to the segments that underperformed, and decrease the assets allocated to the segment that outperformed, the other segments. The manager will also monitor the Fund’s portfolio to ensure that no more than 25% of the Fund’s assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund’s investment policies.

PURCHASE OF SHARES

General

Investors may purchase shares from a Smith Barney Financial Consultant or Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at a sub-transfer agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class C shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Fund is $25. There

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are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the applicable sub-transfer agent. Share certificates are issued for CGM accounts only upon a shareholder’s written request to the applicable sub-transfer agent.

Purchase orders received by the Fund or a Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange (“NYSE”), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund’s agent prior to its close of business. For shares purchased through a Service Agent purchasing through CGM, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or a sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder’s Smith Barney brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares.    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

	Sales Charge As a % of Transaction	Sales Charge as a % of Amount Invested	Broker/Dealer Compensation as % Of Offering Price
Amount of Investment
Less than $25,000	5.00%	5.26%	4.50%
$25,000 – $49,999	4.25	4.44	3.83
$50,000 – $99,999	3.75%	3.90%	3.38%
$100,000 – $249,999	3.25	3.36	2.93
$250,000 – $499,999	2.75	2.83	2.48
$500,000 – $999,000	2.00	2.04	1.80
$1,000,000 or more	-0- *	-0- *	-0- *

*	Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to CGM, which compensates Service Agents whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class C shares is waived. See “Deferred Sales Charge Provisions” and “Waivers of Deferred Sales Charge.”

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Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by any “person,” which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares.    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class C Shares.    Class C shares are sold with no initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class Y Shares.    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s recordkeeper; or 401(k) plans of Citigroup and its affiliates).

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees (including retired Board Members and employees) of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds; the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant’s employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant’s prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Citistreet Retirement Programs; (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (m) purchases by executive deferred compensation plans participating in the CGM ExecChoice program; and (n) purchases by retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of the Fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

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Right of Accumulation.    Class A shares of the Fund may be purchased by any “purchaser” (as defined below under “Volume Discounts”) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent—Class A Shares.    A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the “Amount of Investment” as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the transfer agent to obtain a Letter of Intent application.

Letter of Intent—Class Y Shares.    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund’s Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

“Deferred Sales Charges Shares” are applicable to: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge shares, shares redeemed more than 12 months after their purchase.

Class C shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and

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deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred Sales Charge
First	5.00%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For U.S. federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to CGM.

To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

Deferred Sales Charge waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

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Smith Barney Funds Retirement Program.     The Fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

The class of shares you may purchase depends on the amount of your initial investment:

Class A Shares.    Class A shares may be purchased by plans investing at least $3 million.

Class C Shares.    Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual’s spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant or a Service Agent.

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CGM Accounts

Purchases of shares of the Funds must be made through a brokerage account maintained with Smith Barney, an introducing broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C, or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

PFSI Accounts

The Fund offers two Classes of shares to investors purchasing through PFSI: Class A shares and Class B shares.

Initial purchase of shares of the Fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the Prospectus. If the transfer agent ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder’s account by Primerica Shareholder Services. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase check by Primerica Shareholder Services.

Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the Fund’s Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or a sub-transfer agent prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.

Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact the Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of

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the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular subsequent investment procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account.

An Account Transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, a fee may be assessed for each Account Transcript requested. Additional copies of tax forms are available at the shareholder’s request. A fee for each tax form may be assessed.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

Determination of Public Offering Price

The Fund offers its shares to current shareholders of the Fund on a continuous basis. The public offering price for a Class A, Class B, Class C and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1 million is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A Deferred Sales Charge is imposed on certain redemptions of Class B shares, and on Class C shares and Class A shares (purchased in amounts exceeding $1 million) redeemed within one year of purchase.

REDEMPTION OF SHARES

The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder’s account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

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Distributions in Kind

If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

CGM Accounts

Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor’s Service Agent or by submitting a written request for redemption to:

Smith Barney Investment Funds Inc.

—Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund

Class A, B, C or Y (please specify)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder’s account number and (c) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Telephone Redemption and Exchange Program.    Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the applicable sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/her initial investment in the Fund.)

Redemptions.    Redemption requests of up to $50,000 of any class or classes of shares of the Fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a

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shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration of the shares of the Fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. Eastern time on any day on which the NYSE is open.

Additional Information Regarding Telephone Redemption and Exchange Program.    Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

PFSI Accounts

Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to the applicable sub-transfer agent, Primerica Shareholder Services, at P.O. Box 9662, Providence, Rhode Island, 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by Primerica Shareholder Services in the event a redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular redemption procedure described above.

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Redemption proceeds can be sent by check to the shareholder’s address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder’s shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

Applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

EXCHANGE PRIVILEGE

Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder’s state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The Deferred Sales Charge (if any) will continue to be measured from the date of a shareholder’s original purchase of shares subject to a deferred sales charge. If the fund exchanged into has a higher deferred sales charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

A.  Class A and Class Y shares of the Fund may be exchanged without a sales charge for shares of the respective shares of any of the Smith Barney Mutual Funds.

B.  Class B shares of the Fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

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C.  Class C shares of the Fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class C shares of the Fund exchanged for Class C shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant or a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM and PFSI reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding Exchanges.    The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund’s policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectus.

During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase’s being delayed.

VALUATION OF SHARES

The net asset value per share of the Fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

Securities for which reliable market prices or quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales prices on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If there were no sales on

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the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Portfolio securities listed on Nasdaq for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued on the basis of valuations provided by dealers in those instruments or an independent pricing service approved by the Board of Directors. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received from writing call and put options will be recorded as a liability, the value of which is marked to market daily. Any other investments of the Fund, including restricted securities, listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available) or securities whose value has been materially affected by events occurring after the close of the relevant market but prior to the close of the NYSE, are valued at a fair value determined in good faith by the Board of Directors, generally based upon recommendations provided by SBFM. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars when the London Stock Exchange closes.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of investments held by such Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund’s policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred Sales Charge. A shareholder may change the option at any time by notifying his Smith Barney Financial Consultant, or Service agent. A shareholder whose account is held directly at sub-transfer agent should notify the sub-transfer agent in writing, requesting a change to this reinvestment option.

The per share dividends on Class B and Class C shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of

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investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

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The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency

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and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies.    If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may also make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount

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equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund after December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S.

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federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding.    The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.    Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

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If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

ADDITIONAL INFORMATION

The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company’s corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc., respectively.

The Company offers shares of eight separate series with a par value of $.001 per share. The Fund offers shares currently classified into four Classes—A, B, C and Y. Each Class of the Fund represents an identical interest in the Fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges if any, for each class; (c) the distribution and/or service fees borne by each Class (except Class Y) pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company’s Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders’ meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

As used in the Prospectus and this Statement of Additional Information, a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of the Investment Management Agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a “vote of a majority of the outstanding voting securities” of the Fund; however, the ratification of independent auditors, the

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election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

Annual and Semi-Annual Reports.    The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund’s printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the transfer agent.

OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

Classic Series—portfolio manager driven funds

The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series Funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research, the Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—a solution to funds that stray

The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

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APPENDIX A

Summary of Manager Proxy Voting Policies and Procedures

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the manager’s goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

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CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

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